LOAN AGREEMENT

                                     between

                          TOOTSIE ROLL INDUSTRIES, INC.

                                       and

                              BANK OF AMERICA, N.A.

                           dated as of August 27, 2004

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                                TABLE OF CONTENTS

Description                                                             Page No.

1.      TERM LOAN FACILITY LINE OF CREDIT AMOUNT AND TERMS.....................1
1.1.    Loan Amount............................................................1
1.2.    Repayment Terms........................................................1
1.3.    Interest Rate..........................................................2
1.4.    Term Note..............................................................4

2.      EXPENSES...............................................................4
2.1.    Expenses...............................................................4
2.2.    Reimbursement Costs....................................................4

3.      COLLATERAL.............................................................4

4.      DISBURSEMENTS, PAYMENTS AND COSTS......................................5
4.1.    Disbursements and Payments.............................................5
4.2.    Direct Debit (Pre-Billing).............................................5
4.3.    Banking Days...........................................................6
4.4.    Interest Calculation...................................................6
4.5.    Default Rate...........................................................6

5.      CONDITIONS.............................................................6
5.1.    Loan Agreement.........................................................6
5.2.    Term Note..............................................................6
5.3.    Authorizations.........................................................6
5.4.    Governing Documents....................................................7
5.5.    Pledge Agreement.......................................................7
5.6.    Control Agreements.....................................................7
5.7.    Guaranty...............................................................7
5.8.    Due Diligence Report...................................................7
5.9.    Concord Audited Financial Statements...................................7
5.10.   Securities Account Statements..........................................7
5.11.   Compliance Certificate.................................................7
5.12.   Perfection and Evidence of Priority....................................7
5.13.   Repayment of Other Credit Agreement....................................7
5.14.   Good Standing..........................................................7
5.15.   Legal Opinion..........................................................8
5.16.   Asset Purchase Agreement...............................................8
5.17.   Payment of Fees........................................................8
5.18    Additional Documents...................................................8

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6.      REPRESENTATIONS AND WARRANTIES.........................................8
6.1.    Formation..............................................................8
6.2.    Authorization..........................................................8
6.3.    Enforceable Agreement..................................................8
6.4.    Good Standing..........................................................8
6.5.    No Conflicts...........................................................9
6.6.    Financial Information..................................................9
6.7.    Lawsuits...............................................................9
6.8.    Collateral.............................................................9
6.9.    Permits, Franchises....................................................9
6.10.   Other Obligations......................................................9
6.11.   Tax Matters............................................................9
6.12.   No Event of Default....................................................9
6.13.   Insurance..............................................................9
6.14.   Place of Business......................................................9
6.15.   Subsidiaries...........................................................9
6.16    ERISA Plans...........................................................10

7.      COVENANTS.............................................................11
7.1.    Use of Proceeds.......................................................11
7.2.    Financial Information.................................................11
7.3.    Funded Debt to EBITDA Ratio...........................................12
7.4.    Collateral to Debt Ratio..............................................12
7.5.    Other Debts...........................................................12
7.6.    Bank as Principal Depository..........................................13
7.7.    Other Liens...........................................................13
7.8.    Change of Ownership...................................................13
7.9.    Additional Negative Covenants.........................................13
7.10.   Notices to Bank.......................................................13
7.11.   Insurance.............................................................14
7.12.   Compliance with Laws..................................................14
7.13.   Indemnity Regarding Hazardous Substances..............................14
7.14.   ERISA Plans...........................................................15
7.15.   Books and Records.....................................................15
7.16.   Audits................................................................15
7.17.   Perfection of Liens...................................................15
7.18.   Cooperation...........................................................15

8.      DEFAULT AND REMEDIES..................................................15
8.1.    Failure to Pay........................................................16
8.2.    Breach of Certain Covenants...........................................16
8.3.    Other Bank Agreements.................................................16
8.4.    Cross-default.........................................................16
8.5.    False Information.....................................................16

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8.6.    Bankruptcy............................................................16
8.7.    Receivers.............................................................16
8.8.    Lien Priority.........................................................16
8.9.    Judgments.............................................................16
8.10.   Default under Related Documents.......................................16
8.11.   ERISA Plans...........................................................17
8.12.   Other Breach Under Agreement..........................................17

9.      ENFORCING THIS AGREEMENT; MISCELLANEOUS...............................17
9.1.    GAAP..................................................................17
9.2.    Illinois Law..........................................................17
9.3.    Waiver of Jury Trial..................................................17
9.4.    Severability; Waivers.................................................17
9.5.    Attorneys' Fees.......................................................18
9.6.    Individual Liability..................................................18
9.7.    One Agreement.........................................................18
9.8.    Indemnification.......................................................18
9.9.    Notices...............................................................19
9.10.   Headings..............................................................19
9.11.   Counterparts..........................................................19

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EXHIBITS

EXHIBIT A         -        TERM NOTE
EXHIBIT B-1       -        PLEDGE AGREEMENT  (TOOTSIE ROLL)
EXHIBIT B-2                PLEDGE AGREEMENT (PLEDGORS)
EXHIBIT C         -        GUARANTY
EXHIBIT D         -        LIST OF DOMESTIC SUBSIDIARIES
EXHIBIT E         -        AMORTIZATION SCHEDULE

                                       IV

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                                 LOAN AGREEMENT

     This Loan Agreement, dated as of August 27, 2004 (as amended, supplemented or otherwise modified from time to time (this "Agreement"), is among BANK OF AMERICA, N.A. (the "Bank") and TOOTSIE ROLL INDUSTRIES, INC., a Virginia corporation ("the Borrower").

                                    RECITALS

     1. The Borrower, as buyer, intends to acquire substantially all of the assets of Concord Confections Inc. ("Concord") and certain related entities pursuant to the terms of a Purchase Agreement, dated August 11, 2004, among the Borrower, Concord and certain Sellers and Stockholders as defined in and party thereto (the "Concord Acquisition").

     2. The Borrower has requested, and the Bank has agreed to make a term loan in an amount of up to $155,000,000 to finance the Concord Acquisition.

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and the Bank hereby agree as follows:

                                   AGREEMENTS
                                   ----------

     1. TERM LOAN FACILITY LINE OF CREDIT AMOUNT AND TERMS

     1.1. Loan Amount. The Bank agrees to provide a term loan to the Borrower in an amount of up to One Hundred Fifty Five Million Dollars ($155,000,000) (the "Term Loan" and "Facility Commitment") which will be made in a single disbursement of the full amount of the Term Loan requested by the Borrower upon closing of the Concord Acquisition.

     1.2. Repayment Terms.

     (a) The Borrower will pay accrued and unpaid interest on the unpaid principal balance of the Term Loan outstanding from time to time on the last business day of each interest period, commencing on the first such date to occur after the date hereof, on the date of any principal repayment of the Term Loan and on the Term Loan Maturity Date.

     (b) The Borrower will repay principal in installments beginning on December 31, 2004, and on each March 31, June 30, September 30 and December 31 thereafter, and ending on August 30, 2006 (the "Term Loan Maturity Date" and such period, the "Repayment Period"). Each principal installment shall be in the amounts set forth in Exhibit E attached hereto and in the Term Note with final installment in the amount of $50,000,000. In any event, on the last day of the Repayment Period, the Borrower will repay the remaining principal balance plus any interest then due.

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     (c) The Borrower may prepay the loan in full or in part at any time. Any prepayment will be applied as Borrower instructs the Bank.

     1.3. Interest Rate.

          (a) The interest rate is a rate per year equal to the LIBOR Rate plus the Applicable Margin as defined below:

          "Applicable Margin" shall be the following percentages per annum, based upon the Funded Debt/EBITDA Ratio (as defined in Section 7.3 of this Agreement), as set forth in the most recent compliance certificate (or, if no compliance certificate is required, the Borrower's most recent financial statements) received by the Bank as required in the Covenants section; provided, however, that, until the Bank receives the first compliance certificate or financial statement, such amounts shall be those indicated for pricing level 1 set forth below:

                                                       Applicable Margin
                                                (in percentage points per annum)
       -------------------------------------------------------------------------
       Pricing Level  Funded Debt/EBITDA
                      Ratio                         LIBOR Rate +

       ------------------------------------------------------------------------
                1         Greater than or equal           0.225%
                          to 1.00
                2         Less than 1.00                  0.175%

          The Applicable Margin shall be in effect from the date the most recent compliance certificate or financial statement is received by the Bank until the date the next compliance certificate or financial statement is received; provided, however, that if the Borrower fails to timely deliver the next compliance certificate or financial statement, the Applicable Margin from the date such compliance certificate or financial statement was due until the date such compliance certificate or financial statement is received by the Bank shall be the highest pricing level set forth above.

          (b) The "LIBOR Rate" is a rate of interest equal to the average per annum interest rate (rounded upwards to the nearest 1/100 of one percent) at which U.S. dollar deposits would be offered for one or three months by major banks in the London inter-bank market, as shown on Telerate Page 3750 (or any successor page) as determined for each Adjustment Date at approximately 11:00 a.m. London time two (2) London Banking Days prior to the Adjustment Date, as adjusted from time to time in the Bank's sole discretion for reserve requirements, deposit insurance assessment rates and other regulatory costs. If such rate does not appear on Telerate Page 3750 (or any successor page), the rate will be determined by such alternate method as reasonably selected by the Bank. A "London Banking Day" is a day on which the Bank's London Banking Center is open for business and dealing in offshore dollars.

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          (d) LIBOR Rate. The LIBOR Rate shall be subject to the following terms and requirements:

               (i) The interest period during which the LIBOR Rate will be in effect will be seven days, one or three months, as requested by the Borrower. The first day of the interest period must be a day other than a Saturday or a Sunday on which banks are open for business in New York and London and dealing in offshore dollars (a "LIBOR Banking Day"). The last day of the interest period and the actual number of days during the interest period will be determined by the Bank using the practices of the London inter-bank market.

               (ii) Borrower may not elect more than five (5) Term Loan portions bearing interest at the LIBOR Rate.

               (iii) The Borrower shall irrevocably request a LIBOR Rate no later than 12:00 noon Chicago time on the LIBOR Banking Day preceding the day on which the London Inter-Bank Offered Rate will be set, as specified above. For example, if there are no intervening holidays or weekend days in any of the relevant locations, the request must be made at least three days before the LIBOR Rate takes effect.

               (iv) The Bank will have no obligation to accept an election for a LIBOR Rate if any of the following described events has occurred and is continuing:

                    (A) Dollar deposits in the principal amount, and for a
               period equal to the interest period, of a LIBOR Rate are not available in the London inter-bank market; or

                    (B) the LIBOR Rate does not accurately reflect the cost of a
               Term Loan bearing interest at the LIBOR Rate.

               (v) Each prepayment of a portion of the Term Loan bearing interest by reference to the LIBOR Rate (a "Portion"), whether voluntary, by reason of acceleration or otherwise, will be accompanied by the amount of accrued interest on the amount prepaid and a prepayment fee as described below. A "prepayment" is a payment of an amount on a date earlier than the scheduled payment date for such amount as required by this Agreement.

               (vi) The prepayment fee shall be in an amount sufficient to compensate the Bank for any loss, cost or expense incurred by it as a result of the prepayment, including any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Portion for the remainder of the related interest period or from fees payable to terminate the deposits from which such funds were obtained. The Borrower shall also pay any customary administrative fees charged by the Bank in connection with the foregoing. For purposes of this paragraph, the

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          Bank shall be deemed to have funded such Portion by a matching deposit or other borrowing in the applicable interbank market, whether or not such Portion was in fact so funded.

     1.4. Term Note. The Term Loan shall be evidenced by a single Term Note (together with any and all renewal, extension, modification or replacement notes executed by the Borrower and given in substitution therefor, the "Term Note") in the form of Exhibit A attached hereto, duly executed by the Borrower and payable to the order of the Bank. At the time of the disbursement of the Term Loan or a repayment made in whole or in part thereon, an appropriate notation thereof shall be made on the books and records of the Bank. All amounts recorded shall be, absent demonstrable error, conclusive and binding evidence of (i) the principal amount of the Term Loan advanced hereunder, (ii) any unpaid interest owing on the Term Loan and (iii) all amounts repaid on the Term Loan. The failure to record any such amount or any error in recording such amounts shall not, however, limit or otherwise affect the obligations of the Borrower under the Term Note to repay the principal amount of the Term Loan, together with all interest accruing thereon.

     2. EXPENSES

     2.1. Expenses. The Borrower agrees to immediately repay the Bank for expenses that include, but are not limited to, filing, recording and search fees, appraisal fees, title report fees, and documentation fees.

     2.2. Reimbursement Costs. The Borrower agrees to reimburse the Bank for any expenses it incurs in the preparation of this Agreement and any agreement or instrument required by this Agreement. Expenses include, but are not limited to, reasonable attorneys' fees, including any allocated costs of the Bank's in-house counsel to the extent permitted by applicable law.

     3. COLLATERAL

     (a) Collateral. The Borrower's obligations to the Bank hereunder will be secured by certain Collateral, as defined in and pledged by the Borrower and the Pledgors pursuant to the terms of the applicable Pledge Agreement, as defined hereunder (in addition to any other collateral described in this Agreement). For purposes of this Agreement, the Borrower, Tri-Mass, Inc., Tri Finance, Inc., Tri-Captive Insurance Company, Inc. and Tootsie Roll Brands, LLC shall each be referred to collectively and individually a "Pledgor."

     (b) Sale or Substitution of Collateral. Subject to the other provisions of this paragraph and any written agreement to the contrary with the Bank, if no Event of Default has occurred under this Agreement or would result from such action, the Borrower may (i) sell, trade, or withdraw any part of the Collateral; or (ii) substitute new collateral for existing collateral, provided that, in either event, both (I) either (A) the new collateral shall be acceptable to the Bank in its sole discretion or (B) in the case of Clause (i), the net sale proceeds are applied to prepay the Term Loan and (II) the outstanding principal balance of the Term Loan is less than the Collateral Value.

     (c) The Term Loan and the Borrower's obligations under this Loan Agreement and the Term Note shall be supported by the Guaranty, as defined herein, of the domestic subsidiaries of Borrower listed in Exhibit D attached hereto (each such subsidiary is herein a "Guarantor"). Each Pledgor shall secure its obligations under the Guaranty by pledging Collateral to the Bank pursuant to the terms of its Pledge Agreement.

     4. DISBURSEMENTS, PAYMENTS AND COSTS

     4.1. Disbursements and Payments.

     (a) Each payment by the Borrower will be made in U.S. Dollars and immediately available funds by direct debit to a deposit account as specified below or, for payments not required to be made by direct debit, by mail to the address shown on the Borrower's statement or at one of the Bank's banking centers in the United States.

     (b) Each disbursement by the Bank and each payment by the Borrower will be evidenced by records kept by the Bank.

     4.2. Direct Debit (Pre-Billing).

     (a) The Borrower agrees that the Bank will debit deposit account number 86669-03043 owned by the Borrower, or such other of the Borrower's accounts with the Bank as designated in writing by the Borrower (the "Designated Account") on the date each payment of principal and interest and any fees from the Borrower becomes due (the "Due Date") to the extent the amount then due has not theretofore been prepaid.

     (b) Prior to each Due Date, the Bank will mail to the Borrower a statement of the amounts that will be due on that Due Date (the "Billed Amount"). The bill will be mailed a specified number of calendar days prior to the Due Date, which number of days will be mutually agreed from time to time by the Bank and the Borrower. The calculations in the bill will be made on the assumption that no new extensions of credit or payments will be made between the date of the billing statement and the Due Date, and that there will be no changes in the applicable interest rate.

     (c) The Bank will debit the Designated Account for the Billed Amount, regardless of the actual amount due on that date (the "Accrued Amount"). If the Billed Amount debited to the Designated Account differs from the Accrued Amount, the discrepancy will be treated as follows:

          (i) If the Billed Amount is less than the Accrued Amount, the Billed Amount for the following Due Date will be increased by the amount of the discrepancy. The Borrower will not be in default by reason of any such discrepancy.

          (ii) If the Billed Amount is more than the Accrued Amount, the Billed Amount for the following Due Date will be decreased by the amount of the discrepancy.

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

          Regardless of any such discrepancy, interest will continue to accrue based on the actual amount of principal outstanding without compounding. The Bank will not pay the Borrower interest on any overpayment.

     (d) The Borrower will maintain sufficient funds in the Designated Account to cover each debit on the related Due Date.

     4.3. Banking Days. Unless otherwise provided in this Agreement, a banking day is a day other than a Saturday, Sunday or other day on which commercial banks are authorized to close, or are in fact closed, in the state where the Bank's lending office is located, and, if such day relates to amounts bearing interest at an offshore rate (if any), means any such day on which dealings in dollar deposits are conducted among banks in the offshore dollar interbank market. All payments and disbursements which would be due on a day which is not a banking day will be due on the next banking day. All payments received on a day which is not a banking day will be applied to the credit on the next banking day.

     4.4. Interest Calculation. Except as otherwise stated in this Agreement, all interest and fees, if any, will be computed on the basis of a 360-day year and the actual number of days elapsed. Installments of principal which are not paid when due under this Agreement shall continue to bear interest until paid.

     4.5. Default Rate. Upon the occurrence of any Event of Default specified in Sections 8.1, 8.6 or 8.7 or after maturity (whether scheduled or otherwise) or after judgment has been rendered on any obligation under this Agreement, all amounts outstanding under this Agreement, including any interest, fees, or costs which are not paid when due, will at the option of the Bank bear interest at a rate which is 2.0 percentage point(s) higher than the rate of interest otherwise provided under this Agreement. This may result in compounding of interest. This will not constitute a waiver of any Event of Default.

     5. CONDITIONS

     Before the Bank is required to extend any credit to the Borrower under this Agreement, it must receive any documents and other items it may reasonably require, in form and content acceptable to the Bank, including any items specifically listed below.

     5.1. Loan Agreement. Two copies of this Agreement duly executed by each Borrower.

     5.2. Term Note. Term Note duly executed by the Borrower.

     5.3. Authorizations. Evidence that the execution, delivery and performance by the Borrower and each Pledgor (in the case of Pledgor, other than Borrower, within 30 days of closing) of this Agreement and any instrument or agreement required under this Agreement have been duly authorized.

                                       6

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     5.4. Governing Documents. A copy of organizational documents of the
Borrower and each Pledgor (in the case of Pledgor, other than Borrower, within 30 days of closing).

     5.5. Pledge Agreement. A Pledge Agreement, in the case of Borrower, in the form of Exhibits B-1 and, in the case of each Pledgor, in the form of Exhibit B-2 attached hereto, executed respectively by Borrower and each Pledgor, as the case may be, covering the personal property collateral described therein (the "Pledge Agreement").

     5.6. Control Agreements. Signed original control agreements, in form and substance acceptable to the Bank, by the applicable securities intermediary maintaining Collateral consisting of the securities account and investment property (the "Control Agreements").

     5.7. Guaranty. A Continuing Unconditional Guaranty, dated as of the date of this Agreement, executed by each Guarantor to and for the benefit of the Bank, in the form attached hereto as Exhibit C (the "Guaranty").

     5.8. Due Diligence Report. A copy of the Due Diligence Report prepared by Price Waterhouse Coopers relating to the Concord Acquisition.

     5.9. Concord Audited Financial Statements. Financial Statements as of December 31, 2003 of Concord audited by Deloitte & Touche.

     5.10. Securities Account Statements. Account Statements issued by Merrill Lynch, Pierce, Fenner & Smith, The Northern Trust Company and such other securities intermediaries which maintain securities accounts pledged as Collateral to the Bank, which statements shall be in form and substance acceptable to the Bank and demonstrate Collateral Value in excess of Borrower's Funded Debt (including the Term Loan made hereunder).

     5.11. Compliance Certificate. A compliance certificate as required under
Section 7.2(g) signed by an authorized officer of Borrower.

     5.12. Perfection and Evidence of Priority. Evidence that the security interests and liens in favor of the Bank are valid, enforceable, properly perfected in a manner acceptable to the Bank and prior to all others' rights and interests, except those the Bank consents to in writing (which shall include customary broker's liens as described in the Control Agreements and the Pledge Agreement).

     5.13. Repayment of Other Credit Agreement. Evidence that the existing demand facility with the Bank as evidenced by the Demand Loan Agreement, dated May 12, 2000, as amended has been or will be reduced on or before the disbursement under this Agreement to an amount equal to $10,000,000.

     5.14. Good Standing. Certificates of good standing for the Borrower from its state of formation and from the State of Illinois.

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     5.15. Legal Opinion. A written opinion from the Borrower's legal counsel, covering such matters as the Bank may require. Within 30 days of closing, a written opinion from each Pledgor's (other than Borrower's) counsel covering such matters as the Bank may require. The legal counsel and the terms of each opinion must be reasonably acceptable to the Bank.

     5.16. Asset Purchase Agreement. Executed copy of the Asset Purchase Agreement, dated August 11, 2004, between the Borrower and Concord Confections, Inc. and the certain Sellers and Stockholders, as defined therein and party thereto.

     5.17. Payment of Fees. Payment of all fees and other amounts due and owing to the Bank, including without limitation payment of all accrued and unpaid expenses incurred by the Bank as required by the paragraph entitled "Reimbursement Costs."

     5.18. Additional Documents. Such other certificates, financial statements, schedules and other documents which are provided for hereunder or which the Bank shall require.

     6. REPRESENTATIONS AND WARRANTIES

     When the Borrower signs this Agreement, and on the date the Bank funds the Term Loan, the Borrower makes the following representations and warranties. Each request for an extension of credit constitutes a renewal of these representations and warranties as of the date of the request:

     6.1. Formation. The Borrower is duly formed and existing under the laws of the State of Virginia.

     6.2. Authorization. This Agreement, and any instrument or agreement required hereunder, are within the Borrower's powers, have been duly authorized, and do not conflict with any of its organizational papers.

     6.3. Enforceable Agreement. This Agreement is a legal, valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms, and any instrument or agreement required hereunder, when executed and delivered, will be similarly legal, valid, binding and enforceable subject to creditors' rights, bankruptcy and equitable principles.

     6.4. Good Standing. In each state in which the Borrower does business, it is properly licensed, in good standing, and, where required, in compliance with fictitious name statutes (and except for such states where the failure to be in good standing could not reasonably be expected to result in a material adverse effect on the Borrower's business or financial condition or its ability to perform its obligation hereunder or on the value of the Collateral or the perfection or priority of the liens thereon) (such an effect is herein called a "MAE").

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

     6.5. No Conflicts. This Agreement does not conflict with any law, agreement, or obligation by which the Borrower is bound of which, in the case of obligations and agreements, could reasonably be expected to result in a MAE.

     6.6. Financial Information. All financial and other information that has been or will be supplied to the Bank is sufficiently complete to give the Bank accurate knowledge of the Borrower's (and any guarantor's) financial condition, including all material contingent liabilities. Since the date of the most recent financial statement provided to the Bank, there has been no event or circumstance which could reasonably be expected to result in an MAE.

     6.7. Lawsuits. There is no lawsuit, tax claim or other dispute pending or threatened against the Borrower which, if lost, could reasonably be expected to result in a MAE.

     6.8. Collateral. All collateral required in this Agreement is owned by the Borrower or the Pledgors free of any title defects or any liens or interests of others, except those which have been approved by the Bank in writing (which shall include customary broker's liens as described in the Control Agreements and the Pledge Agreement).

     6.9. Permits, Franchises. The Borrower possesses all permits, memberships, franchises, contracts and licenses required and all trademark rights, trade name rights, patent rights, copyrights, and fictitious name rights necessary to enable it to conduct the business in which it is now engaged.

     6.10. Other Obligations. The Borrower is not in default on any obligation for borrowed money or any purchase money obligation having a value in excess of $1,000,000 individually or in the aggregate, or any other material lease, commitment, contract, instrument or obligation, except as have been disclosed in writing to the Bank.

     6.11. Tax Matters. The Borrower has no knowledge of any uncontested pending assessments or adjustments of its income tax for any year and all taxes due have been paid, except as have been disclosed in writing to the Bank.

     6.12. No Event of Default. There is no event which is, or with notice or lapse of time or both would be, an Event of Default under this Agreement.

     6.13. Insurance. The Borrower has obtained, and maintained in effect, the insurance coverage required in the "Covenants" section of this Agreement.

     6.14. Place of Business. The place of business of the Borrower (or, if the Borrower has more than one place of business, its chief executive office) is located at 7401 South Cicero Avenue, Chicago, Illinois 60629.

     6.15. Subsidiaries. The only the domestic subsidiaries of the Borrower having material assets, material liabilities (contingent or otherwise) or material cash flow are listed in Exhibit D attached hereto.

     6.16. ERISA Plans.

     (a) Each Plan (other than a multiemployer plan) is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law. Each Plan has received a favorable determination letter from the IRS and to the best knowledge of the Borrower, nothing has occurred which would cause the loss of such qualification. The Borrower has fulfilled its obligations, if any, under the minimum funding standards of ERISA and the Code with respect to each Plan, and has not incurred any liability with respect to any Plan under Title IV of ERISA.

     (b) There are no claims, lawsuits or actions (including by any governmental authority), and there has been no prohibited transaction or violation of the fiduciary responsibility rules, with respect to any Plan which has resulted or could reasonably be expected to result in a material adverse effect.

     (c) With respect to any Plan subject to Title IV of ERISA:

          (i) No reportable event has occurred under Section 4043(c) of ERISA for which the PBGC requires 30-day notice.

          (ii) No action by the Borrower or any ERISA Affiliate to terminate or withdraw from any Plan has been taken and no notice of intent to terminate a Plan has been filed under Section 4041 of ERISA.

          (iii) No termination proceeding has been commenced with respect to a Plan under Section 4042 of ERISA, and no event has occurred or condition exists which might constitute grounds for the commencement of such a proceeding.

     (d) The following terms have the meanings indicated for purposes of this
Agreement:

          (i) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (ii) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

          (iii) "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of
     Section 414(b) or (c) of the Code.

          (iv) "PBGC" means the Pension Benefit Guaranty Corporation.

          (v) "Plan" means a pension, profit-sharing, or stock bonus plan intended to qualify under Section 401(a) of the Code, maintained or contributed to by the Borrower or any ERISA Affiliate, including any multiemployer plan within the meaning of Section 4001(a)(3) of ERISA.

     7. COVENANTS

     The Borrower agrees, so long as credit is available under this Agreement and until the Bank is repaid in full:

     7.1. Use of Proceeds. To use the proceeds of the Term Loan to acquire substantially all of the assets of Concord Confections, Inc., ("Concord") Toronto Canada, pursuant to the terms of the Asset Purchase Agreement, dated August 11, 2004 between the Borrower, Concord, the other Sellers and Stockholders, as defined therein and party thereto.

     7.2. Financial Information. To provide the following financial information and statements in form and content acceptable to the Bank, and such additional information as requested by the Bank from time to time:

     (a) Within 120 days of the fiscal year end, the annual financial statements of Tootsie Roll Industries, Inc., certified and dated by an authorized financial officer. These financial statements must be audited (with an opinion satisfactory to the Bank) by a Certified Public Accountant acceptable to the Bank. The statements shall be prepared on a consolidated basis.

     (b) Within forty five (45) days of the end of the first three fiscal quarters of Borrower, quarterly unaudited financial statements of Tootsie Roll, certified and dated by an authorized financial officer. These financial statements may be company-prepared. The statements shall be prepared on a consolidated basis.

     (c) Promptly, upon sending or receipt, copies of any management letters and correspondence relating to management letters, sent or received by the Borrower to or from the Borrower's auditor.

     (d) Copies of the Form 10-K Annual Report, Form 10-Q Quarterly Report and each Form 8-K Current Report, within 10 days after the date of filing with the Securities and Exchange Commission ("SEC Reports").

     (e) For any Collateral not held at the Bank, within two (2) Business Days of receipt from the relevant broker, but in no event later than thirty (30) Business Days after the prior month's end, copies of the most recent account statements from brokerage firms, financial institutions or other securities intermediaries or other evidence, acceptable to the Bank, of the Collateral Value of Borrower's Collateral. The Borrower shall request statements from its brokers be delivered on a monthly (or more frequent if requested by the Bank) basis.

     (f) With Borrower's delivery of financial statements or SEC Reports pursuant to Section 7.2(a)(b) or (d), a compliance certificate of the Borrower, signed by an authorized financial officer and setting forth (i) the information and computations (in sufficient detail) to establish that the Borrower is in compliance with all financial covenants at the end of the period covered by the financial statements then being furnished and (ii) whether there existed as of the date of such financial statements and whether there exists as of the date of the certificate, any Event of Default under this Agreement and, if any such Event of Default exists, specifying the nature thereof and the action the Borrower is taking and proposes to take with respect thereto.

     7.3. Funded Debt to EBITDA Ratio. To maintain on a consolidated basis a ratio of Funded Debt to EBITDA not exceeding 2.0:1.0.

     "Funded Debt" means all outstanding liabilities for borrowed money and other interest-bearing liabilities, including current and long term debt.

     "EBITDA" means net income, less income or plus loss from discontinued operations and extraordinary items, plus income taxes, plus interest expense, plus depreciation, depletion, and amortization. For the following fiscal quarters, the following amounts should be added to EBITDA:

                          As of 9/30/04:   $20,444,416
                          As of 12/31/04:  $14,868,666
                          As of 3/31/05:   $9,292,917
                          As of 6/30/05:   $3,717,167

     This ratio will be calculated at the end of each reporting period for which the Bank requires financial statements, using the results of the twelve-month period ending with that reporting period.

     7.4. Collateral to Debt Ratio. Until the Funded Debt to EBITDA Ratio is less than 1.0, the Collateral Value shall exceed the outstanding principal amount of the Term Loan measured on a monthly basis. For purposes of this Agreement, the "Collateral Value" is the product determined by multiplying 100% times the market value for each type of Collateral pledged to the Bank.

     7.5. Other Debts. Not to have outstanding or incur any direct or contingent liabilities or lease obligations (other than those to the Bank), or become liable for the liabilities of others, without the Bank's written consent. This does not prohibit:

     (a) Acquiring goods, supplies, or merchandise on normal trade credit.

     (b) Endorsing negotiable instruments received in the usual course of business.

     (c) Obtaining surety bonds in the usual course of business.

     (d) Liabilities, lines of credit and leases in existence on the date of this Agreement disclosed in Schedule 7.6 to the Bank.

     (e) Additional debts and lease obligations for the acquisition of fixed assets, to the extent permitted elsewhere in this Agreement.

     (f) Additional debts and lease obligations for business purposes which in addition to the debts permitted under subparagraph(s) (a) through (e) above, do not exceed a total principal amount of Ten Million Dollars ($10,000,000) outstanding at any one time.

     7.6. Bank as Principal Depository. To maintain the Bank as its principal depository bank, including for the maintenance of business, cash management, operating and administrative deposit accounts.

     7.7. Other Liens. Not to create, assume, or allow any security interest or lien (including judicial liens) on property the Borrower now or later owns, except:

     (a) Liens and security interests in favor of the Bank.

     (b) Liens for taxes not yet due.

     (c) Liens outstanding on the date of this Agreement disclosed in Schedule 7.7.

     (d) Additional purchase money security interests in assets acquired after the date of this Agreement, if the total principal amount of debts secured by such liens does not exceed Twenty Million Dollars ($20,000,000) at any one time.

     7.8. Change of Ownership. Not to cause, permit, or suffer any change in capital ownership of the Borrower such that those persons which have, as of the closing date, the ability to elect a majority of the board of directors of the Borrower cease to have that ability.

     7.9. Additional Negative Covenants. Not to, without the Bank's written consent:

     (a) Engage in any business activities substantially different from the Borrower's present business.

     (b) Liquidate or dissolve the Borrower's business.

     (c) Voluntarily suspend its business for more than ten (10) days in any thirty (30) day period.

     7.10. Notices to Bank. To promptly notify the Bank in writing of:

     (a) Any lawsuit asserting damages in excess of Five Million Dollars ($5,000,000) against the Borrower (or any guarantor).

     (b) Any substantial dispute between any governmental authority and the Borrower (or any guarantor).

     (c) Any Event of Default, or any event which, with notice or lapse of time or both, would constitute an Event of Default.

     (d) Any event or circumstances which could reasonably be expected to result in an MAE.

     (e) Any change in the Borrower's name, legal structure, place of business, or chief executive office if the Borrower has more than one place of business.

     (f) Any actual contingent liabilities of the Borrower (or any guarantor) which, in the aggregate, exceed $5,000,000, and the amount any such contingent liabilities to the extent reasonably foreseeable.

     7.11. Insurance.

     (a) General Business Insurance. To maintain insurance reasonably satisfactory to the Bank as to amount, nature and carrier covering property damage (including loss of use and occupancy) to any of the Borrower's properties, business interruption insurance, public liability insurance including coverage for contractual liability, product liability and workers' compensation, and any other insurance which is usual for the Borrower's business. Each policy shall provide for at least thirty (30) days prior notice to the Bank of any cancellation thereof.

     (b) Evidence of Insurance. Upon the request of the Bank, to deliver to the Bank a copy of each insurance policy, or, if permitted by the Bank, a certificate of insurance listing all insurance in force.

     7.12. Compliance with Laws. To comply with the laws (including any fictitious or trade name statute), regulations, and orders of any government body with authority over the Borrower's business except to the extent noncompliance could not reasonably be expected to result in a MAE.

     7.13. Indemnity Regarding Hazardous Substances. The Borrower will indemnify and hold harmless the Bank from any loss or liability the Bank incurs in connection with or as a result of this Agreement, which directly or indirectly arises out of the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal or presence of a hazardous substance, except to the extent resulting from the Bank's gross negligence or willful misconduct. This indemnity will apply whether the hazardous substance is on, under or about the Borrower's property or operations or property leased to the Borrower. The indemnity includes but is not limited to attorneys' fees (including the reasonable estimate of the allocated cost of in-house counsel and staff). The indemnity extends to the Bank, its parent, subsidiaries and all of their directors, officers, employees, agents, successors, attorneys and assigns. "Hazardous substances" means any substance, material or waste that is or becomes designated or regulated as "toxic," "hazardous," "pollutant," or "contaminant" or a similar designation or regulation under any federal, state or local law (whether under common law, statute, regulation or otherwise) or judicial or administrative interpretation of such, including without limitation petroleum or natural gas. This indemnity will survive repayment of the Borrower's obligations to the Bank.

     7.14. ERISA Plans. Promptly during each year, to pay and cause any subsidiaries to pay contributions adequate to meet at least the minimum funding standards under ERISA with respect to each and every Plan; file each annual report required to be filed pursuant to ERISA in connection with each Plan for each year; and notify the Bank within ten (10) days of the occurrence of any Reportable Event that might constitute grounds for termination of any capital Plan by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate United States District Court of a trustee to administer any Plan. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time. Capitalized terms in this paragraph shall have the meanings defined within ERISA.

     7.15. Books and Records. To maintain adequate books and records.

     7.16. Audits. To allow the Bank and its agents to inspect the Borrower's properties and examine, audit, and make copies of books and records at any reasonable time. If any of the Borrower's properties, books or records are in the possession of a third party, the Borrower authorizes that third party to permit the Bank or its agents to have access to perform inspections or audits and to respond to the Bank's requests for information concerning such properties, books and records.

     7.17. Perfection of Liens. To help the Bank perfect and protect its security interests and liens, and reimburse it for related costs it incurs to protect its security interests and liens.

     7.18. Cooperation. To take any action reasonably requested by the Bank to carry out the intent of this Agreement.

     8. DEFAULT AND REMEDIES

     If any of the following events of default described in Clauses 8.1 to 8.12 below (each, an "Event of Default") occurs, the Bank may do one or more of the following: declare the Borrower in default, stop making any additional credit available to the Borrower, and require the Borrower to repay its entire debt immediately and without prior notice. If an event which, with notice or the passage of time, will constitute an Event of Default has occurred and is continuing, the Bank has no obligation to make advances or extend additional credit under this Agreement. In addition, if any Event of Default occurs, the Bank shall have all rights, powers and remedies available under any instruments and agreements required by or executed in connection with this Agreement, as well as all rights and remedies available at law or in equity. If an Event of Default occurs under the paragraph entitled "Bankruptcy," below, with respect to the Borrower, then the entire debt outstanding under this Agreement will automatically be due immediately.

     8.1. Failure to Pay. The Borrower or any Obligor fails to make a payment of principal under this Agreement when due or fails to make a payment of interest, any fee or other sum under this Agreement within three (3) days after the date when due.

     8.2. Breach of Certain Covenants. Failure to observe or perform duly and punctually any agreement, covenant and obligation binding upon Borrower under Sections 5.15, 7.2(e), 7.3 and 7.4 hereof.

     8.3. Other Bank Agreements. Any default occurs under any other agreement the Borrower (or any Obligor) or any of the Borrower's related entities or affiliates has with the Bank or any affiliate of the Bank. For purposes of this Agreement, "Obligor" shall mean any Guarantor, Pledgor any party pledging collateral to the Bank in connection with this Agreement, or, if the Borrower is comprised of the trustees of a trust, any trustor.

     8.4. Cross-default. Any default permitting acceleration or demand occurs under any agreement in connection with any credit the Borrower (or any Obligor) or any of the Borrower's Subsidiaries has obtained from anyone else in the amount of Five Million Dollars ($5,000,000) or more in the aggregate and if the default is not cured within ten (10) days.

     8.5. False Information. The Borrower or any Obligor has given the Bank information or representations which are false or misleading in any material respect.

     8.6. Bankruptcy. The Borrower, any Obligor, or any general partner of the Borrower or of any Obligor files a bankruptcy petition, a bankruptcy petition is filed against any of the foregoing parties (which remains unstayed or undischarged for 30 days), or the Borrower, any Obligor, or any general partner of the Borrower or of any Obligor makes a general assignment for the benefit of creditors.

     8.7. Receivers. A receiver or similar official is appointed for a substantial portion of the Borrower's or any Obligor's business, or the business is terminated, or, if any Obligor is anything other than a natural person, such Obligor is liquidated or dissolved.

     8.8. Lien Priority. The Bank fails to have an enforceable first lien (except for any prior liens to which the Bank has consented in writing) on or security interest in any property given as security for this Agreement (or any guaranty).

     8.9. Judgments. Any judgments or arbitration awards are entered against the Borrower or any Obligor, or the Borrower or any Obligor enters into any settlement agreements with respect to any litigation or arbitration, in an aggregate amount of Five Million Dollars ($5,000,000) or more in excess of any insurance coverage.

     8.10. Default under Related Documents. Any default occurs and continues for 30 days under any guaranty, subordination agreement, pledge agreement or other document required by or delivered in connection with this Agreement or any such document is no longer in effect, or any guarantor purports to revoke or disavow the guaranty.

     8.11. ERISA Plans. Any one or more of the following events occurs with respect to a Plan of the Borrower subject to Title IV of ERISA, provided such event or events could reasonably be expected, in the judgment of the Bank, to subject the Borrower to any tax, penalty or liability (or any combination of the foregoing) which, in the aggregate, could have a material adverse effect on the financial condition of the Borrower:

          (a) A reportable event shall occur under Section 4043(c) of ERISA with respect to a Plan.

          (b) Any Plan termination (or commencement of proceedings to terminate a Plan) or the full or partial withdrawal from a Plan by the Borrower or any ERISA Affiliate.

     8.12. Other Breach Under Agreement. A default occurs under any other term or condition of this Agreement not specifically referred to in this Article which default continues uncured for 30 days after the earlier of notice from the Bank and the date an executive of the Borrower knows of such default.

     9. ENFORCING THIS AGREEMENT; MISCELLANEOUS

     9.1. GAAP. Except as otherwise stated in this Agreement, all financial information provided to the Bank and all financial covenants will be made under generally accepted accounting principles, consistently applied.

     9.2. Illinois Law. This Agreement is governed by Illinois law.

     9.2. Successors and Assigns. This Agreement is binding on the Borrower's and the Bank's successors and assignees. The Borrower agrees that it may not assign this Agreement without the Bank's prior consent. The Bank may sell participations in or assign this loan, and may exchange information about the Borrower (including, without limitation, any information regarding any hazardous substances) with actual or potential participants or assignees. If a participation is sold or the loan is assigned, the purchaser will have the right of set-off against the Borrower.

     9.3. Waiver of Jury Trial. Each of the Bank and the Borrower waives trial by jury in any action or proceeding to which the Borrower and the Bank may be parties, arising out of, in connection with or in any way pertaining to, this Agreement. It is agreed and understood that this waiver constitutes a waiver of trial by jury of all claims against all parties to such action or proceedings, including claims against parties who are not parties to this Agreement. This waiver is knowingly, willingly and voluntarily made by the Borrower.

     9.4. Severability; Waivers. If any part of this Agreement is not enforceable, the rest of the Agreement may be enforced. The Bank retains all rights, even if it makes a loan after default. If the Bank waives a default, it may enforce a later default. Any consent or waiver under this Agreement must be in writing.

     9.5. Attorneys' Fees. The Borrower shall reimburse the Bank for any reasonable costs and attorneys' fees incurred by the Bank in connection with the enforcement or preservation of any rights or remedies under this Agreement and any other documents executed in connection with this Agreement, and in connection with any amendment, waiver, "workout" or restructuring under this Agreement. In the event of a lawsuit or arbitration proceeding, the prevailing party is entitled to recover costs and reasonable attorneys' fees incurred in connection with the lawsuit or arbitration proceeding, as determined by the court or arbitrator. In the event that any case is commenced by or against the Borrower under the Bankruptcy Code (Title 11, United States Code) or any similar or successor statute, the Bank is entitled to recover costs and reasonable attorneys' fees incurred by the Bank related to the preservation, protection, or enforcement of any rights of the Bank in such a case. As used in this paragraph, "attorneys' fees" includes the allocated costs of the Bank's in-house counsel.

     9.6. Individual Liability. If the Borrower is a natural person, the Bank may proceed against the Borrower's business and non-business property in enforcing this and other agreements relating to this loan. If the Borrower is a partnership, the Bank may proceed against the business and non-business property of each general partner of the Borrower in enforcing this and other agreements relating to this loan.

     9.7. One Agreement. This Agreement and any related security or other agreements required by this Agreement, collectively:

     (a) represent the sum of the understandings and agreements between the Bank and the Borrower concerning this credit;

     (b) replace any prior oral or written agreements between the Bank and the Borrower concerning this credit; and

     (c) are intended by the Bank and the Borrower as the final, complete and exclusive statement of the terms agreed to by them.

     In the event of any conflict between this Agreement and any other agreements required by this Agreement, this Agreement will prevail. Any reference in any related document to a "promissory note" or a "note" executed by the Borrower and dated as of the date of this Agreement shall be deemed to refer to this Agreement, as now in effect or as hereafter amended, renewed, or restated.

     9.8. Indemnification. The Borrower will indemnify and hold the Bank harmless from any loss, liability, damages, judgments, and costs of any kind relating to or arising directly or indirectly out of (a) this Agreement or any document required hereunder, (b) any credit extended or committed by the Bank to the Borrower hereunder, and (c) any litigation or proceeding related to or arising out of this Agreement, any such document, or any such credit except to the extent resulting from an Indemnified Person's gross negligence or willful misconduct. This indemnity includes but is not limited to attorneys' fees (including the allocated cost of in-house counsel). This indemnity extends to the Bank, its parent, subsidiaries and all of their directors, officers, employees, agents, successors, attorneys, and assigns (each an "Indemnified

Person"). This indemnity will survive repayment of the Borrower's obligations to the Bank. All sums due to the Bank hereunder shall be obligations of the Borrower, due and payable immediately without demand.

     9.9. Notices. Unless otherwise provided in this Agreement or in another agreement between the Bank and the Borrower, all notices required under this Agreement shall be personally delivered or sent by first class mail, postage prepaid, or by overnight courier, to the addresses on the signature page of this Agreement, or sent by facsimile to the fax numbers listed on the signature page, or to such other addresses as the Bank and the Borrower may specify from time to time in writing. Notices and other communications shall be effective (i) if mailed, upon the earlier of receipt or five (5) days after deposit in the U.S. mail, first class, postage prepaid, (ii) if telecopied, when transmitted, or
(iii) if hand-delivered, by courier or otherwise (including telegram, lettergram or mailgram), when delivered.

     9.10. Headings. Article and paragraph headings are for reference only and shall not affect the interpretation or meaning of any provisions of this Agreement.

     9.11. Counterparts. This Agreement may be executed in as many counterparts as necessary or convenient, and by the different parties on separate counterparts each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same agreement.

TOOTSIE ROLL INDUSTRIES, INC.               BANK OF AMERICA, N.A.



By:  /s/ Barry Bowen                        By:  /s/ Chris D. Buckner
         -------------------------                   -------------------------
Name:    Barry Bowen                        Name:    Chris D. Buckner
Title:   Treasurer                          Title:   Senior Vice President



Address where notices to                    Address where notices to
the Borrower are to be sent:                the Bank are to be sent:

7401 South Cicero Avenue                    231 South LaSalle Street
Chicago, Illinois  60629                    Chicago, Illinois
Telephone:  (773) 833-3400                  Telephone:  (312) 828-2732
Facsimile:  (773) 838-3534                  Facsimile:   (312) 974-2109

                                    EXHIBIT A
                                    ---------

                                    TERM NOTE


$155,000,000.00                                     Date:  as of August 27, 2004
Chicago, Illinois                                     Due Date:  August 30, 2006


     FOR VALUE RECEIVED, TOOTSIE ROLL INDUSTRIES, INC., a Virginia corporation, (the "Borrower"), whose address is 7401 South Cicero Avenue. Chicago, Illinois 60629, promises to pay to the order of BANK OF AMERICA, N.A. national banking association (hereinafter, together with any holder hereof, called the "Bank"), whose address is 231 South LaSalle Street, Chicago, Illinois 60602, on or before August 30, 2006 (the "Term Loan Maturity Date"), the principal sum of One Hundred Fifty Five Million Dollars and 00/100 ($155,000,000.00), which amount is the principal amount of the Term Loan made by the Bank to the Borrower under and pursuant to that certain Loan Agreement, dated as of August 27, 2004, executed by and between the Borrower and the Bank, as amended from time to time (as amended, supplemented or modified from time to time, the "Loan Agreement"), together with interest (computed on the actual number of days elapsed on the basis of a 360 day year) on the principal amount of the Term Loan outstanding from time to time as provided in the Loan Agreement. Capitalized words and phrases not otherwise defined herein shall have the meanings assigned thereto in the Loan Agreement.

     The outstanding principal of this Term Note, and all accrued interest thereon, shall be payable as follows:

          (a) principal installments each in the following amounts for the installment date set forth below, plus all accrued and unpaid interest on the principal balance of this Term Note outstanding from time to time; and

          ----------------------------------- ----------------------------------
                     Installment                        Principal Amount

          ----------------------------------- ----------------------------------
                  December 31, 2004                      $12,500,000.00
          ----------------------------------- ----------------------------------
                    March 31, 2005                       $12,500,000.00
          ----------------------------------- ----------------------------------
                    June 30, 2005                        $12,500,000.00
          ----------------------------------- ----------------------------------
                  September 30, 2005                     $12,500,000.00
          ----------------------------------- ----------------------------------
                  December 31, 2005                      $18,333,333.33
          ----------------------------------- ----------------------------------
                    March 31, 2006                       $18,333,333.33
          ----------------------------------- ----------------------------------
                    June 30, 2006                        $18,333,333.34
          ----------------------------------- ----------------------------------
                   August 30, 2006                        $50,000,000
          ----------------------------------- ----------------------------------

          (b) a final installment equal to the remaining outstanding principal balance of this Term Note, and all accrued and unpaid interest thereon, on the Term Loan Maturity Date, unless payable sooner pursuant to the provisions of the Loan Agreement.

     This Note evidences the Term Loan incurred by the Borrower under and pursuant to the Loan Agreement, to which reference is hereby made for a statement of the terms and conditions under which the Term Loan Maturity Date or any payment hereon may be accelerated. The holder of this Term Note is entitled to all of the benefits and security provided for in the Loan Agreement.

     Principal and interest shall be paid to the Bank at its address set forth above, or at such other place as the holder of this Term Note shall designate in writing to the Borrower. The Term Loan made by the Bank, and all payments on account of the principal and interest thereof shall be recorded on the books and records of the Bank and the principal balance as shown on such books and records, or any copy thereof certified by an officer of the Bank, shall be rebuttably presumptive evidence of the principal amount owing hereunder.

     Except for such notices as may be required under the terms of the Loan Agreement, the Borrower waives presentment, demand, notice, protest, and all other demands, or notices, in connection with the delivery, acceptance, performance, default, or enforcement of this Term Note, and assents to any extension or postponement of the time of payment or any other indulgence.

     The Term Loan evidenced hereby has been made and/or issued and this Term Note has been delivered at the Bank's main office set forth above. This Term Note shall be governed and construed in accordance with the laws of the State of Illinois, in which state it shall be performed, and shall be binding upon the Borrower, and its legal representatives, successors, and assigns. Wherever possible, each provision of the Loan Agreement and this Term Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Loan Agreement or this Term Note shall be prohibited by or be invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of the Loan Agreement or this Term Note. The term "Borrower" as used herein shall mean all parties signing this Term Note, and each one of them, and all such parties, their respective successors and assigns, shall be jointly and severally obligated hereunder.

     IN WITNESS WHEREOF, the Borrower has executed this Term Note as of the date set forth above.

                                            TOOTSIE ROLL INDUSTRIES, INC.,
                                            a Virginia corporation


                                            By:      ___________________________
                                            Name:    Barry Bowen
                                            Title:   Treasurer

                    [FORM TO BE USED BY BORROWER, AS PLEDGOR
                        OF SECURITIES ACCOUNT COLLATERAL]

                                   EXHIBIT B-1
                                   -----------

                                PLEDGE AGREEMENT

                           Dated as of August 27, 2004

     This Pledge Agreement (as modified from time to time, the "Agreement") has been executed by TOOTSIE ROLL INDUSTRIES, INC., a Virginia corporation organized under the law of the State of Virginia, organizational identification number 0018205-5 on its own behalf ("Pledgor"), with an office at 7401 South Cicero Avenue, Chicago, Illinois 60629, in favor of BANK OF AMERICA, N.A., a national banking corporation, as secured party (together with any successor, assign or subsequent holder, "Secured Party"), with a banking office at 231 South LaSalle Street, Chicago, Illinois 60602. Various capitalized terms used in this Agreement have the meanings set forth in the Section of this Agreement entitled "DEFINITIONS."

     WHEREAS, Pledgor, pursuant to the terms of the Loan Agreement, as defined herein, desires to borrow from the Bank a term loan in the aggregate amount of up to $155,000,000 and the Secured Party has agreed to make such Loan and Pledgor may, from time to time, obtain other financial accommodations from the Secured Party; and

     WHEREAS, the Bank has required that Pledgor execute and deliver this Pledge Agreement to the Bank as a condition to the extension and continuation of credit by the Bank; and

     WHEREAS, the extension or continued extension of credit, as aforesaid, by the Bank is necessary and desirable to the conduct and operation of the business of the Pledgor and will inure to the financial benefit of the Pledgor.

     In consideration of Secured Party's extension of new financial accommodations or continuation of existing financial accommodations to Pledgor, and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor agrees as follows:

     1. DEFINITIONS.

     (a) As used in this Agreement the following terms shall have the indicated meanings:

          "Collateral" - see Section entitled "PLEDGE."

          "Collateral Value" has the meaning assigned to such term in the Loan Agreement.

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

          "Constituent Documents" means the articles or certificate of incorporation, by-laws, partnership agreement, certificates of limited partnership, limited liability company operating agreement, limited liability company articles of organization, trust agreement, and all other documents and instruments pertaining to the formation and ongoing existence of any person or entity which is not an individual.

          "Control Agreement" - see Section entitled "CONTROL AGREEMENTS".

          "Deposit" - see Section entitled "PLEDGE."

          "Event of Default" - see Section entitled "EVENTS OF DEFAULT."

          "Funded Debt" has the meaning assigned to such term in the Loan Agreement.

          "Guarantor" shall have the meaning assigned to such term in the Loan Agreement.

          "Intermediary" - see Section entitled "PLEDGE."

          "Liabilities" - see Section entitled "LIABILITIES."

          "Listed," as to a security, means traded domestically on any national securities exchange or in the NASDAQ market.

          "Loan Agreement" - see Section entitled Liabilities.

          "Minimum Liquidity Balance" - see Section entitled "CONTRACTUAL MINIMUM LIQUIDITY BALANCE."

          The term "person" includes both individuals and organizations.

          "Prime Rate" shall mean the floating per annum rate of interest publicly announced, from time to time, by the Secured Party as its Prime Rate. The Prime Rate is set by the Secured Party based on various factors, including the Secured Party's costs and desired return, general economic conditions and other factors and is used as a reference point for pricing some loans. The Secured Party prices loans to its customers at, above or below the Prime Rate. Any change in the Prime Rate shall take effect at the opening of business on the day specified in the public announcement of a change in the Prime Rate. The Secured Party shall not be obligated to give notice of any change in the Prime Rate. The Prime Rate shall be computed on the basis of a year consisting of 360 days and shall be paid for the actual number of days elapsed.

          "Related Document(s)" means any note, agreement, guaranty or other document or instrument previously, now or hereafter delivered to Secured Party or any Secured Party Affiliate in connection with the Liabilities or this Agreement. The term "related document," if not initial-capitalized, means a document related to another referenced document.

          "Related Party(ies)" means any Guarantor, any Subsidiary, and to the extent applicable, any general or limited partner, controlling shareholder, joint venturer, member or manager, of Pledgor.

          The term "Secured Party" means the above-indicated Secured Party.

          "Securities Account" - see Section entitled "PLEDGE."

          "Subsidiary" means any corporation, partnership, limited liability company, joint venture, trust, or other legal entity of which Pledgor owns directly or indirectly 50% or more of the outstanding voting stock or interest, or of which Pledgor has effective control, by contract or otherwise.

          "Unmatured Event of Default" means any event or condition that would become an Event of Default with notice or the passage of time or both.

     (b) As used in this Agreement, unless otherwise specified: the term "including" means "including without limitation"; the term "days" means "calendar days"; and terms such as "herein," "hereof" and words of similar import refer to this Agreement as a whole. References herein to partners of a partnership, joint venturers of a joint venture, or members of a limited liability company, mean, respectively, persons or entities owning or holding partnership interests, joint venture interests, or membership interests in such partnership, joint venture or limited liability company. Unless otherwise defined herein, all terms (including those not capitalized) that are defined in the Uniform Commercial Code of Illinois shall have the same meanings herein as in such Code, as such Code may be amended from time to time. Unless the context requires otherwise, wherever used herein the singular shall include the plural and vice versa, and the use of one gender shall also denote the others. Captions herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof; references herein to sections or provisions without reference to the document in which they are contained are references to this Agreement.

     2. PLEDGE. Pledgor hereby assigns, pledges, hypothecates, delivers, sets over and transfers to Secured Party and grants to Secured Party a continuing security interest in, for the benefit of Secured Party (as provided in the Section entitled "Liabilities"), the following, in each case whether certificated or uncertificated, whether now owned or hereafter acquired, wherever located (any or all of such, the "Collateral"):

          (a) SECURITIES ACCOUNT (ENTIRE). Securities Account No. 818-07P18 with Merrill Lynch Pierce Fenner & Smith ("Merrill") (Merrill is herein referred to as the "Intermediary"), in the name of Pledgor or such other designation as may be required by the Intermediary, any successor and/or replacement account(s), and any and all securities, security entitlements, financial assets, investment property, commodity contracts, money, instruments, documents, goods, chattel paper, accounts, general intangibles, deposit accounts, partnership and limited liability company interests, certificates of deposit, and other property and rights of any nature now or hereafter held in or constituting part of such account(s) (such account(s) and all successor and replacement accounts collectively, the "Securities Account").

          (b) With respect to any Collateral referred to in (a), but without limiting (a):

               (i) all stock and bond powers, certificates and instruments;

               (ii) all additions, replacements, substitutions, interest, cash and stock dividends, warrants, options, and other rights and amounts paid, accrued, received, receivable, or distributed with respect thereto from time to time,

          (c) Any additional investment property or other property of Pledgor as to which, previously, now or hereafter, possession or control is obtained by Secured Party, whether or not evidenced by a collateral receipt.

          (d) With respect to the foregoing, all products and proceeds thereof, including insurance proceeds and payments under the Securities Investor Protection Act of 1970, as amended.

     3. LIABILITIES.

     The Collateral shall secure the payment and performance of all obligations and liabilities of Pledgor:

          (a) to Secured Party howsoever created, evidenced or arising, whether direct or indirect, absolute or contingent, now due or to become due, or now existing or hereafter arising, joint, several or joint and several, including obligations under or with respect to future advances, including, without limitation, that certain Term Loan made under that Loan Agreement, dated as of August 27, 2004, between the Borrower and the Bank;

          (b) to Secured Party under or in connection with: (i) Related Documents; (ii) any guaranty by Pledgor of any obligations of any other person to Secured Party; and (iii) any expenses (including attorneys' fees, legal costs and expenses, and time charges of attorneys who may be employees of Secured Party, in each case whether in or out of court, in original or appellate proceedings or in bankruptcy) incurred or paid by Secured Party in connection with the enforcement or preservation of its rights hereunder or under any Related Document

(any or all obligations and liabilities described in the foregoing portion of this Section, the "Liabilities"). This Agreement shall continue and remain in effect notwithstanding that at any particular time there may be no Liabilities outstanding.

     4. CONTROL AGREEMENTS. The following additional provisions pertaining to the Intermediary do not limit any of Secured Party's rights or powers under other provisions hereof:

          (a) Pledgor agrees to cause Intermediary to hold the Collateral for Secured Party. Pledgor agrees to execute and deliver, and cause the Intermediary to execute and deliver, to Secured Party a Control Agreement in the form supplied by or otherwise acceptable to Secured Party (the "Control Agreement") as to any Collateral consisting of a Securities Account or specified securities therein. Pledgor agrees to cause Intermediary to comply with its agreements and obligations under the Control Agreement. The Control Agreement shall constitute an agreement among Pledgor, Intermediary and Secured Party.

          (b) Except as otherwise specified herein or in the Control Agreement, Intermediary shall act or not act with respect to the Collateral solely in accord with entitlement orders and instructions (including instructions to sell or otherwise dispose of any Collateral and to deliver any Collateral to Secured Party) given from time to time by Secured Party. Secured Party may exercise any rights and powers hereunder or under the Control Agreement without the consent of Pledgor.

          (c) Pledgor hereby directs and authorizes Intermediary, as agent with respect to a Securities Account or specified securities in a Securities Account, to effect additions, replacements and substitutions of Collateral on behalf of Pledgor. Without limiting any other provision hereof, all such additions, replacements and substitutions shall be conclusively deemed to be "Collateral" hereunder, and Pledgor shall be deemed to have granted a security interest in such items and assigned such items to Secured Party, as more fully provided above. All additions, substitutions and replacements shall be satisfactory to Secured Party in its sole discretion, and (without limiting any other provision hereof or of any Control Agreement) if Secured Party so requests no addition, substitution or replacement may be made except with the prior consent of Secured Party.

     5. CONTRACTUAL MINIMUM LIQUIDITY BALANCE.

     (a) Pledgor agrees to take all steps, including pledging additional Collateral and placing additional assets in any pledged Securities Account, to ensure that the Collateral Value held in the Securities Account, measured monthly, equals or exceeds the "Minimum Liquidity Balance." For purposes of this Agreement "Minimum Liquidity Balance" means, subject to the terms of Section 7.4 of the Loan Agreement, the amount necessary to ensure that the outstanding principal balance of the Term Loan, as determined by Secured Party, does not exceed the Collateral Value of Collateral held in the Securities Account pledged hereunder.

     (b) As a matter of clarification, the provisions of this Section shall in no manner limit or alter the collateral pledged under the Section hereof entitled "PLEDGE."

     6. SECURITIES ACCOUNT WITHDRAWALS.

     Upon Pledgor's request Secured Party shall direct the Intermediary issuing the Securities Account to permit withdrawals from the Securities Account so long as after any such withdrawal Pledgor will be in compliance with any "Minimum Liquidity Balance" requirement set forth in this Agreement and no Event of Default or Unmatured Event of Default will have occurred and be continuing.

     7. REPRESENTATIONS AND WARRANTIES.

     (a) Pledgor hereby represents and warrants to Secured Party that:

          (i) Pledgor's exact legal name is as set forth in the heading to this Agreement. Pledgor's type of organization, jurisdiction of organization or formation, and organizational identification number are as set forth in the preamble to this Agreement; and Pledgor's place of business or, if Pledgor has more than one place of business, Pledgor's chief executive office is located at the address set forth above; and Pledgor has never been organized or formed in any jurisdiction other than the jurisdiction set forth in the preamble to this Agreement. All Collateral is located in one of the fifty states of the United States of America. Further, except as and if specifically disclosed by Pledgor to Secured Party IN WRITING prior to the execution of this Agreement, during the five (5) years and six months prior to the date of this Agreement:

               (A) Pledgor has not been known by any legal name different from the one set forth in the heading of this Agreement nor has Pledgor been the subject of any merger, consolidation, or other corporate or organizational reorganization.

               (B) Pledgor's place of business or, if Pledgor has more than one place of business, Pledgor's chief executive office has been at Pledgor's address set forth above.

          (ii) Pledgor and any Subsidiary are validly existing and in good standing under the laws of their state of organization or formation, and are duly qualified, in good standing and authorized to do business in each jurisdiction where failure to do so might have a material adverse impact on the assets, condition or prospects of Pledgor. The execution, delivery and performance of this Agreement and all Related Documents are within Pledgor's powers and have been authorized by all necessary action required by law and Pledgor's Constituent Documents.

          (iii) The execution, delivery and performance of this Agreement and all Related Documents have received any and all necessary governmental approval, and do not and will not contravene or conflict with any provision of law, any Constituent Document or any agreement affecting Pledgor or its property.

          (iv) There has been no material adverse change in the business, condition, properties, assets, operations or prospects of Pledgor or any Related Party since the date of the latest financial statements provided by or on behalf of Pledgor or any Related Party to Secured Party.

          (v) No financing statement, mortgage, notice of judgment, or any similar instrument (unless filed on behalf of Secured Party) covering any of the Collateral is on file in any public office.

          (vi) Pledgor is the lawful owner of and has rights in or power to transfer all Collateral, free and clear of all liens, pledges, charges, mortgages, and claims other than any in favor of Secured Party, except liens for current taxes not delinquent.

          (vii) Pledgor has filed or caused to be filed all federal, state, and local tax returns that are required to be filed, and has paid or has caused to be paid all of its taxes, including any taxes shown on such returns or on any assessment received by it, to the extent that such taxes have become due.

          (viii) Except for federal and state securities laws generally applicable to the sale, transfer or redemption of marketable securities which are held by members of the general public, sale, transfer and redemption of the Collateral by Secured Party: (A) are not prohibited or regulated by any federal or state law or regulation or any agreement binding upon Pledgor, including any Constituent Document; and (B) require no registration or filing with, or consent or approval of, any governmental body, regulatory authority or securities exchange.

          (ix) Pledgor has not acquired any Collateral in a transaction not involving a public offering within the meaning of applicable federal and state securities laws. Pledgor is not an executive officer, director or other "affiliate" (as contemplated by Rules 144 and 145 of the Federal Securities and Exchange Commission) of any issuer of any Collateral.

          (x) The Collateral is duly and validly authorized and issued, non-assessable, fully paid and paid for, and outstanding.

          (xi) No portion of the Collateral shall consist of "margin stock" as that term is defined in Federal Reserve Board of Governors Regulation U.

     (b) The request or application for any Liabilities by Pledgor shall be a representation and warranty by Pledgor as of the date of such request or application that: (i) no Event of Default or Unmatured Event of Default has occurred and is continuing as of such date; and (ii) Pledgor's representations and warranties herein and in any Related Document are true and correct as of such date as though made on such date.

     9. DEPOSITORIES; SUB-AGENTS AND NOMINEES.

     (a) Without limiting any other provision hereof, Secured Party may at its option from time to time transfer, or cause any Intermediary to transfer, the Collateral into a "pledge position" at any depository now or hereafter holding the Collateral, and do or cause to be done, execute (or cause to be executed) such other documents, and take (or cause to be taken) such other actions as Secured Party may deem necessary or appropriate in connection therewith.

     (b) Secured Party shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of any certificates or instruments representing or evidencing the Collateral, which may be held (in the discretion of Secured Party) in the name of Secured Party or any nominee or nominees of Secured Party or a sub-agent appointed by Secured Party. In addition, Secured Party shall at all times have the right to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations for any purpose consistent with its performance of this Agreement.

     (c) For the better perfection of Secured Party's rights in and to the Collateral and to facilitate implementation of such rights, Pledgor shall, upon written request of Secured Party, cause all the certificates, notes, documents and other instruments evidencing, representing or otherwise comprising the Collateral to be registered or otherwise put into the name of Secured Party or a nominee or nominees of Secured Party.

     (d) Pledgor hereby consents and agrees that the issuers of, or any depository, registrar, transfer agent or similar party for any of, the Collateral shall be entitled to accept the provisions hereof as conclusive evidence of the right of Secured Party to effect any transfer pursuant hereto, notwithstanding any notice or direction to the contrary heretofore or hereafter given by Pledgor or any other person to any such issuer or any such depository, registrar, transfer agent or similar party.

     10. VOTING & MISCELLANEOUS RIGHTS. Unless an Event of Default has occurred and is continuing, Pledgor may exercise any and all voting rights with respect to the Collateral. If an Event of Default has occurred and is continuing, Secured Party (and only Secured Party) may exercise any and all such rights. Any other rights (i.e., other than voting rights) with respect to the Collateral may be exercised by, and only by, Secured Party.

     11. GENERAL COVENANTS. Pledgor agrees that so long as this Agreement remains in effect, it will:

     (a) NOTIFY SECURED PARTY IN WRITING AT LEAST SIXTY (60) DAYS IN ADVANCE OF:

          (i) ANY CHANGE WHATSOEVER IN THE NAME OF PLEDGOR;

          (ii) THE STATE OR JURISDICTION IN WHICH PLEDGOR IS ORGANIZED OR
     FORMED;

          (iii) ANY NEW NAMES UNDER WHICH PLEDGOR INTENDS TO DO BUSINESS; OR

          (iv) ANY NEW ADDRESSES AT OR FROM WHICH PLEDGOR INTENDS TO DO BUSINESS OR TO KEEP COLLATERAL OF ANY KIND.

Pledgor shall in any event keep all Collateral within one or more states of the United States of America.

     (b) Promptly deliver any cash, securities or other property received with respect to the Collateral, whether as proceeds of the disposition thereof, dividends with respect thereto, or otherwise, to be held by Secured Party as Collateral. NOTWITHSTANDING THE FOREGOING, UNLESS AN EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING, PLEDGOR MAY CONTINUE TO RECEIVE AND RETAIN INTEREST AND REGULAR CASH DIVIDENDS ON THE COLLATERAL.

     (c) Defend the Collateral against the claims and demands of all persons other than Secured Party and promptly pay all taxes, assessments, and charges upon the Collateral. Pledgor agrees not to sign, file, or authenticate, or authorize or permit the signing, filing or authentication of, any financing statements or other documents creating or perfecting a lien upon or security interest in any of the Collateral except in favor of Secured Party, or otherwise create, suffer, or permit to exist any liens or security interests upon any Collateral other than in favor of Secured Party, except tax liens, provided that such liens are removed before related taxes become delinquent.

     (d) Sign, file, authenticate, and authorize the signing, filing and authenticating of, such financing statements and other documents (and pay the cost of filing and recording the same in all public offices deemed necessary by Secured Party), and do such other acts, as Secured Party may request to establish and maintain a valid and perfected security interest in the Collateral free and clear of all other liens and claims, except tax liens, provided that such liens are removed before related taxes become delinquent.

     (e) Keep at its address for notices set forth above its records concerning the Collateral, which records shall be of such character as will enable Secured Party to determine at any time the status of the Collateral; and permit Secured Party from time to time to inspect, audit, and make copies of, and extracts from, all records and all other papers in the possession or control of Pledgor pertaining to the Collateral.

     (f) Provide to Secured Party from time to time such financial statements of and other information concerning the Collateral, Pledgor, and any Related Party as Secured Party shall reasonably request.

     (g) Except if and to the extent specifically permitted by this Agreement, not sell, transfer, lease, grant a license or option or similar right with respect to, or otherwise dispose of, or agree to dispose of, any Collateral.

     12. EVENTS OF DEFAULT. The occurrence or continuance of any of the following shall constitute an "Event of Default":

          (a) any default, event of default, or similar event shall occur or continue under the Loan Agreement or any Related Document, and shall continue beyond any applicable notice, grace or cure period set forth in the Loan Agreement or such Related Document; or

          (b) this Agreement or any Related Document, including any guaranty of or pledge of collateral security for the Liabilities, shall be repudiated or shall become unenforceable or incapable of performance in accord with its terms; or

     13. DEFAULT REMEDIES.

          (a) Notwithstanding any provision of any document or instrument evidencing or relating to any Liability: (i) upon the occurrence and during the continuance of any Event of Default specified in subsections (a)-(b) of the Section entitled "EVENTS OF DEFAULT," Secured Party at its option may declare the Liabilities immediately due and payable without notice or demand of any kind. Upon the occurrence and during the continuance of any Event of Default, Secured Party may exercise any rights and remedies under this Agreement, any Related Document or other document or instrument (including any Related Document evidencing Liabilities or pertaining to Collateral), and at law or in equity.

          (b) If any Event of Default shall have occurred and be continuing, then, in addition to having the right to exercise any rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in Illinois and any State in which any Collateral is located, Secured Party may, in its sole discretion:

               (i) without being required to give any prior notice to Pledgor apply the cash (if any) then held by it hereunder toward the Liabilities in such order as Secured Party shall determine in its sole discretion; and

               (ii) if there shall be no such cash or the cash so applied shall be insufficient to pay all obligations in full, sell the Collateral, or any part thereof, at any public or private sale, for cash, upon credit or for future delivery, as Secured Party shall deem appropriate, provided, however, that Pledgor shall be credited with proceeds thereof only when the proceeds are actually received in cash by Secured Party, and such sale shall be deemed commercially reasonable. Secured Party shall be authorized at any such sale (to the extent it deems it advisable to do so, in its sole discretion) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral then being sold for their own account for investment and not with a view to the distribution or resale thereof, and upon consummation of any such sale Secured Party shall have the right to assign, transfer and deliver to the purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor. Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Secured Party has no obligation to marshal Collateral or to clean up or otherwise prepare Collateral for sale, and may specifically disclaim any warranties as to the Collateral, including those of title, merchantability, and fitness for a particular purpose. Secured Party may comply with any applicable local, state or federal law requirements in connection with a disposition of Collateral, and compliance will not be considered adversely to affect the commercial reasonableness of any sale of Collateral. Pledgor grants to Secured Party the right to enter into or on any premises where Collateral may be located for the purposes of exercising any remedies upon the occurrence of an Event of Default. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral if it takes such action for that purpose as Pledgor requests in writing, but failure to do so shall not be deemed a failure to exercise ordinary care; no failure of Secured Party to preserve or protect any right with respect to Collateral against prior parties, or to do any act with respect to preservation of Collateral not so requested by Pledgor, shall be deemed of itself a failure to exercise reasonable care in the custody or preservation of Collateral. To the extent that notice of sale shall be required to be given by law, Secured Party shall give Pledgor at least ten days' written notice of any such public sale or the date after which any such private sale or sales will be held. Secured Party shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the sale price is paid by the purchaser thereof, but Secured Party shall not incur any liability in case any such purchaser shall fail to take up and pay for the Collateral so sold; in the case of any such failure, such Collateral may be sold again upon like notice. As an alternative to exercising the power of sale herein conferred upon it, Secured Party may proceed by a suit at law or in equity to foreclose this Agreement and to sell the Collateral, or any portion thereof, pursuant to a judgment or decree of a court of competent jurisdiction. Except as and if otherwise required by law, any proceeds of the Collateral sold or disposed of pursuant hereto shall be applied toward the Liabilities in such order as Secured Party shall determine in its sole discretion. Any balance remaining shall be returned to Pledgor.

          (c) Secured Party may, by written notice to Pledgor, at any time and from time to time, waive any Event of Default or Unmatured Event of Default, which shall be for such period and subject to such conditions as shall be specified in any such notice. In the case of any such waiver,

     Secured Party and Pledgor shall be restored to their former position and rights hereunder, and any Event of Default or Unmatured Event of Default so waived shall be deemed to be cured and not continuing; but no such waiver shall extend to or impair any subsequent or other Event of Default or Unmatured Event of Default. No failure to exercise, and no delay in exercising, on the part of Secured Party of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of Secured Party herein provided are cumulative and not exclusive of any rights or remedies provided by law.

     14. RIGHTS OF SECURED PARTY. Without limiting any other rights Secured Party has under the law, Secured Party may, from time to time, at its option (but shall have no duty to):

          (a) perform any agreement of Pledgor hereunder that Pledgor shall have failed to perform;

          (b) take any other action which Secured Party deems necessary or desirable for the preservation of the Collateral or Secured Party's interest therein and the carrying out of this Agreement, including: (i) any action to collect or realize upon the Collateral; (ii) the discharge of taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral; (iii) the discharge or keeping current of any obligation of Pledgor having effect on the Collateral; (iv) receiving, endorsing and collecting all checks and other orders for the payment of money made payable to Pledgor representing any dividend, interest payment or other distribution payable or distributable in respect of the Collateral or any part thereof, and giving full discharge for the same; and (v) causing any person or entity having possession of any Collateral to acknowledge that such person or entity holds such Collateral for the benefit of Secured Party; and

          (c) sign, file, authenticate, and authorize the signing, filing and authentication of, such financing statements and other documents respecting any right of Secured Party in the Collateral, in any and all jurisdictions as Secured Party shall determine in its discretion.

Pledgor hereby appoints Secured Party as Pledgor's attorney in fact, which appointment is and shall be deemed to be irrevocable and coupled with an interest, for purposes of performing acts and signing and delivering any agreement, document, or instrument, on behalf of Pledgor in accordance with this Section. Pledgor immediately will reimburse Secured Party for all expenses so incurred by Secured Party, together with interest thereon at a rate per year equal to two percent (2%) in addition to the Prime Rate.

     15. WAIVER OF DEFENSES. Pledgor irrevocably waives presentment, protest, notice of intent to accelerate, demand, notice of dishonor or default, notice of acceptance of this Agreement, notice of any loans made, extensions granted or other action taken in reliance hereon, and all other demands and notices of any kind in connection with this Agreement or the Liabilities.

     16. SECURED PARTY MAY ALSO BE INTERMEDIARY OR TRUSTEE. Pledgor hereby irrevocably waives, releases and forever relinquishes any claim or right of any nature whatsoever based upon the fact that Intermediary or a trustee of any Pledgor or Guarantor which is a trust is or may be Secured Party itself, and hereby irrevocably consents to any such circumstance. The rights and powers of Secured Party shall not in any way be restricted by reason of any such present or future circumstance.

     17. FURTHER ASSURANCES. Pledgor agrees to do (or cause to be done) such further acts and things, and to execute and deliver (or cause to be executed and delivered) such additional conveyances, assignments, agreements, and instruments, as Secured Party may at any time request in connection with the administration or enforcement of this Agreement or related to the Collateral or any part thereof or in order better to assure and confirm unto Secured Party its rights, powers and remedies hereunder.

     18. INVESTMENT DECISIONS. Pledgor agrees that, except for a duty of good faith, Secured Party shall have no duty to Pledgor with regard to decisions which Secured Party may make with regard to purchasing, holding or selling Collateral while the same shall be under Secured Party's control.

     19. NOTICES. All notices, requests and demands to or upon the respective parties hereto shall be deemed to have been given or made five business days after a record has been deposited in the mail, postage prepaid, or one business day after a record has been deposited with a recognized overnight courier, charges prepaid or to be billed to the sender, or on the day of delivery if delivered manually with receipt acknowledged, in each case addressed or delivered if to Secured Party to its banking office indicated above (Attention:
Banking) and if to Pledgor to its address set forth above, or to such other address as may be hereafter designated in writing by the respective parties hereto by a notice in accord with this Section.

     20. MISCELLANEOUS. This Agreement, the Related Documents, and any document or instrument executed in connection herewith or therewith, unless in each case otherwise specifically provided therein: (i) shall be governed by and construed in accordance with the internal law of the State of Illinois, except to the extent if any that the Uniform Commercial Code of the State of Illinois provides for the application of the law of a different State; and (ii) shall be deemed to have been executed in the State of Illinois. This Agreement shall bind Pledgor, its(his)(her) heirs, trustees (including successor and replacement trustees), executors, personal representatives, successors and assigns, as well as all persons and entities who become bound as a Pledgor to this Agreement, and shall inure to the benefit of Secured Party, its successors and assigns, except that neither Pledgor nor any person or entity who or which becomes bound as a Pledgor hereto may transfer or assign any rights or obligations hereunder without the prior written consent of Secured Party. Pledgor agrees to pay upon demand all expenses (including attorneys' fees, legal costs and expenses, and time charges of attorneys who may be employees of Secured Party, in each case whether in or out of court, in original or appellate proceedings or in bankruptcy) incurred or paid by Secured Party or any holder hereof in connection with the enforcement or preservation of its rights hereunder, under any Related Document, or under any document or instrument executed in connection herewith or therewith. If there shall be more than one person or entity constituting Pledgor, each of them shall be primarily, jointly and severally liable for all obligations hereunder. This Agreement may be executed in two or more counterparts, and (if there is more than one party) by each party on separate counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     21. WAIVER OF JURY TRIAL, ETC. PLEDGOR AND (BY ITS ACCEPTANCE HEREOF AS PROVIDED BELOW) SECURED PARTY HEREBY IRREVOCABLY AGREE THAT ALL SUITS, ACTIONS OR OTHER PROCEEDINGS WITH RESPECT TO, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED DOCUMENT SHALL BE SUBJECT TO LITIGATION IN COURTS HAVING SITES WITHIN OR JURISDICTION OVER THE STATE OF ILLINOIS AND THE COUNTY IN SUCH STATE WHERE THE ABOVE-INDICATED OFFICE OF SECURED PARTY IS LOCATED. PLEDGOR AND (BY ITS ACCEPTANCE HEREOF AS PROVIDED BELOW) SECURED PARTY HEREBY CONSENT AND SUBMIT TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED IN OR HAVING JURISDICTION OVER SUCH COUNTY AND STATE, AND HEREBY IRREVOCABLY WAIVE ANY RIGHT THEY OR ANY OF THEM MAY HAVE TO REQUEST OR DEMAND TRIAL BY JURY, TO TRANSFER OR CHANGE THE VENUE OF ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ACCORDANCE WITH THIS SECTION, OR TO CLAIM THAT ANY SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NO PARTY HERETO MAY SEEK OR RECOVER PUNITIVE OR CONSEQUENTIAL DAMAGES IN ANY PROCEEDING BROUGHT UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED DOCUMENT.

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

To the maximum extent permitted by applicable law, Secured Party is hereby authorized by Pledgor without notice to Pledgor to fill in any blank spaces and dates and strike inapplicable terms herein or in any Related Document to conform to the terms of the transaction and/or understanding evidenced hereby, for which purpose Secured Party shall be deemed to have been granted an irrevocable power of attorney coupled with an interest.


TOOTSIE ROLL INDUSTRIES, INC.

By:      _______________________________
Name:    Barry Bowen
Title:   Treasurer



ACCEPTED:

BANK OF AMERICA, N.A.


By:      _______________________________
Name:    Chris D. Buckner
Title:   Senior Vice President

                     [FORM TO BE USED BY ALL PLEDGORS OTHER
               THAN TOOTSIE ROLL OF SECURITIES ACCOUNT COLLATERAL]

                                   EXHIBIT B-2
                                   -----------

                                PLEDGE AGREEMENT

                           Dated as of August 27, 2004

     This Pledge Agreement (as modified from time to time, the "Agreement") has been executed by TOOTSIE ROLL BRANDS LLC, a Delaware corporation ("Pledgor"), with an office at 7401 South Cicero Avenue, Chicago, Illinois 60629, in favor of BANK OF AMERICA, N.A., a national banking corporation, as secured party (together with any successor, assign or subsequent holder, "Secured Party"), with a banking office at 231 South LaSalle Street, Chicago, Illinois 60602. Various capitalized terms used in this Agreement have the meanings set forth in the Section of this Agreement entitled "DEFINITIONS."

     WHEREAS, Tootsie Roll Industries, Inc., a Virginia corporation organized under the law of the State of Virginia, with offices at 7401 South Cicero Avenue, Chicago, Illinois 60629 ("Borrower"), pursuant to the terms of the Loan Agreement, as defined herein, desires to borrow from the Bank a term loan in the aggregate amount of up to $155,000,000 and the Secured Party has agreed to make such Loan and Pledgor may, from time to time, obtain other financial accommodations from the Secured Party pursuant thereto; and

     WHEREAS, as a condition to the extension and continuation of credit to Borrower by the Bank, the Bank has required that Pledgor execute and deliver a Guaranty Agreement and Pledge Agreement respectively guarantying obligations under the Loan Agreement and granting a security interest and lien in certain Collateral, as defined herein; and

     WHEREAS, the extension or continued extension of credit, as aforesaid, by the Bank is necessary and desirable to the conduct and operation of the business of the Borrower and Pledgor as a wholly-owned subsidiary of Borrower and will inure to the financial benefit of the Borrower and Pledgor.

     In consideration of Secured Party's extension of new financial accommodations or continuation of existing financial accommodations to Borrower, and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor agrees as follows:

     1. DEFINITIONS.

     (a) As used in this Agreement the following terms shall have the indicated meanings:

          "Collateral" - see Section entitled "PLEDGE."

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

          "Collateral Value" has the meaning assigned to such term in the Loan Agreement.

          "Constituent Documents" means the articles or certificate of incorporation, by-laws, partnership agreement, certificates of limited partnership, limited liability company operating agreement, limited liability company articles of organization, trust agreement, and all other documents and instruments pertaining to the formation and ongoing existence of any person or entity which is not an individual.

          "Control Agreement" - see Section entitled "CONTROL AGREEMENTS".

          "Deposit" - see Section entitled "PLEDGE."

          "Event of Default" - see Section entitled "EVENTS OF DEFAULT."

          "Funded Debt" has the meaning assigned to such term in the Loan Agreement.

          "Guarantor" shall have the meaning assigned to such term in the Loan Agreement.

          "Guaranty" - see Section entitled "Liabilities."

          "Intermediary" - see Section entitled "PLEDGE."

          "Liabilities" - see Section entitled "LIABILITIES."

          "Listed," as to a security, means traded domestically on any national securities exchange or in the NASDAQ market.

          "Loan Agreement" - see Section entitled Liabilities.

          "Minimum Liquidity Balance" - see Section entitled "CONTRACTUAL MINIMUM LIQUIDITY BALANCE."

          The term "person" includes both individuals and organizations.

          "Prime Rate" shall mean the floating per annum rate of interest publicly announced, from time to time, by the Secured Party as its Prime Rate. The Prime Rate is set by the Secured Party based on various factors, including the Secured Party's costs and desired return, general economic conditions and other factors and is used as a reference point for pricing some loans. The Secured Party prices loans to its customers at, above or below the Prime Rate. Any change in the Prime Rate shall take effect at the opening of business on the day specified in the public announcement of a change in the Prime Rate. The Secured Party shall not be obligated to give notice of any change in the Prime Rate. The Prime Rate shall be computed on the basis of a year consisting of 360 days and shall be paid for the actual number of days elapsed.

          "Related Document(s)" means any note, agreement, guaranty or other document or instrument previously, now or hereafter delivered to Secured Party in connection with the Liabilities or this Agreement. The term "related document," if not initial-capitalized, means a document related to another referenced document.

          "Related Party(ies)" means any Guarantor, any Subsidiary, and to the extent applicable, any general or limited partner, controlling shareholder, joint venturer, member or manager, of Pledgor.

          The term "Secured Party" means the above-indicated Secured Party.

          "Securities Account" - see Section entitled "PLEDGE."

          "Subsidiary" means any corporation, partnership, limited liability company, joint venture, trust, or other legal entity of which Pledgor owns directly or indirectly 50% or more of the outstanding voting stock or interest, or of which Pledgor has effective control, by contract or otherwise.

          "Unmatured Event of Default" means any event or condition that would become an Event of Default with notice or the passage of time or both.

     (b) As used in this Agreement, unless otherwise specified: the term "including" means "including without limitation"; the term "days" means "calendar days"; and terms such as "herein," "hereof" and words of similar import refer to this Agreement as a whole. References herein to partners of a partnership, joint venturers of a joint venture, or members of a limited liability company, mean, respectively, persons or entities owning or holding partnership interests, joint venture interests, or membership interests in such partnership, joint venture or limited liability company. Unless otherwise defined herein, all terms (including those not capitalized) that are defined in the Uniform Commercial Code of Illinois shall have the same meanings herein as in such Code, as such Code may be amended from time to time. Unless the context requires otherwise, wherever used herein the singular shall include the plural and vice versa, and the use of one gender shall also denote the others. Captions herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof; references herein to sections or provisions without reference to the document in which they are contained are references to this Agreement.

     2. PLEDGE. Pledgor hereby assigns, pledges, hypothecates, delivers, sets over and transfers to Secured Party and grants to Secured Party a continuing security interest in, for the benefit of Secured Party (as provided in the Section entitled "Liabilities"), the following, in each case whether certificated or uncertificated, whether now owned or hereafter acquired, wherever located (any or all of such, the "Collateral"):

          (a) SECURITIES ACCOUNT (ENTIRE). Securities Account No. 818-07364 with Merrill Lynch Pierce Fenner & Smith ("Merrill") (Merrill is herein referred to as the "Intermediary"), in the name of Pledgor or such other designation as may be required by the Intermediary, any successor and/or replacement account(s), and any and all securities, security entitlements, financial assets, investment property, commodity contracts, money, instruments, documents, goods, chattel paper, accounts, general intangibles, deposit accounts, partnership and limited liability company interests, certificates of deposit, and other property and rights of any nature now or hereafter held in or constituting part of such account(s) (such account(s) and all successor and replacement accounts collectively, the "Securities Account").

          (b) With respect to any Collateral referred to in (a), but without limiting (a):

               (i) all stock and bond powers, certificates and instruments;

               (ii) all additions, replacements, substitutions, interest, cash and stock dividends, warrants, options, and other rights and amounts paid, accrued, received, receivable, or distributed with respect thereto from time to time,

          (c) Any additional investment property or other property of Pledgor as to which, previously, now or hereafter, possession or control is obtained by Secured Party, whether or not evidenced by a collateral receipt.

          (d) With respect to the foregoing, all products and proceeds thereof, including insurance proceeds and payments under the Securities Investor Protection Act of 1970, as amended.

     3. LIABILITIES.

     The Collateral shall secure the payment and performance of all obligations and liabilities of Pledgor:

          (a) to Secured Party howsoever created, evidenced or arising, whether direct or indirect, absolute or contingent, now due or to become due, or now existing or hereafter arising, joint, several or joint and several, including obligations under or with respect to future advances, including, without limitation, under that Continuing Unconditional Guaranty, dated as of the date hereof, guaranteeing Borrower's obligations under that certain Term Loan made under that Loan Agreement, dated as of August 27, 2004, between the Borrower and the Bank;

          (b) to Secured Party under or in connection with: (i) Related Documents; (ii) any guaranty by Pledgor of any obligations of any other person to Secured Party; and (iii) any expenses (including attorneys' fees, legal costs and expenses, and time charges of attorneys who may be employees of Secured Party, in each case whether in or out of court, in original or appellate proceedings or in bankruptcy) incurred or paid by

     Secured Party in connection with the enforcement or preservation of its rights hereunder or under any Related Document

(any or all obligations and liabilities described in the foregoing portion of this Section, the "Liabilities"). This Agreement shall continue and remain in effect notwithstanding that at any particular time there may be no Liabilities outstanding.

     4. CONTROL AGREEMENTS. The following additional provisions pertaining to the Intermediary do not limit any of Secured Party's rights or powers under other provisions hereof:

          (a) Pledgor agrees to cause Intermediary to hold the Collateral for Secured Party. Pledgor agrees to execute and deliver, and cause the Intermediary to execute and deliver, to Secured Party a Control Agreement in the form supplied by or otherwise acceptable to Secured Party (the "Control Agreement") as to any Collateral consisting of a Securities Account or specified securities therein. Pledgor agrees to cause Intermediary to comply with its agreements and obligations under the Control Agreement. The Control Agreement shall constitute an agreement among Pledgor, Intermediary and Secured Party.

          (b) Except as otherwise specified herein or in the Control Agreement, Intermediary shall act or not act with respect to the Collateral solely in accord with entitlement orders and instructions (including instructions to sell or otherwise dispose of any Collateral and to deliver any Collateral to Secured Party) given from time to time by Secured Party. Secured Party may exercise any rights and powers hereunder or under the Control Agreement without the consent of Pledgor.

          (c) Pledgor hereby directs and authorizes Intermediary, as agent with respect to a Securities Account or specified securities in a Securities Account, to effect additions, replacements and substitutions of Collateral on behalf of Pledgor. Without limiting any other provision hereof, all such additions, replacements and substitutions shall be conclusively deemed to be "Collateral" hereunder, and Pledgor shall be deemed to have granted a security interest in such items and assigned such items to Secured Party, as more fully provided above. All additions, substitutions and replacements shall be satisfactory to Secured Party in its sole discretion, and (without limiting any other provision hereof or of any Control Agreement) if Secured Party so requests no addition, substitution or replacement may be made except with the prior consent of Secured Party.

     5. CONTRACTUAL MINIMUM LIQUIDITY BALANCE.

     (a) Pledgor agrees to take all steps, including pledging additional Collateral and placing additional assets in any pledged Securities Account, to ensure that the Collateral Value held in the Securities Account, measured monthly, equals or exceeds the "Minimum Liquidity Balance." For purposes of this Agreement "Minimum Liquidity Balance" means, subject to the terms of Section 7.4 of the Loan Agreement, the amount necessary to ensure that the outstanding principal balance of the Term Loan, as determined by Secured Party, does not exceed the Collateral Value of Collateral held in the Securities Account pledged hereunder.

     (b) As a matter of clarification, the provisions of this Section shall in no manner limit or alter the collateral pledged under the Section hereof entitled "PLEDGE."

     6. SECURITIES ACCOUNT WITHDRAWALS.

     Upon Pledgor's request Secured Party shall direct the Intermediary issuing the Securities Account to permit withdrawals from the Securities Account so long as after any such withdrawal Pledgor will be in compliance with any "Minimum Liquidity Balance" requirement set forth in this Agreement and no Event of Default or Unmatured Event of Default will have occurred and be continuing.

     7. REPRESENTATIONS AND WARRANTIES.

     (a) Pledgor hereby represents and warrants to Secured Party that:

          (i) Pledgor's exact legal name is as set forth in the heading to this Agreement. Pledgor's type of organization, jurisdiction of organization or formation, and organizational identification number are as set forth in the preamble to this Agreement; and Pledgor's place of business or, if Pledgor has more than one place of business, Pledgor's chief executive office is located at the address set forth above; and Pledgor has never been organized or formed in any jurisdiction other than the jurisdiction set forth in the preamble to this Agreement. All Collateral is located in one of the fifty states of the United States of America. Further, except as and if specifically disclosed by Pledgor to Secured Party IN WRITING prior to the execution of this Agreement, during the five (5) years and six months prior to the date of this Agreement:

               (A) Pledgor has not been known by any legal name different from the one set forth in the heading of this Agreement nor has Pledgor been the subject of any merger, consolidation, or other corporate or organizational reorganization.

               (B) Pledgor's place of business or, if Pledgor has more than one place of business, Pledgor's chief executive office has been at Pledgor's address set forth above.

          (ii) Pledgor and any Subsidiary are validly existing and in good standing under the laws of their state of organization or formation, and are duly qualified, in good standing and authorized to do business in each jurisdiction where failure to do so might have a material adverse impact on the assets, condition or prospects of Pledgor. The execution, delivery and performance of this Agreement and all Related Documents are within Pledgor's powers and have been authorized by all necessary action required by law and Pledgor's Constituent Documents.

          (iii) The execution, delivery and performance of this Agreement and all Related Documents have received any and all necessary governmental approval, and do not and will not contravene or conflict with any provision of law, any Constituent Document or any agreement affecting Pledgor or its property.

          (iv) There has been no material adverse change in the business, condition, properties, assets, operations or prospects of Pledgor or any Related Party since the date of the latest financial statements provided by or on behalf of Pledgor or any Related Party to Secured Party.

          (v) No financing statement, mortgage, notice of judgment, or any similar instrument (unless filed on behalf of Secured Party) covering any of the Collateral is on file in any public office.

          (vi) Pledgor is the lawful owner of and has rights in or power to transfer all Collateral, free and clear of all liens, pledges, charges, mortgages, and claims other than any in favor of Secured Party, except liens for current taxes not delinquent.

          (vii) Pledgor has filed or caused to be filed all federal, state, and local tax returns that are required to be filed, and has paid or has caused to be paid all of its taxes, including any taxes shown on such returns or on any assessment received by it, to the extent that such taxes have become due.

          (viii) Except for federal and state securities laws generally applicable to the sale, transfer or redemption of marketable securities which are held by members of the general public, sale, transfer and redemption of the Collateral by Secured Party: (A) are not prohibited or regulated by any federal or state law or regulation or any agreement binding upon Pledgor, including any Constituent Document; and (B) require no registration or filing with, or consent or approval of, any governmental body, regulatory authority or securities exchange.

          (ix) Pledgor has not acquired any Collateral in a transaction not involving a public offering within the meaning of applicable federal and state securities laws. Pledgor is not an executive officer, director or other "affiliate" (as contemplated by Rules 144 and 145 of the Federal Securities and Exchange Commission) of any issuer of any Collateral.

          (x) The Collateral is duly and validly authorized and issued, non-assessable, fully paid and paid for, and outstanding.

          (xi) No portion of the Collateral shall consist of "margin stock" as that term is defined in Federal Reserve Board of Governors Regulation U.

     (b) The request or application for any Liabilities by Pledgor shall be a representation and warranty by Pledgor as of the date of such request or application that: (i) no Event of Default or Unmatured Event of Default has occurred and is continuing as of such date; and (ii) Pledgor's representations and warranties herein and in any Related Document are true and correct as of such date as though made on such date.

     9. DEPOSITORIES; SUB-AGENTS AND NOMINEES.

     (a) Without limiting any other provision hereof, Secured Party may at its option from time to time transfer, or cause any Intermediary to transfer, the Collateral into a "pledge position" at any depository now or hereafter holding the Collateral, and do or cause to be done, execute (or cause to be executed) such other documents, and take (or cause to be taken) such other actions as Secured Party may deem necessary or appropriate in connection therewith.

     (b) Secured Party shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of any certificates or instruments representing or evidencing the Collateral, which may be held (in the discretion of Secured Party) in the name of Secured Party or any nominee or nominees of Secured Party or a sub-agent appointed by Secured Party. In addition, Secured Party shall at all times have the right to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations for any purpose consistent with its performance of this Agreement.

     (c) For the better perfection of Secured Party's rights in and to the Collateral and to facilitate implementation of such rights, Pledgor shall, upon written request of Secured Party, cause all the certificates, notes, documents and other instruments evidencing, representing or otherwise comprising the Collateral to be registered or otherwise put into the name of Secured Party or a nominee or nominees of Secured Party.

     (d) Pledgor hereby consents and agrees that the issuers of, or any depository, registrar, transfer agent or similar party for any of, the Collateral shall be entitled to accept the provisions hereof as conclusive evidence of the right of Secured Party to effect any transfer pursuant hereto, notwithstanding any notice or direction to the contrary heretofore or hereafter given by Pledgor or any other person to any such issuer or any such depository, registrar, transfer agent or similar party.

     10. VOTING & MISCELLANEOUS RIGHTS. Unless an Event of Default has occurred and is continuing, Pledgor may exercise any and all voting rights with respect to the Collateral. If an Event of Default has occurred and is continuing, Secured Party (and only Secured Party) may exercise any and all such rights. Any other rights (i.e., other than voting rights) with respect to the Collateral may be exercised by, and only by, Secured Party.

     11. GENERAL COVENANTS. Pledgor agrees that so long as this Agreement remains in effect, it will:

     (a) NOTIFY SECURED PARTY IN WRITING AT LEAST SIXTY (60) DAYS IN ADVANCE OF:

          (i) ANY CHANGE WHATSOEVER IN THE NAME OF PLEDGOR;

          (ii) THE STATE OR JURISDICTION IN WHICH PLEDGOR IS ORGANIZED OR
     FORMED;

          (iii) ANY NEW NAMES UNDER WHICH PLEDGOR INTENDS TO DO BUSINESS; OR

          (iv) ANY NEW ADDRESSES AT OR FROM WHICH PLEDGOR INTENDS TO DO BUSINESS OR TO KEEP COLLATERAL OF ANY KIND.

Pledgor shall in any event keep all Collateral within one or more states of the United States of America.

     (b) Promptly deliver any cash, securities or other property received with respect to the Collateral, whether as proceeds of the disposition thereof, dividends with respect thereto, or otherwise, to be held by Secured Party as Collateral. NOTWITHSTANDING THE FOREGOING, UNLESS AN EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING, PLEDGOR MAY CONTINUE TO RECEIVE AND RETAIN INTEREST AND REGULAR CASH DIVIDENDS ON THE COLLATERAL.

     (c) Defend the Collateral against the claims and demands of all persons other than Secured Party and promptly pay all taxes, assessments, and charges upon the Collateral. Pledgor agrees not to sign, file, or authenticate, or authorize or permit the signing, filing or authentication of, any financing statements or other documents creating or perfecting a lien upon or security interest in any of the Collateral except in favor of Secured Party, or otherwise create, suffer, or permit to exist any liens or security interests upon any Collateral other than in favor of Secured Party, except tax liens, provided that such liens are removed before related taxes become delinquent.

     (d) Sign, file, authenticate, and authorize the signing, filing and authenticating of, such financing statements and other documents (and pay the cost of filing and recording the same in all public offices deemed necessary by Secured Party), and do such other acts, as Secured Party may request to establish and maintain a valid and perfected security interest in the Collateral free and clear of all other liens and claims, except tax liens, provided that such liens are removed before related taxes become delinquent.

     (e) Keep at its address for notices set forth above its records concerning the Collateral, which records shall be of such character as will enable Secured Party to determine at any time the status of the Collateral; and permit Secured Party from time to time to inspect, audit, and make copies of, and extracts from, all records and all other papers in the possession or control of Pledgor pertaining to the Collateral.

     (f) Provide to Secured Party from time to time such financial statements of and other information concerning the Collateral, Pledgor, and any Related Party as Secured Party shall reasonably request.

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

     (g) Except if and to the extent specifically permitted by this Agreement, not sell, transfer, lease, grant a license or option or similar right with respect to, or otherwise dispose of, or agree to dispose of, any Collateral.

     12. EVENTS OF DEFAULT. The occurrence or continuance of any of the following shall constitute an "Event of Default":

          (a) any default, event of default, or similar event shall occur or continue under the Loan Agreement or any Related Document, and shall continue beyond any applicable notice, grace or cure period set forth in the Loan Agreement or such Related Document; or

          (b) this Agreement or any Related Document, including any guaranty of or pledge of collateral security for the Liabilities, shall be repudiated or shall become unenforceable or incapable of performance in accord with its terms; or

     13. DEFAULT REMEDIES.

          (a) Notwithstanding any provision of any document or instrument evidencing or relating to any Liability: (i) upon the occurrence and during the continuance of any Event of Default specified in subsections (a)-(b) of the Section entitled "EVENTS OF DEFAULT," Secured Party at its option may declare the Liabilities immediately due and payable without notice or demand of any kind. Upon the occurrence and during the continuance of any Event of Default, Secured Party may exercise any rights and remedies under this Agreement, any Related Document or other document or instrument (including any Related Document evidencing Liabilities or pertaining to Collateral), and at law or in equity.

          (b) If any Event of Default shall have occurred and be continuing, then, in addition to having the right to exercise any rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in Illinois and any State in which any Collateral is located, Secured Party may, in its sole discretion:

               (i) without being required to give any prior notice to Pledgor apply the cash (if any) then held by it hereunder toward the Liabilities in such order as Secured Party shall determine in its sole discretion; and

               (ii) if there shall be no such cash or the cash so applied shall be insufficient to pay all obligations in full, sell the Collateral, or any part thereof, at any public or private sale, for cash, upon credit or for future delivery, as Secured Party shall deem appropriate, provided, however, that Pledgor shall be credited with proceeds thereof only when the proceeds are actually received in cash by Secured Party, and such sale shall be deemed commercially reasonable. Secured Party shall be authorized at any such sale (to the extent it deems it advisable to do so, in its sole discretion) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral then being sold for their own account for investment and not with a view to the distribution or resale thereof, and upon consummation of any such sale Secured Party shall have the right to assign, transfer and deliver to the purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor. Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Secured Party has no obligation to marshal Collateral or to clean up or otherwise prepare Collateral for sale, and may specifically disclaim any warranties as to the Collateral, including those of title, merchantability, and fitness for a particular purpose. Secured Party may comply with any applicable local, state or federal law requirements in connection with a disposition of Collateral, and compliance will not be considered adversely to affect the commercial reasonableness of any sale of Collateral. Pledgor grants to Secured Party the right to enter into or on any premises where Collateral may be located for the purposes of exercising any remedies upon the occurrence of an Event of Default. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral if it takes such action for that purpose as Pledgor requests in writing, but failure to do so shall not be deemed a failure to exercise ordinary care; no failure of Secured Party to preserve or protect any right with respect to Collateral against prior parties, or to do any act with respect to preservation of Collateral not so requested by Pledgor, shall be deemed of itself a failure to exercise reasonable care in the custody or preservation of Collateral. To the extent that notice of sale shall be required to be given by law, Secured Party shall give Pledgor at least ten days' written notice of any such public sale or the date after which any such private sale or sales will be held. Secured Party shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the sale price is paid by the purchaser thereof, but Secured Party shall not incur any liability in case any such purchaser shall fail to take up and pay for the Collateral so sold; in the case of any such failure, such Collateral may be sold again upon like notice. As an alternative to exercising the power of sale herein conferred upon it, Secured Party may proceed by a suit at law or in equity to foreclose this Agreement and to sell the Collateral, or any portion thereof, pursuant to a judgment or decree of a court of competent jurisdiction. Except as and if otherwise required by law, any proceeds of the Collateral sold or disposed of pursuant hereto shall be applied toward the Liabilities in such order as Secured Party shall determine in its sole discretion. Any balance remaining shall be returned to Pledgor.

          (c) Secured Party may, by written notice to Pledgor, at any time and from time to time, waive any Event of Default or Unmatured Event of Default, which shall be for such period and subject to such conditions as shall be specified in any such notice. In the case of any such waiver, Secured Party and Pledgor shall be restored to their former position and rights hereunder, and any Event of Default or Unmatured Event of Default so waived shall be deemed to be cured and not continuing; but no such waiver shall extend to or impair any subsequent or other Event of Default or Unmatured Event of Default. No failure to exercise, and no delay in exercising, on the part of Secured Party of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of Secured Party herein provided are cumulative and not exclusive of any rights or remedies provided by law.

     14. RIGHTS OF SECURED PARTY. Without limiting any other rights Secured Party has under the law, Secured Party may, from time to time, at its option (but shall have no duty to):

          (a) perform any agreement of Pledgor hereunder that Pledgor shall have failed to perform;

          (b) take any other action which Secured Party deems necessary or desirable for the preservation of the Collateral or Secured Party's interest therein and the carrying out of this Agreement, including: (i) any action to collect or realize upon the Collateral; (ii) the discharge of taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral; (iii) the discharge or keeping current of any obligation of Pledgor having effect on the Collateral; (iv) receiving, endorsing and collecting all checks and other orders for the payment of money made payable to Pledgor representing any dividend, interest payment or other distribution payable or distributable in respect of the Collateral or any part thereof, and giving full discharge for the same; and (v) causing any person or entity having possession of any Collateral to acknowledge that such person or entity holds such Collateral for the benefit of Secured Party; and

          (c) sign, file, authenticate, and authorize the signing, filing and authentication of, such financing statements and other documents respecting any right of Secured Party in the Collateral, in any and all jurisdictions as Secured Party shall determine in its discretion.

Pledgor hereby appoints Secured Party as Pledgor's attorney in fact, which appointment is and shall be deemed to be irrevocable and coupled with an interest, for purposes of performing acts and signing and delivering any agreement, document, or instrument, on behalf of Pledgor in accordance with this Section. Pledgor immediately will reimburse Secured Party for all expenses so incurred by Secured Party, together with interest thereon at a rate per year equal to two percent (2%) in addition to the Prime Rate.

     15. WAIVER OF DEFENSES. Pledgor irrevocably waives presentment, protest, notice of intent to accelerate, demand, notice of dishonor or default, notice of acceptance of this Agreement, notice of any loans made, extensions granted or other action taken in reliance hereon, and all other demands and notices of any kind in connection with this Agreement or the Liabilities.

     16. SECURED PARTY MAY ALSO BE INTERMEDIARY OR TRUSTEE. Pledgor hereby irrevocably waives, releases and forever relinquishes any claim or right of any nature whatsoever based upon the fact that Intermediary or a trustee of any Pledgor or Guarantor which is a trust is or may be Secured Party itself, and hereby irrevocably consents to any such circumstance. The rights and powers of Secured Party shall not in any way be restricted by reason of any such present or future circumstance.

     17. FURTHER ASSURANCES. Pledgor agrees to do (or cause to be done) such further acts and things, and to execute and deliver (or cause to be executed and delivered) such additional conveyances, assignments, agreements, and instruments, as Secured Party may at any time request in connection with the administration or enforcement of this Agreement or related to the Collateral or any part thereof or in order better to assure and confirm unto Secured Party its rights, powers and remedies hereunder.

     18. INVESTMENT DECISIONS. Pledgor agrees that, except for a duty of good faith, Secured Party shall have no duty to Pledgor with regard to decisions which Secured Party may make with regard to purchasing, holding or selling Collateral while the same shall be under Secured Party's control.

     19. NOTICES. All notices, requests and demands to or upon the respective parties hereto shall be deemed to have been given or made five business days after a record has been deposited in the mail, postage prepaid, or one business day after a record has been deposited with a recognized overnight courier, charges prepaid or to be billed to the sender, or on the day of delivery if delivered manually with receipt acknowledged, in each case addressed or delivered if to Secured Party to its banking office indicated above (Attention:
Banking) and if to Pledgor to its address set forth above, or to such other address as may be hereafter designated in writing by the respective parties hereto by a notice in accord with this Section.

     20. MISCELLANEOUS. This Agreement, the Related Documents, and any document or instrument executed in connection herewith or therewith, unless in each case otherwise specifically provided therein: (i) shall be governed by and construed in accordance with the internal law of the State of Illinois, except to the extent if any that the Uniform Commercial Code of the State of Illinois provides for the application of the law of a different State; and (ii) shall be deemed to have been executed in the State of Illinois. This Agreement shall bind Pledgor, its(his)(her) heirs, trustees (including successor and replacement trustees), executors, personal representatives, successors and assigns, as well as all persons and entities who become bound as a Pledgor to this Agreement, and shall inure to the benefit of Secured Party, its successors and assigns, except that neither Pledgor nor any person or entity who or which becomes bound as a Pledgor hereto may transfer or assign any rights or obligations hereunder without the prior written consent of Secured Party. Pledgor agrees to pay upon demand all expenses (including attorneys' fees, legal costs and expenses, and time charges of attorneys who may be employees of Secured Party, in each case whether in or out of court, in original or appellate proceedings or in bankruptcy) incurred or paid by Secured Party or any holder hereof in connection with the enforcement or preservation of its rights hereunder, under any Related Document, or under any document or instrument executed in connection herewith or therewith. If there shall be more than one person or entity constituting Pledgor, each of them shall be primarily, jointly and severally liable for all obligations hereunder. This Agreement may be executed in two or more counterparts, and (if there is more than one party) by each party on separate counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     21. WAIVER OF JURY TRIAL, ETC. PLEDGOR AND (BY ITS ACCEPTANCE HEREOF AS PROVIDED BELOW) SECURED PARTY HEREBY IRREVOCABLY AGREE THAT ALL SUITS, ACTIONS OR OTHER PROCEEDINGS WITH RESPECT TO, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED DOCUMENT SHALL BE SUBJECT TO LITIGATION IN COURTS HAVING SITES WITHIN OR JURISDICTION OVER THE STATE OF ILLINOIS AND THE COUNTY IN SUCH STATE WHERE THE ABOVE-INDICATED OFFICE OF SECURED PARTY IS LOCATED. PLEDGOR AND (BY ITS ACCEPTANCE HEREOF AS PROVIDED BELOW) SECURED PARTY HEREBY CONSENT AND SUBMIT TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED IN OR HAVING JURISDICTION OVER SUCH COUNTY AND STATE, AND HEREBY IRREVOCABLY WAIVE ANY RIGHT THEY OR ANY OF THEM MAY HAVE TO REQUEST OR DEMAND TRIAL BY JURY, TO TRANSFER OR CHANGE THE VENUE OF ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ACCORDANCE WITH THIS SECTION, OR TO CLAIM THAT ANY SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NO PARTY HERETO MAY SEEK OR RECOVER PUNITIVE OR CONSEQUENTIAL DAMAGES IN ANY PROCEEDING BROUGHT UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED DOCUMENT.

To the maximum extent permitted by applicable law, Secured Party is hereby authorized by Pledgor without notice to Pledgor to fill in any blank spaces and dates and strike inapplicable terms herein or in any Related Document to conform to the terms of the transaction and/or understanding evidenced hereby, for which purpose Secured Party shall be deemed to have been granted an irrevocable power of attorney coupled with an interest.


TOOTSIE ROLL BRANDS LLC


By:      _______________________________
Name:    Barry Bowen
Title:   Treasurer



ACCEPTED:

BANK OF AMERICA, N.A.


By:      _______________________________
Name:    Chris D. Buckner
Title:   Senior Vice President

                     [FORM TO BE USED BY ALL PLEDGORS OTHER
               THAN TOOTSIE ROLL OF SECURITIES ACCOUNT COLLATERAL]

                                   EXHIBIT B-2
                                   -----------

                                PLEDGE AGREEMENT

                           Dated as of August 27, 2004

     This Pledge Agreement (as modified from time to time, the "Agreement") has been executed by TRI FINANCE INC., a Delaware corporation ("Pledgor"), with an office at 7401 South Cicero Avenue, Chicago, Illinois 60629, in favor of BANK OF AMERICA, N.A., a national banking corporation, as secured party (together with any successor, assign or subsequent holder, "Secured Party"), with a banking office at 231 South LaSalle Street, Chicago, Illinois 60602. Various capitalized terms used in this Agreement have the meanings set forth in the Section of this Agreement entitled "DEFINITIONS."

     WHEREAS, Tootsie Roll Industries, Inc., a Virginia corporation organized under the law of the State of Virginia, with offices at 7401 South Cicero Avenue, Chicago, Illinois 60629 ("Borrower"), pursuant to the terms of the Loan Agreement, as defined herein, desires to borrow from the Bank a term loan in the aggregate amount of up to $155,000,000 and the Secured Party has agreed to make such Loan and Pledgor may, from time to time, obtain other financial accommodations from the Secured Party pursuant thereto; and

     WHEREAS, as a condition to the extension and continuation of credit to Borrower by the Bank, the Bank has required that Pledgor execute and deliver a Guaranty Agreement and Pledge Agreement respectively guarantying obligations under the Loan Agreement and granting a security interest and lien in certain Collateral, as defined herein; and

     WHEREAS, the extension or continued extension of credit, as aforesaid, by the Bank is necessary and desirable to the conduct and operation of the business of the Borrower and Pledgor as a wholly-owned subsidiary of Borrower and will inure to the financial benefit of the Borrower and Pledgor.

     In consideration of Secured Party's extension of new financial accommodations or continuation of existing financial accommodations to Borrower, and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor agrees as follows:

     1. DEFINITIONS.

     (a) As used in this Agreement the following terms shall have the indicated meanings:

          "Collateral" - see Section entitled "PLEDGE."

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

          "Collateral Value" has the meaning assigned to such term in the Loan Agreement.

          "Constituent Documents" means the articles or certificate of incorporation, by-laws, partnership agreement, certificates of limited partnership, limited liability company operating agreement, limited liability company articles of organization, trust agreement, and all other documents and instruments pertaining to the formation and ongoing existence of any person or entity which is not an individual.

          "Control Agreement" - see Section entitled "CONTROL AGREEMENTS".

          "Deposit" - see Section entitled "PLEDGE."

          "Event of Default" - see Section entitled "EVENTS OF DEFAULT."

          "Funded Debt" has the meaning assigned to such term in the Loan Agreement.

          "Guarantor" shall have the meaning assigned to such term in the Loan Agreement.

          "Guaranty" - see Section entitled "Liabilities."

          "Intermediary" - see Section entitled "PLEDGE."

          "Liabilities" - see Section entitled "LIABILITIES."

          "Listed," as to a security, means traded domestically on any national securities exchange or in the NASDAQ market.

          "Loan Agreement" - see Section entitled Liabilities.

          "Minimum Liquidity Balance" - see Section entitled "CONTRACTUAL MINIMUM LIQUIDITY BALANCE."

          The term "person" includes both individuals and organizations.

          "Prime Rate" shall mean the floating per annum rate of interest publicly announced, from time to time, by the Secured Party as its Prime Rate. The Prime Rate is set by the Secured Party based on various factors, including the Secured Party's costs and desired return, general economic conditions and other factors and is used as a reference point for pricing some loans. The Secured Party prices loans to its customers at, above or below the Prime Rate. Any change in the Prime Rate shall take effect at the opening of business on the day specified in the public announcement of a change in the Prime Rate. The Secured Party shall not be obligated to give notice of any change in the Prime Rate. The Prime Rate shall be computed on the basis of a year consisting of 360 days and shall be paid for the actual number of days elapsed.

          "Related Document(s)" means any note, agreement, guaranty or other document or instrument previously, now or hereafter delivered to Secured Party in connection with the Liabilities or this Agreement. The term "related document," if not initial-capitalized, means a document related to another referenced document.

          "Related Party(ies)" means any Guarantor, any Subsidiary, and to the extent applicable, any general or limited partner, controlling shareholder, joint venturer, member or manager, of Pledgor.

          The term "Secured Party" means the above-indicated Secured Party.

          "Securities Account" - see Section entitled "PLEDGE."

          "Subsidiary" means any corporation, partnership, limited liability company, joint venture, trust, or other legal entity of which Pledgor owns directly or indirectly 50% or more of the outstanding voting stock or interest, or of which Pledgor has effective control, by contract or otherwise.

          "Unmatured Event of Default" means any event or condition that would become an Event of Default with notice or the passage of time or both.

     (b) As used in this Agreement, unless otherwise specified: the term "including" means "including without limitation"; the term "days" means "calendar days"; and terms such as "herein," "hereof" and words of similar import refer to this Agreement as a whole. References herein to partners of a partnership, joint venturers of a joint venture, or members of a limited liability company, mean, respectively, persons or entities owning or holding partnership interests, joint venture interests, or membership interests in such partnership, joint venture or limited liability company. Unless otherwise defined herein, all terms (including those not capitalized) that are defined in the Uniform Commercial Code of Illinois shall have the same meanings herein as in such Code, as such Code may be amended from time to time. Unless the context requires otherwise, wherever used herein the singular shall include the plural and vice versa, and the use of one gender shall also denote the others. Captions herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof; references herein to sections or provisions without reference to the document in which they are contained are references to this Agreement.

     2. PLEDGE. Pledgor hereby assigns, pledges, hypothecates, delivers, sets over and transfers to Secured Party and grants to Secured Party a continuing security interest in, for the benefit of Secured Party (as provided in the Section entitled "Liabilities"), the following, in each case whether certificated or uncertificated, whether now owned or hereafter acquired, wherever located (any or all of such, the "Collateral"):

          (a) SECURITIES ACCOUNT (ENTIRE). Securities Account No. 818-07T27 and 818-07480 with Merrill Lynch Pierce Fenner & Smith ("Merrill") (Merrill is herein referred to as the "Intermediary"), in the name of Pledgor or such other designation as may be required by the Intermediary, any successor and/or replacement account(s), and any and all securities, security entitlements, financial assets, investment property, commodity contracts, money, instruments, documents, goods, chattel paper, accounts, general intangibles, deposit accounts, partnership and limited liability company interests, certificates of deposit, and other property and rights of any nature now or hereafter held in or constituting part of such account(s) (such account(s) and all successor and replacement accounts collectively, the "Securities Account").

          (b) With respect to any Collateral referred to in (a), but without limiting (a):

               (i) all stock and bond powers, certificates and instruments;

               (ii) all additions, replacements, substitutions, interest, cash and stock dividends, warrants, options, and other rights and amounts paid, accrued, received, receivable, or distributed with respect thereto from time to time,

          (c) Any additional investment property or other property of Pledgor as to which, previously, now or hereafter, possession or control is obtained by Secured Party, whether or not evidenced by a collateral receipt.

          (d) With respect to the foregoing, all products and proceeds thereof, including insurance proceeds and payments under the Securities Investor Protection Act of 1970, as amended.

     3. LIABILITIES.

     The Collateral shall secure the payment and performance of all obligations and liabilities of Pledgor:

          (a) to Secured Party howsoever created, evidenced or arising, whether direct or indirect, absolute or contingent, now due or to become due, or now existing or hereafter arising, joint, several or joint and several, including obligations under or with respect to future advances, including, without limitation, under that Continuing Unconditional Guaranty, dated as of the date hereof, guaranteeing Borrower's obligations under that certain Term Loan made under that Loan Agreement, dated as of August 27, 2004, between the Borrower and the Bank;

          (b) to Secured Party under or in connection with: (i) Related Documents; (ii) any guaranty by Pledgor of any obligations of any other person to Secured Party; and (iii) any expenses (including attorneys' fees, legal costs and expenses, and time charges of attorneys who may be employees of Secured Party, in each case whether in or out of court, in original or appellate proceedings or in bankruptcy) incurred or paid by

     Secured Party in connection with the enforcement or preservation of its rights hereunder or under any Related Document

(any or all obligations and liabilities described in the foregoing portion of this Section, the "Liabilities"). This Agreement shall continue and remain in effect notwithstanding that at any particular time there may be no Liabilities outstanding.

     4. CONTROL AGREEMENTS. The following additional provisions pertaining to the Intermediary do not limit any of Secured Party's rights or powers under other provisions hereof:

          (a) Pledgor agrees to cause Intermediary to hold the Collateral for Secured Party. Pledgor agrees to execute and deliver, and cause the Intermediary to execute and deliver, to Secured Party a Control Agreement in the form supplied by or otherwise acceptable to Secured Party (the "Control Agreement") as to any Collateral consisting of a Securities Account or specified securities therein. Pledgor agrees to cause Intermediary to comply with its agreements and obligations under the Control Agreement. The Control Agreement shall constitute an agreement among Pledgor, Intermediary and Secured Party.

          (b) Except as otherwise specified herein or in the Control Agreement, Intermediary shall act or not act with respect to the Collateral solely in accord with entitlement orders and instructions (including instructions to sell or otherwise dispose of any Collateral and to deliver any Collateral to Secured Party) given from time to time by Secured Party. Secured Party may exercise any rights and powers hereunder or under the Control Agreement without the consent of Pledgor.

          (c) Pledgor hereby directs and authorizes Intermediary, as agent with respect to a Securities Account or specified securities in a Securities Account, to effect additions, replacements and substitutions of Collateral on behalf of Pledgor. Without limiting any other provision hereof, all such additions, replacements and substitutions shall be conclusively deemed to be "Collateral" hereunder, and Pledgor shall be deemed to have granted a security interest in such items and assigned such items to Secured Party, as more fully provided above. All additions, substitutions and replacements shall be satisfactory to Secured Party in its sole discretion, and (without limiting any other provision hereof or of any Control Agreement) if Secured Party so requests no addition, substitution or replacement may be made except with the prior consent of Secured Party.

     5. CONTRACTUAL MINIMUM LIQUIDITY BALANCE.

     (a) Pledgor agrees to take all steps, including pledging additional Collateral and placing additional assets in any pledged Securities Account, to ensure that the Collateral Value held in the Securities Account, measured monthly, equals or exceeds the "Minimum Liquidity Balance." For purposes of this Agreement "Minimum Liquidity Balance" means, subject to the terms of Section 7.4 of the Loan Agreement, the amount necessary to ensure that the outstanding principal balance of the Term Loan, as determined by Secured Party, does not exceed the Collateral Value of Collateral held in the Securities Account pledged hereunder.

     (b) As a matter of clarification, the provisions of this Section shall in no manner limit or alter the collateral pledged under the Section hereof entitled "PLEDGE."

     6. SECURITIES ACCOUNT WITHDRAWALS.

     Upon Pledgor's request Secured Party shall direct the Intermediary issuing the Securities Account to permit withdrawals from the Securities Account so long as after any such withdrawal Pledgor will be in compliance with any "Minimum Liquidity Balance" requirement set forth in this Agreement and no Event of Default or Unmatured Event of Default will have occurred and be continuing.

     7. REPRESENTATIONS AND WARRANTIES.

     (a) Pledgor hereby represents and warrants to Secured Party that:

          (i) Pledgor's exact legal name is as set forth in the heading to this Agreement. Pledgor's type of organization, jurisdiction of organization or formation, and organizational identification number are as set forth in the preamble to this Agreement; and Pledgor's place of business or, if Pledgor has more than one place of business, Pledgor's chief executive office is located at the address set forth above; and Pledgor has never been organized or formed in any jurisdiction other than the jurisdiction set forth in the preamble to this Agreement. All Collateral is located in one of the fifty states of the United States of America. Further, except as and if specifically disclosed by Pledgor to Secured Party IN WRITING prior to the execution of this Agreement, during the five (5) years and six months prior to the date of this Agreement:

               (A) Pledgor has not been known by any legal name different from the one set forth in the heading of this Agreement nor has Pledgor been the subject of any merger, consolidation, or other corporate or organizational reorganization.

               (B) Pledgor's place of business or, if Pledgor has more than one place of business, Pledgor's chief executive office has been at Pledgor's address set forth above.

          (ii) Pledgor and any Subsidiary are validly existing and in good standing under the laws of their state of organization or formation, and are duly qualified, in good standing and authorized to do business in each jurisdiction where failure to do so might have a material adverse impact on the assets, condition or prospects of Pledgor. The execution, delivery and performance of this Agreement and all Related Documents are within Pledgor's powers and have been authorized by all necessary action required by law and Pledgor's Constituent Documents.

          (iii) The execution, delivery and performance of this Agreement and all Related Documents have received any and all necessary governmental approval, and do not and will not contravene or conflict with any provision of law, any Constituent Document or any agreement affecting Pledgor or its property.

          (iv) There has been no material adverse change in the business, condition, properties, assets, operations or prospects of Pledgor or any Related Party since the date of the latest financial statements provided by or on behalf of Pledgor or any Related Party to Secured Party.

          (v) No financing statement, mortgage, notice of judgment, or any similar instrument (unless filed on behalf of Secured Party) covering any of the Collateral is on file in any public office.

          (vi) Pledgor is the lawful owner of and has rights in or power to transfer all Collateral, free and clear of all liens, pledges, charges, mortgages, and claims other than any in favor of Secured Party, except liens for current taxes not delinquent.

          (vii) Pledgor has filed or caused to be filed all federal, state, and local tax returns that are required to be filed, and has paid or has caused to be paid all of its taxes, including any taxes shown on such returns or on any assessment received by it, to the extent that such taxes have become due.

          (viii) Except for federal and state securities laws generally applicable to the sale, transfer or redemption of marketable securities which are held by members of the general public, sale, transfer and redemption of the Collateral by Secured Party: (A) are not prohibited or regulated by any federal or state law or regulation or any agreement binding upon Pledgor, including any Constituent Document; and (B) require no registration or filing with, or consent or approval of, any governmental body, regulatory authority or securities exchange.

          (ix) Pledgor has not acquired any Collateral in a transaction not involving a public offering within the meaning of applicable federal and state securities laws. Pledgor is not an executive officer, director or other "affiliate" (as contemplated by Rules 144 and 145 of the Federal Securities and Exchange Commission) of any issuer of any Collateral.

          (x) The Collateral is duly and validly authorized and issued, non-assessable, fully paid and paid for, and outstanding.

          (xi) No portion of the Collateral shall consist of "margin stock" as that term is defined in Federal Reserve Board of Governors Regulation U.

     (b) The request or application for any Liabilities by Pledgor shall be a representation and warranty by Pledgor as of the date of such request or application that: (i) no Event of Default or Unmatured Event of Default has occurred and is continuing as of such date; and (ii) Pledgor's representations

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and warranties herein and in any Related Document are true and correct as of such date as though made on such date.

     9. DEPOSITORIES; SUB-AGENTS AND NOMINEES.

     (a) Without limiting any other provision hereof, Secured Party may at its option from time to time transfer, or cause any Intermediary to transfer, the Collateral into a "pledge position" at any depository now or hereafter holding the Collateral, and do or cause to be done, execute (or cause to be executed) such other documents, and take (or cause to be taken) such other actions as Secured Party may deem necessary or appropriate in connection therewith.

     (b) Secured Party shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of any certificates or instruments representing or evidencing the Collateral, which may be held (in the discretion of Secured Party) in the name of Secured Party or any nominee or nominees of Secured Party or a sub-agent appointed by Secured Party. In addition, Secured Party shall at all times have the right to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations for any purpose consistent with its performance of this Agreement.

     (c) For the better perfection of Secured Party's rights in and to the Collateral and to facilitate implementation of such rights, Pledgor shall, upon written request of Secured Party, cause all the certificates, notes, documents and other instruments evidencing, representing or otherwise comprising the Collateral to be registered or otherwise put into the name of Secured Party or a nominee or nominees of Secured Party.

     (d) Pledgor hereby consents and agrees that the issuers of, or any depository, registrar, transfer agent or similar party for any of, the Collateral shall be entitled to accept the provisions hereof as conclusive evidence of the right of Secured Party to effect any transfer pursuant hereto, notwithstanding any notice or direction to the contrary heretofore or hereafter given by Pledgor or any other person to any such issuer or any such depository, registrar, transfer agent or similar party.

     10. VOTING & MISCELLANEOUS RIGHTS. Unless an Event of Default has occurred and is continuing, Pledgor may exercise any and all voting rights with respect to the Collateral. If an Event of Default has occurred and is continuing, Secured Party (and only Secured Party) may exercise any and all such rights. Any other rights (i.e., other than voting rights) with respect to the Collateral may be exercised by, and only by, Secured Party.

     11. GENERAL COVENANTS. Pledgor agrees that so long as this Agreement remains in effect, it will:

     (a) NOTIFY SECURED PARTY IN WRITING AT LEAST SIXTY (60) DAYS IN ADVANCE OF:

          (i) ANY CHANGE WHATSOEVER IN THE NAME OF PLEDGOR;

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          (ii) THE STATE OR JURISDICTION IN WHICH PLEDGOR IS ORGANIZED OR
     FORMED;

          (iii) ANY NEW NAMES UNDER WHICH PLEDGOR INTENDS TO DO BUSINESS; OR

          (iv) ANY NEW ADDRESSES AT OR FROM WHICH PLEDGOR INTENDS TO DO BUSINESS OR TO KEEP COLLATERAL OF ANY KIND.

Pledgor shall in any event keep all Collateral within one or more states of the United States of America.

     (b) Promptly deliver any cash, securities or other property received with respect to the Collateral, whether as proceeds of the disposition thereof, dividends with respect thereto, or otherwise, to be held by Secured Party as Collateral. NOTWITHSTANDING THE FOREGOING, UNLESS AN EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING, PLEDGOR MAY CONTINUE TO RECEIVE AND RETAIN INTEREST AND REGULAR CASH DIVIDENDS ON THE COLLATERAL.

     (c) Defend the Collateral against the claims and demands of all persons other than Secured Party and promptly pay all taxes, assessments, and charges upon the Collateral. Pledgor agrees not to sign, file, or authenticate, or authorize or permit the signing, filing or authentication of, any financing statements or other documents creating or perfecting a lien upon or security interest in any of the Collateral except in favor of Secured Party, or otherwise create, suffer, or permit to exist any liens or security interests upon any Collateral other than in favor of Secured Party, except tax liens, provided that such liens are removed before related taxes become delinquent.

     (d) Sign, file, authenticate, and authorize the signing, filing and authenticating of, such financing statements and other documents (and pay the cost of filing and recording the same in all public offices deemed necessary by Secured Party), and do such other acts, as Secured Party may request to establish and maintain a valid and perfected security interest in the Collateral free and clear of all other liens and claims, except tax liens, provided that such liens are removed before related taxes become delinquent.

     (e) Keep at its address for notices set forth above its records concerning the Collateral, which records shall be of such character as will enable Secured Party to determine at any time the status of the Collateral; and permit Secured Party from time to time to inspect, audit, and make copies of, and extracts from, all records and all other papers in the possession or control of Pledgor pertaining to the Collateral.

     (f) Provide to Secured Party from time to time such financial statements of and other information concerning the Collateral, Pledgor, and any Related Party as Secured Party shall reasonably request.

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     (g) Except if and to the extent specifically permitted by this Agreement, not sell, transfer, lease, grant a license or option or similar right with respect to, or otherwise dispose of, or agree to dispose of, any Collateral.

     12. EVENTS OF DEFAULT. The occurrence or continuance of any of the following shall constitute an "Event of Default":

          (a) any default, event of default, or similar event shall occur or continue under the Loan Agreement or any Related Document, and shall continue beyond any applicable notice, grace or cure period set forth in the Loan Agreement or such Related Document; or

          (b) this Agreement or any Related Document, including any guaranty of or pledge of collateral security for the Liabilities, shall be repudiated or shall become unenforceable or incapable of performance in accord with its terms; or

     13. DEFAULT REMEDIES.

          (a) Notwithstanding any provision of any document or instrument evidencing or relating to any Liability: (i) upon the occurrence and during the continuance of any Event of Default specified in subsections (a)-(b) of the Section entitled "EVENTS OF DEFAULT," Secured Party at its option may declare the Liabilities immediately due and payable without notice or demand of any kind. Upon the occurrence and during the continuance of any Event of Default, Secured Party may exercise any rights and remedies under this Agreement, any Related Document or other document or instrument (including any Related Document evidencing Liabilities or pertaining to Collateral), and at law or in equity.

          (b) If any Event of Default shall have occurred and be continuing, then, in addition to having the right to exercise any rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in Illinois and any State in which any Collateral is located, Secured Party may, in its sole discretion:

               (i) without being required to give any prior notice to Pledgor apply the cash (if any) then held by it hereunder toward the Liabilities in such order as Secured Party shall determine in its sole discretion; and

               (ii) if there shall be no such cash or the cash so applied shall be insufficient to pay all obligations in full, sell the Collateral, or any part thereof, at any public or private sale, for cash, upon credit or for future delivery, as Secured Party shall deem appropriate, provided, however, that Pledgor shall be credited with proceeds thereof only when the proceeds are actually received in cash by Secured Party, and such sale shall be deemed commercially reasonable. Secured Party shall be authorized at any such sale (to the extent it deems it advisable to do so, in its sole discretion) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral then being

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          sold for their own account for investment and not with a view to the distribution or resale thereof, and upon consummation of any such sale Secured Party shall have the right to assign, transfer and deliver to the purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor. Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Secured Party has no obligation to marshal Collateral or to clean up or otherwise prepare Collateral for sale, and may specifically disclaim any warranties as to the Collateral, including those of title, merchantability, and fitness for a particular purpose. Secured Party may comply with any applicable local, state or federal law requirements in connection with a disposition of Collateral, and compliance will not be considered adversely to affect the commercial reasonableness of any sale of Collateral. Pledgor grants to Secured Party the right to enter into or on any premises where Collateral may be located for the purposes of exercising any remedies upon the occurrence of an Event of Default. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral if it takes such action for that purpose as Pledgor requests in writing, but failure to do so shall not be deemed a failure to exercise ordinary care; no failure of Secured Party to preserve or protect any right with respect to Collateral against prior parties, or to do any act with respect to preservation of Collateral not so requested by Pledgor, shall be deemed of itself a failure to exercise reasonable care in the custody or preservation of Collateral. To the extent that notice of sale shall be required to be given by law, Secured Party shall give Pledgor at least ten days' written notice of any such public sale or the date after which any such private sale or sales will be held. Secured Party shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the sale price is paid by the purchaser thereof, but Secured Party shall not incur any liability in case any such purchaser shall fail to take up and pay for the Collateral so sold; in the case of any such failure, such Collateral may be sold again upon like notice. As an alternative to exercising the power of sale herein conferred upon it, Secured Party may proceed by a suit at law or in equity to foreclose this Agreement and to sell the Collateral, or any portion thereof, pursuant to a judgment or decree of a court of competent jurisdiction. Except as and if otherwise required by law, any proceeds of the Collateral sold or disposed of pursuant hereto shall be applied toward the Liabilities in such order as Secured Party shall determine in its sole discretion. Any balance remaining shall be returned to Pledgor.

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          (c) Secured Party may, by written notice to Pledgor, at any time and from time to time, waive any Event of Default or Unmatured Event of Default, which shall be for such period and subject to such conditions as shall be specified in any such notice. In the case of any such waiver, Secured Party and Pledgor shall be restored to their former position and rights hereunder, and any Event of Default or Unmatured Event of Default so waived shall be deemed to be cured and not continuing; but no such waiver shall extend to or impair any subsequent or other Event of Default or Unmatured Event of Default. No failure to exercise, and no delay in exercising, on the part of Secured Party of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of Secured Party herein provided are cumulative and not exclusive of any rights or remedies provided by law.

     14. RIGHTS OF SECURED PARTY. Without limiting any other rights Secured Party has under the law, Secured Party may, from time to time, at its option (but shall have no duty to):

          (a) perform any agreement of Pledgor hereunder that Pledgor shall have failed to perform;

          (b) take any other action which Secured Party deems necessary or desirable for the preservation of the Collateral or Secured Party's interest therein and the carrying out of this Agreement, including: (i) any action to collect or realize upon the Collateral; (ii) the discharge of taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral; (iii) the discharge or keeping current of any obligation of Pledgor having effect on the Collateral; (iv) receiving, endorsing and collecting all checks and other orders for the payment of money made payable to Pledgor representing any dividend, interest payment or other distribution payable or distributable in respect of the Collateral or any part thereof, and giving full discharge for the same; and (v) causing any person or entity having possession of any Collateral to acknowledge that such person or entity holds such Collateral for the benefit of Secured Party; and

          (c) sign, file, authenticate, and authorize the signing, filing and authentication of, such financing statements and other documents respecting any right of Secured Party in the Collateral, in any and all jurisdictions as Secured Party shall determine in its discretion.

Pledgor hereby appoints Secured Party as Pledgor's attorney in fact, which appointment is and shall be deemed to be irrevocable and coupled with an interest, for purposes of performing acts and signing and delivering any agreement, document, or instrument, on behalf of Pledgor in accordance with this Section. Pledgor immediately will reimburse Secured Party for all expenses so incurred by Secured Party, together with interest thereon at a rate per year equal to two percent (2%) in addition to the Prime Rate.

     15. WAIVER OF DEFENSES. Pledgor irrevocably waives presentment, protest, notice of intent to accelerate, demand, notice of dishonor or default, notice of acceptance of this Agreement, notice of any loans made, extensions granted or

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other action taken in reliance hereon, and all other demands and notices of any kind in connection with this Agreement or the Liabilities.

     16. SECURED PARTY MAY ALSO BE INTERMEDIARY OR TRUSTEE. Pledgor hereby irrevocably waives, releases and forever relinquishes any claim or right of any nature whatsoever based upon the fact that Intermediary or a trustee of any Pledgor or Guarantor which is a trust is or may be Secured Party itself, and hereby irrevocably consents to any such circumstance. The rights and powers of Secured Party shall not in any way be restricted by reason of any such present or future circumstance.

     17. FURTHER ASSURANCES. Pledgor agrees to do (or cause to be done) such further acts and things, and to execute and deliver (or cause to be executed and delivered) such additional conveyances, assignments, agreements, and instruments, as Secured Party may at any time request in connection with the administration or enforcement of this Agreement or related to the Collateral or any part thereof or in order better to assure and confirm unto Secured Party its rights, powers and remedies hereunder.

     18. INVESTMENT DECISIONS. Pledgor agrees that, except for a duty of good faith, Secured Party shall have no duty to Pledgor with regard to decisions which Secured Party may make with regard to purchasing, holding or selling Collateral while the same shall be under Secured Party's control.

     19. NOTICES. All notices, requests and demands to or upon the respective parties hereto shall be deemed to have been given or made five business days after a record has been deposited in the mail, postage prepaid, or one business day after a record has been deposited with a recognized overnight courier, charges prepaid or to be billed to the sender, or on the day of delivery if delivered manually with receipt acknowledged, in each case addressed or delivered if to Secured Party to its banking office indicated above (Attention:
Banking) and if to Pledgor to its address set forth above, or to such other address as may be hereafter designated in writing by the respective parties hereto by a notice in accord with this Section.

     20. MISCELLANEOUS. This Agreement, the Related Documents, and any document or instrument executed in connection herewith or therewith, unless in each case otherwise specifically provided therein: (i) shall be governed by and construed in accordance with the internal law of the State of Illinois, except to the extent if any that the Uniform Commercial Code of the State of Illinois provides for the application of the law of a different State; and (ii) shall be deemed to have been executed in the State of Illinois. This Agreement shall bind Pledgor, its(his)(her) heirs, trustees (including successor and replacement trustees), executors, personal representatives, successors and assigns, as well as all persons and entities who become bound as a Pledgor to this Agreement, and shall inure to the benefit of Secured Party, its successors and assigns, except that neither Pledgor nor any person or entity who or which becomes bound as a Pledgor hereto may transfer or assign any rights or obligations hereunder without the prior written consent of Secured Party. Pledgor agrees to pay upon demand all expenses (including attorneys' fees, legal costs and expenses, and time charges of attorneys who may be employees of Secured Party, in each case whether in or out of court, in original or appellate proceedings or in bankruptcy) incurred or

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paid by Secured Party or any holder hereof in connection with the enforcement or preservation of its rights hereunder, under any Related Document, or under any document or instrument executed in connection herewith or therewith. If there shall be more than one person or entity constituting Pledgor, each of them shall be primarily, jointly and severally liable for all obligations hereunder. This Agreement may be executed in two or more counterparts, and (if there is more than one party) by each party on separate counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     21. WAIVER OF JURY TRIAL, ETC. PLEDGOR AND (BY ITS ACCEPTANCE HEREOF AS PROVIDED BELOW) SECURED PARTY HEREBY IRREVOCABLY AGREE THAT ALL SUITS, ACTIONS OR OTHER PROCEEDINGS WITH RESPECT TO, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED DOCUMENT SHALL BE SUBJECT TO LITIGATION IN COURTS HAVING SITES WITHIN OR JURISDICTION OVER THE STATE OF ILLINOIS AND THE COUNTY IN SUCH STATE WHERE THE ABOVE-INDICATED OFFICE OF SECURED PARTY IS LOCATED. PLEDGOR AND (BY ITS ACCEPTANCE HEREOF AS PROVIDED BELOW) SECURED PARTY HEREBY CONSENT AND SUBMIT TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED IN OR HAVING JURISDICTION OVER SUCH COUNTY AND STATE, AND HEREBY IRREVOCABLY WAIVE ANY RIGHT THEY OR ANY OF THEM MAY HAVE TO REQUEST OR DEMAND TRIAL BY JURY, TO TRANSFER OR CHANGE THE VENUE OF ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ACCORDANCE WITH THIS SECTION, OR TO CLAIM THAT ANY SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NO PARTY HERETO MAY SEEK OR RECOVER PUNITIVE OR CONSEQUENTIAL DAMAGES IN ANY PROCEEDING BROUGHT UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED DOCUMENT.

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To the maximum extent permitted by applicable law, Secured Party is hereby authorized by Pledgor without notice to Pledgor to fill in any blank spaces and dates and strike inapplicable terms herein or in any Related Document to conform to the terms of the transaction and/or understanding evidenced hereby, for which purpose Secured Party shall be deemed to have been granted an irrevocable power of attorney coupled with an interest.


TRI FINANCE INC.

By:      _______________________________
Name:    Barry Bowen
Title:   Treasurer



ACCEPTED:

BANK OF AMERICA, N.A.


By:      _______________________________
Name:    Chris D. Buckner
Title:   Senior Vice President

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                     [FORM TO BE USED BY ALL PLEDGORS OTHER
               THAN TOOTSIE ROLL OF SECURITIES ACCOUNT COLLATERAL]

                                   EXHIBIT B-2
                                   -----------

                                PLEDGE AGREEMENT

                           Dated as of August 27, 2004

     This Pledge Agreement (as modified from time to time, the "Agreement") has been executed by TRI-CAPTIVE INSURANCE COMPANY, INC., an Arizona corporation ("Pledgor"), with an office at 7401 South Cicero Avenue, Chicago, Illinois 60629, in favor of BANK OF AMERICA, N.A., a national banking corporation, as secured party (together with any successor, assign or subsequent holder, "Secured Party"), with a banking office at 231 South LaSalle Street, Chicago, Illinois 60602. Various capitalized terms used in this Agreement have the meanings set forth in the Section of this Agreement entitled "DEFINITIONS."

     WHEREAS, Tootsie Roll Industries, Inc., a Virginia corporation organized under the law of the State of Virginia, with offices at 7401 South Cicero Avenue, Chicago, Illinois 60629 ("Borrower"), pursuant to the terms of the Loan Agreement, as defined herein, desires to borrow from the Bank a term loan in the aggregate amount of up to $155,000,000 and the Secured Party has agreed to make such Loan and Pledgor may, from time to time, obtain other financial accommodations from the Secured Party pursuant thereto; and

     WHEREAS, as a condition to the extension and continuation of credit to Borrower by the Bank, the Bank has required that Pledgor execute and deliver a Guaranty Agreement and Pledge Agreement respectively guarantying obligations under the Loan Agreement and granting a security interest and lien in certain Collateral, as defined herein; and

     WHEREAS, the extension or continued extension of credit, as aforesaid, by the Bank is necessary and desirable to the conduct and operation of the business of the Borrower and Pledgor as a wholly-owned subsidiary of Borrower and will inure to the financial benefit of the Borrower and Pledgor.

     In consideration of Secured Party's extension of new financial accommodations or continuation of existing financial accommodations to Borrower, and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor agrees as follows:

     1. DEFINITIONS.

     (a) As used in this Agreement the following terms shall have the indicated meanings:

          "Collateral" - see Section entitled "PLEDGE."

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          "Collateral Value" has the meaning assigned to such term in the Loan
     Agreement.

          "Constituent Documents" means the articles or certificate of incorporation, by-laws, partnership agreement, certificates of limited partnership, limited liability company operating agreement, limited liability company articles of organization, trust agreement, and all other documents and instruments pertaining to the formation and ongoing existence of any person or entity which is not an individual.

          "Control Agreement" - see Section entitled "CONTROL AGREEMENTS".

          "Deposit" - see Section entitled "PLEDGE."

          "Event of Default" - see Section entitled "EVENTS OF DEFAULT."

          "Funded Debt" has the meaning assigned to such term in the Loan Agreement.

          "Guarantor" shall have the meaning assigned to such term in the Loan Agreement.

          "Guaranty" - see Section entitled "Liabilities."

          "Intermediary" - see Section entitled "PLEDGE."

          "Liabilities" - see Section entitled "LIABILITIES."

          "Listed," as to a security, means traded domestically on any national securities exchange or in the NASDAQ market.

          "Loan Agreement" - see Section entitled Liabilities.

          "Minimum Liquidity Balance" - see Section entitled "CONTRACTUAL MINIMUM LIQUIDITY BALANCE."

          The term "person" includes both individuals and organizations.

          "Prime Rate" shall mean the floating per annum rate of interest publicly announced, from time to time, by the Secured Party as its Prime Rate. The Prime Rate is set by the Secured Party based on various factors, including the Secured Party's costs and desired return, general economic conditions and other factors and is used as a reference point for pricing some loans. The Secured Party prices loans to its customers at, above or below the Prime Rate. Any change in the Prime Rate shall take effect at the opening of business on the day specified in the public announcement of a change in the Prime Rate. The Secured Party shall not be obligated to give notice of any change in the Prime Rate. The Prime Rate shall be computed on

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     the basis of a year consisting of 360 days and shall be paid for the actual number of days elapsed.

          "Related Document(s)" means any note, agreement, guaranty or other document or instrument previously, now or hereafter delivered to Secured Party in connection with the Liabilities or this Agreement. The term "related document," if not initial-capitalized, means a document related to another referenced document.

          "Related Party(ies)" means any Guarantor, any Subsidiary, and to the extent applicable, any general or limited partner, controlling shareholder, joint venturer, member or manager, of Pledgor.

          The term "Secured Party" means the above-indicated Secured Party.

          "Securities Account" - see Section entitled "PLEDGE."

          "Subsidiary" means any corporation, partnership, limited liability company, joint venture, trust, or other legal entity of which Pledgor owns directly or indirectly 50% or more of the outstanding voting stock or interest, or of which Pledgor has effective control, by contract or otherwise.

          "Unmatured Event of Default" means any event or condition that would become an Event of Default with notice or the passage of time or both.

     (b) As used in this Agreement, unless otherwise specified: the term "including" means "including without limitation"; the term "days" means "calendar days"; and terms such as "herein," "hereof" and words of similar import refer to this Agreement as a whole. References herein to partners of a partnership, joint venturers of a joint venture, or members of a limited liability company, mean, respectively, persons or entities owning or holding partnership interests, joint venture interests, or membership interests in such partnership, joint venture or limited liability company. Unless otherwise defined herein, all terms (including those not capitalized) that are defined in the Uniform Commercial Code of Illinois shall have the same meanings herein as in such Code, as such Code may be amended from time to time. Unless the context requires otherwise, wherever used herein the singular shall include the plural and vice versa, and the use of one gender shall also denote the others. Captions herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof; references herein to sections or provisions without reference to the document in which they are contained are references to this Agreement.

     2. PLEDGE. Pledgor hereby assigns, pledges, hypothecates, delivers, sets over and transfers to Secured Party and grants to Secured Party a continuing security interest in, for the benefit of Secured Party (as provided in the Section entitled "Liabilities"), the following, in each case whether certificated or uncertificated, whether now owned or hereafter acquired, wherever located (any or all of such, the "Collateral"):

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          (a) SECURITIES ACCOUNT (ENTIRE). Securities Account No. 26-26-08850
     with The Northern Trust Company ("Northern") (Northern is herein referred to as the "Intermediary"), in the name of Pledgor or such other designation as may be required by the Intermediary, any successor and/or replacement account(s), and any and all securities, security entitlements, financial assets, investment property, commodity contracts, money, instruments, documents, goods, chattel paper, accounts, general intangibles, deposit accounts, partnership and limited liability company interests, certificates of deposit, and other property and rights of any nature now or hereafter held in or constituting part of such account(s) (such account(s) and all successor and replacement accounts collectively, the "Securities Account").

          (b) With respect to any Collateral referred to in (a), but without limiting (a):

               (i) all stock and bond powers, certificates and instruments;

               (ii) all additions, replacements, substitutions, interest, cash and stock dividends, warrants, options, and other rights and amounts paid, accrued, received, receivable, or distributed with respect thereto from time to time,

          (c) Any additional investment property or other property of Pledgor as to which, previously, now or hereafter, possession or control is obtained by Secured Party, whether or not evidenced by a collateral receipt.

          (d) With respect to the foregoing, all products and proceeds thereof, including insurance proceeds and payments under the Securities Investor Protection Act of 1970, as amended.

     3. LIABILITIES.

     The Collateral shall secure the payment and performance of all obligations and liabilities of Pledgor:

          (a) to Secured Party howsoever created, evidenced or arising, whether direct or indirect, absolute or contingent, now due or to become due, or now existing or hereafter arising, joint, several or joint and several, including obligations under or with respect to future advances, including, without limitation, under that Continuing Unconditional Guaranty, dated as of the date hereof, guaranteeing Borrower's obligations under that certain Term Loan made under that Loan Agreement, dated as of August 27, 2004, between the Borrower and the Bank;

          (b) to Secured Party under or in connection with: (i) Related Documents; (ii) any guaranty by Pledgor of any obligations of any other person to Secured Party; and (iii) any expenses (including attorneys' fees, legal costs and expenses, and time charges of attorneys who may be employees of Secured Party, in each case whether in or out of court, in original or appellate proceedings or in bankruptcy) incurred or paid by

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     Secured Party in connection with the enforcement or preservation of its rights hereunder or under any Related Document

(any or all obligations and liabilities described in the foregoing portion of this Section, the "Liabilities"). This Agreement shall continue and remain in effect notwithstanding that at any particular time there may be no Liabilities outstanding.

     4. CONTROL AGREEMENTS. The following additional provisions pertaining to the Intermediary do not limit any of Secured Party's rights or powers under other provisions hereof:

          (a) Pledgor agrees to cause Intermediary to hold the Collateral for Secured Party. Pledgor agrees to execute and deliver, and cause the Intermediary to execute and deliver, to Secured Party a Control Agreement in the form supplied by or otherwise acceptable to Secured Party (the "Control Agreement") as to any Collateral consisting of a Securities Account or specified securities therein. Pledgor agrees to cause Intermediary to comply with its agreements and obligations under the Control Agreement. The Control Agreement shall constitute an agreement among Pledgor, Intermediary and Secured Party.

          (b) Except as otherwise specified herein or in the Control Agreement, Intermediary shall act or not act with respect to the Collateral solely in accord with entitlement orders and instructions (including instructions to sell or otherwise dispose of any Collateral and to deliver any Collateral to Secured Party) given from time to time by Secured Party. Secured Party may exercise any rights and powers hereunder or under the Control Agreement without the consent of Pledgor.

          (c) Pledgor hereby directs and authorizes Intermediary, as agent with respect to a Securities Account or specified securities in a Securities Account, to effect additions, replacements and substitutions of Collateral on behalf of Pledgor. Without limiting any other provision hereof, all such additions, replacements and substitutions shall be conclusively deemed to be "Collateral" hereunder, and Pledgor shall be deemed to have granted a security interest in such items and assigned such items to Secured Party, as more fully provided above. All additions, substitutions and replacements shall be satisfactory to Secured Party in its sole discretion, and (without limiting any other provision hereof or of any Control Agreement) if Secured Party so requests no addition, substitution or replacement may be made except with the prior consent of Secured Party.

     5. CONTRACTUAL MINIMUM LIQUIDITY BALANCE.

     (a) Pledgor agrees to take all steps, including pledging additional Collateral and placing additional assets in any pledged Securities Account, to ensure that the Collateral Value held in the Securities Account, measured monthly, equals or exceeds the "Minimum Liquidity Balance." For purposes of this Agreement "Minimum Liquidity Balance" means, subject to the terms of Section 7.4 of the Loan Agreement, the amount necessary to ensure that the outstanding

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principal balance of the Term Loan, as determined by Secured Party, does not exceed the Collateral Value of Collateral held in the Securities Account pledged hereunder.

     (b) As a matter of clarification, the provisions of this Section shall in no manner limit or alter the collateral pledged under the Section hereof entitled "PLEDGE."

     6. SECURITIES ACCOUNT WITHDRAWALS.

     Upon Pledgor's request Secured Party shall direct the Intermediary issuing the Securities Account to permit withdrawals from the Securities Account so long as after any such withdrawal Pledgor will be in compliance with any "Minimum Liquidity Balance" requirement set forth in this Agreement and no Event of Default or Unmatured Event of Default will have occurred and be continuing.

     7. REPRESENTATIONS AND WARRANTIES.

     (a) Pledgor hereby represents and warrants to Secured Party that:

          (i) Pledgor's exact legal name is as set forth in the heading to this Agreement. Pledgor's type of organization, jurisdiction of organization or formation, and organizational identification number are as set forth in the preamble to this Agreement; and Pledgor's place of business or, if Pledgor has more than one place of business, Pledgor's chief executive office is located at the address set forth above; and Pledgor has never been organized or formed in any jurisdiction other than the jurisdiction set forth in the preamble to this Agreement. All Collateral is located in one of the fifty states of the United States of America. Further, except as and if specifically disclosed by Pledgor to Secured Party IN WRITING prior to the execution of this Agreement, during the five (5) years and six months prior to the date of this Agreement:

               (A) Pledgor has not been known by any legal name different from the one set forth in the heading of this Agreement nor has Pledgor been the subject of any merger, consolidation, or other corporate or organizational reorganization.

               (B) Pledgor's place of business or, if Pledgor has more than one place of business, Pledgor's chief executive office has been at Pledgor's address set forth above.

          (ii) Pledgor and any Subsidiary are validly existing and in good standing under the laws of their state of organization or formation, and are duly qualified, in good standing and authorized to do business in each jurisdiction where failure to do so might have a material adverse impact on the assets, condition or prospects of Pledgor. The execution, delivery and performance of this Agreement and all Related Documents are within Pledgor's powers and have been authorized by all necessary action required by law and Pledgor's Constituent Documents.

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          (iii) The execution, delivery and performance of this Agreement and all Related Documents have received any and all necessary governmental approval, and do not and will not contravene or conflict with any provision of law, any Constituent Document or any agreement affecting Pledgor or its property.

          (iv) There has been no material adverse change in the business, condition, properties, assets, operations or prospects of Pledgor or any Related Party since the date of the latest financial statements provided by or on behalf of Pledgor or any Related Party to Secured Party.

          (v) No financing statement, mortgage, notice of judgment, or any similar instrument (unless filed on behalf of Secured Party) covering any of the Collateral is on file in any public office.

          (vi) Pledgor is the lawful owner of and has rights in or power to transfer all Collateral, free and clear of all liens, pledges, charges, mortgages, and claims other than any in favor of Secured Party, except liens for current taxes not delinquent.

          (vii) Pledgor has filed or caused to be filed all federal, state, and local tax returns that are required to be filed, and has paid or has caused to be paid all of its taxes, including any taxes shown on such returns or on any assessment received by it, to the extent that such taxes have become due.

          (viii) Except for federal and state securities laws generally applicable to the sale, transfer or redemption of marketable securities which are held by members of the general public, sale, transfer and redemption of the Collateral by Secured Party: (A) are not prohibited or regulated by any federal or state law or regulation or any agreement binding upon Pledgor, including any Constituent Document; and (B) require no registration or filing with, or consent or approval of, any governmental body, regulatory authority or securities exchange.

          (ix) Pledgor has not acquired any Collateral in a transaction not involving a public offering within the meaning of applicable federal and state securities laws. Pledgor is not an executive officer, director or other "affiliate" (as contemplated by Rules 144 and 145 of the Federal Securities and Exchange Commission) of any issuer of any Collateral.

          (x) The Collateral is duly and validly authorized and issued, non-assessable, fully paid and paid for, and outstanding.

          (xi) No portion of the Collateral shall consist of "margin stock" as that term is defined in Federal Reserve Board of Governors Regulation U.

     (b) The request or application for any Liabilities by Pledgor shall be a representation and warranty by Pledgor as of the date of such request or application that: (i) no Event of Default or Unmatured Event of Default has occurred and is continuing as of such date; and (ii) Pledgor's representations

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and warranties herein and in any Related Document are true and correct as of such date as though made on such date.

     9. DEPOSITORIES; SUB-AGENTS AND NOMINEES.

     (a) Without limiting any other provision hereof, Secured Party may at its option from time to time transfer, or cause any Intermediary to transfer, the Collateral into a "pledge position" at any depository now or hereafter holding the Collateral, and do or cause to be done, execute (or cause to be executed) such other documents, and take (or cause to be taken) such other actions as Secured Party may deem necessary or appropriate in connection therewith.

     (b) Secured Party shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of any certificates or instruments representing or evidencing the Collateral, which may be held (in the discretion of Secured Party) in the name of Secured Party or any nominee or nominees of Secured Party or a sub-agent appointed by Secured Party. In addition, Secured Party shall at all times have the right to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations for any purpose consistent with its performance of this Agreement.

     (c) For the better perfection of Secured Party's rights in and to the Collateral and to facilitate implementation of such rights, Pledgor shall, upon written request of Secured Party, cause all the certificates, notes, documents and other instruments evidencing, representing or otherwise comprising the Collateral to be registered or otherwise put into the name of Secured Party or a nominee or nominees of Secured Party.

     (d) Pledgor hereby consents and agrees that the issuers of, or any depository, registrar, transfer agent or similar party for any of, the Collateral shall be entitled to accept the provisions hereof as conclusive evidence of the right of Secured Party to effect any transfer pursuant hereto, notwithstanding any notice or direction to the contrary heretofore or hereafter given by Pledgor or any other person to any such issuer or any such depository, registrar, transfer agent or similar party.

     10. VOTING & MISCELLANEOUS RIGHTS. Unless an Event of Default has occurred and is continuing, Pledgor may exercise any and all voting rights with respect to the Collateral. If an Event of Default has occurred and is continuing, Secured Party (and only Secured Party) may exercise any and all such rights. Any other rights (i.e., other than voting rights) with respect to the Collateral may be exercised by, and only by, Secured Party.

     11. GENERAL COVENANTS. Pledgor agrees that so long as this Agreement remains in effect, it will:

     (a) NOTIFY SECURED PARTY IN WRITING AT LEAST SIXTY (60) DAYS IN ADVANCE OF:

          (i) ANY CHANGE WHATSOEVER IN THE NAME OF PLEDGOR;

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          (ii) THE STATE OR JURISDICTION IN WHICH PLEDGOR IS ORGANIZED OR
     FORMED;

          (iii) ANY NEW NAMES UNDER WHICH PLEDGOR INTENDS TO DO BUSINESS; OR

          (iv) ANY NEW ADDRESSES AT OR FROM WHICH PLEDGOR INTENDS TO DO BUSINESS OR TO KEEP COLLATERAL OF ANY KIND.

Pledgor shall in any event keep all Collateral within one or more states of the United States of America.

     (b) Promptly deliver any cash, securities or other property received with respect to the Collateral, whether as proceeds of the disposition thereof, dividends with respect thereto, or otherwise, to be held by Secured Party as Collateral. NOTWITHSTANDING THE FOREGOING, UNLESS AN EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING, PLEDGOR MAY CONTINUE TO RECEIVE AND RETAIN INTEREST AND REGULAR CASH DIVIDENDS ON THE COLLATERAL.

     (c) Defend the Collateral against the claims and demands of all persons other than Secured Party and promptly pay all taxes, assessments, and charges upon the Collateral. Pledgor agrees not to sign, file, or authenticate, or authorize or permit the signing, filing or authentication of, any financing statements or other documents creating or perfecting a lien upon or security interest in any of the Collateral except in favor of Secured Party, or otherwise create, suffer, or permit to exist any liens or security interests upon any Collateral other than in favor of Secured Party, except tax liens, provided that such liens are removed before related taxes become delinquent.

     (d) Sign, file, authenticate, and authorize the signing, filing and authenticating of, such financing statements and other documents (and pay the cost of filing and recording the same in all public offices deemed necessary by Secured Party), and do such other acts, as Secured Party may request to establish and maintain a valid and perfected security interest in the Collateral free and clear of all other liens and claims, except tax liens, provided that such liens are removed before related taxes become delinquent.

     (e) Keep at its address for notices set forth above its records concerning the Collateral, which records shall be of such character as will enable Secured Party to determine at any time the status of the Collateral; and permit Secured Party from time to time to inspect, audit, and make copies of, and extracts from, all records and all other papers in the possession or control of Pledgor pertaining to the Collateral.

     (f) Provide to Secured Party from time to time such financial statements of and other information concerning the Collateral, Pledgor, and any Related Party as Secured Party shall reasonably request.

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     (g) Except if and to the extent specifically permitted by this Agreement, not sell, transfer, lease, grant a license or option or similar right with respect to, or otherwise dispose of, or agree to dispose of, any Collateral.

     12. EVENTS OF DEFAULT. The occurrence or continuance of any of the following shall constitute an "Event of Default":

          (a) any default, event of default, or similar event shall occur or continue under the Loan Agreement or any Related Document, and shall continue beyond any applicable notice, grace or cure period set forth in the Loan Agreement or such Related Document; or

          (b) this Agreement or any Related Document, including any guaranty of or pledge of collateral security for the Liabilities, shall be repudiated or shall become unenforceable or incapable of performance in accord with its terms; or

     13. DEFAULT REMEDIES.

          (a) Notwithstanding any provision of any document or instrument evidencing or relating to any Liability: (i) upon the occurrence and during the continuance of any Event of Default specified in subsections (a)-(b) of the Section entitled "EVENTS OF DEFAULT," Secured Party at its option may declare the Liabilities immediately due and payable without notice or demand of any kind. Upon the occurrence and during the continuance of any Event of Default, Secured Party may exercise any rights and remedies under this Agreement, any Related Document or other document or instrument (including any Related Document evidencing Liabilities or pertaining to Collateral), and at law or in equity.

          (b) If any Event of Default shall have occurred and be continuing, then, in addition to having the right to exercise any rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in Illinois and any State in which any Collateral is located, Secured Party may, in its sole discretion:

               (i) without being required to give any prior notice to Pledgor apply the cash (if any) then held by it hereunder toward the Liabilities in such order as Secured Party shall determine in its sole discretion; and

               (ii) if there shall be no such cash or the cash so applied shall be insufficient to pay all obligations in full, sell the Collateral, or any part thereof, at any public or private sale, for cash, upon credit or for future delivery, as Secured Party shall deem appropriate, provided, however, that Pledgor shall be credited with proceeds thereof only when the proceeds are actually received in cash by Secured Party, and such sale shall be deemed commercially reasonable. Secured Party shall be authorized at any such sale (to the extent it deems it advisable to do so, in its sole discretion) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral then being

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          sold for their own account for investment and not with a view to the distribution or resale thereof, and upon consummation of any such sale Secured Party shall have the right to assign, transfer and deliver to the purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor. Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Secured Party has no obligation to marshal Collateral or to clean up or otherwise prepare Collateral for sale, and may specifically disclaim any warranties as to the Collateral, including those of title, merchantability, and fitness for a particular purpose. Secured Party may comply with any applicable local, state or federal law requirements in connection with a disposition of Collateral, and compliance will not be considered adversely to affect the commercial reasonableness of any sale of Collateral. Pledgor grants to Secured Party the right to enter into or on any premises where Collateral may be located for the purposes of exercising any remedies upon the occurrence of an Event of Default. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral if it takes such action for that purpose as Pledgor requests in writing, but failure to do so shall not be deemed a failure to exercise ordinary care; no failure of Secured Party to preserve or protect any right with respect to Collateral against prior parties, or to do any act with respect to preservation of Collateral not so requested by Pledgor, shall be deemed of itself a failure to exercise reasonable care in the custody or preservation of Collateral. To the extent that notice of sale shall be required to be given by law, Secured Party shall give Pledgor at least ten days' written notice of any such public sale or the date after which any such private sale or sales will be held. Secured Party shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the sale price is paid by the purchaser thereof, but Secured Party shall not incur any liability in case any such purchaser shall fail to take up and pay for the Collateral so sold; in the case of any such failure, such Collateral may be sold again upon like notice. As an alternative to exercising the power of sale herein conferred upon it, Secured Party may proceed by a suit at law or in equity to foreclose this Agreement and to sell the Collateral, or any portion thereof, pursuant to a judgment or decree of a court of competent jurisdiction. Except as and if otherwise required by law, any proceeds of the Collateral sold or disposed of pursuant hereto shall be applied toward the Liabilities in such order as Secured Party shall determine in its sole discretion. Any balance remaining shall be returned to Pledgor.

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               (c) Secured Party may, by written notice to Pledgor, at any time and from time to time, waive any Event of Default or Unmatured Event of Default, which shall be for such period and subject to such conditions as shall be specified in any such notice. In the case of any such waiver, Secured Party and Pledgor shall be restored to their former position and rights hereunder, and any Event of Default or Unmatured Event of Default so waived shall be deemed to be cured and not continuing; but no such waiver shall extend to or impair any subsequent or other Event of Default or Unmatured Event of Default. No failure to exercise, and no delay in exercising, on the part of Secured Party of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of Secured Party herein provided are cumulative and not exclusive of any rights or remedies provided by law.

     14. RIGHTS OF SECURED PARTY. Without limiting any other rights Secured Party has under the law, Secured Party may, from time to time, at its option (but shall have no duty to):

          (a) perform any agreement of Pledgor hereunder that Pledgor shall have failed to perform;

          (b) take any other action which Secured Party deems necessary or desirable for the preservation of the Collateral or Secured Party's interest therein and the carrying out of this Agreement, including: (i) any action to collect or realize upon the Collateral; (ii) the discharge of taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral; (iii) the discharge or keeping current of any obligation of Pledgor having effect on the Collateral; (iv) receiving, endorsing and collecting all checks and other orders for the payment of money made payable to Pledgor representing any dividend, interest payment or other distribution payable or distributable in respect of the Collateral or any part thereof, and giving full discharge for the same; and (v) causing any person or entity having possession of any Collateral to acknowledge that such person or entity holds such Collateral for the benefit of Secured Party; and

          (c) sign, file, authenticate, and authorize the signing, filing and authentication of, such financing statements and other documents respecting any right of Secured Party in the Collateral, in any and all jurisdictions as Secured Party shall determine in its discretion.

Pledgor hereby appoints Secured Party as Pledgor's attorney in fact, which appointment is and shall be deemed to be irrevocable and coupled with an interest, for purposes of performing acts and signing and delivering any agreement, document, or instrument, on behalf of Pledgor in accordance with this Section. Pledgor immediately will reimburse Secured Party for all expenses so incurred by Secured Party, together with interest thereon at a rate per year equal to two percent (2%) in addition to the Prime Rate.

     15. WAIVER OF DEFENSES. Pledgor irrevocably waives presentment, protest, notice of intent to accelerate, demand, notice of dishonor or default, notice of acceptance of this Agreement, notice of any loans made, extensions granted or

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other action taken in reliance hereon, and all other demands and notices of any kind in connection with this Agreement or the Liabilities.

     16. SECURED PARTY MAY ALSO BE INTERMEDIARY OR TRUSTEE. Pledgor hereby irrevocably waives, releases and forever relinquishes any claim or right of any nature whatsoever based upon the fact that Intermediary or a trustee of any Pledgor or Guarantor which is a trust is or may be Secured Party itself, and hereby irrevocably consents to any such circumstance. The rights and powers of Secured Party shall not in any way be restricted by reason of any such present or future circumstance.

     17. FURTHER ASSURANCES. Pledgor agrees to do (or cause to be done) such further acts and things, and to execute and deliver (or cause to be executed and delivered) such additional conveyances, assignments, agreements, and instruments, as Secured Party may at any time request in connection with the administration or enforcement of this Agreement or related to the Collateral or any part thereof or in order better to assure and confirm unto Secured Party its rights, powers and remedies hereunder.

     18. INVESTMENT DECISIONS. Pledgor agrees that, except for a duty of good faith, Secured Party shall have no duty to Pledgor with regard to decisions which Secured Party may make with regard to purchasing, holding or selling Collateral while the same shall be under Secured Party's control.

     19. NOTICES. All notices, requests and demands to or upon the respective parties hereto shall be deemed to have been given or made five business days after a record has been deposited in the mail, postage prepaid, or one business day after a record has been deposited with a recognized overnight courier, charges prepaid or to be billed to the sender, or on the day of delivery if delivered manually with receipt acknowledged, in each case addressed or delivered if to Secured Party to its banking office indicated above (Attention:
Banking) and if to Pledgor to its address set forth above, or to such other address as may be hereafter designated in writing by the respective parties hereto by a notice in accord with this Section.

     20. MISCELLANEOUS. This Agreement, the Related Documents, and any document or instrument executed in connection herewith or therewith, unless in each case otherwise specifically provided therein: (i) shall be governed by and construed in accordance with the internal law of the State of Illinois, except to the extent if any that the Uniform Commercial Code of the State of Illinois provides for the application of the law of a different State; and (ii) shall be deemed to have been executed in the State of Illinois. This Agreement shall bind Pledgor, its(his)(her) heirs, trustees (including successor and replacement trustees), executors, personal representatives, successors and assigns, as well as all persons and entities who become bound as a Pledgor to this Agreement, and shall inure to the benefit of Secured Party, its successors and assigns, except that neither Pledgor nor any person or entity who or which becomes bound as a Pledgor hereto may transfer or assign any rights or obligations hereunder without the prior written consent of Secured Party. Pledgor agrees to pay upon demand all expenses (including attorneys' fees, legal costs and expenses, and time charges of attorneys who may be employees of Secured Party, in each case whether in or out of court, in original or appellate proceedings or in bankruptcy) incurred or

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paid by Secured Party or any holder hereof in connection with the enforcement or preservation of its rights hereunder, under any Related Document, or under any document or instrument executed in connection herewith or therewith. If there shall be more than one person or entity constituting Pledgor, each of them shall be primarily, jointly and severally liable for all obligations hereunder. This Agreement may be executed in two or more counterparts, and (if there is more than one party) by each party on separate counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     21. WAIVER OF JURY TRIAL, ETC. PLEDGOR AND (BY ITS ACCEPTANCE HEREOF AS PROVIDED BELOW) SECURED PARTY HEREBY IRREVOCABLY AGREE THAT ALL SUITS, ACTIONS OR OTHER PROCEEDINGS WITH RESPECT TO, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED DOCUMENT SHALL BE SUBJECT TO LITIGATION IN COURTS HAVING SITES WITHIN OR JURISDICTION OVER THE STATE OF ILLINOIS AND THE COUNTY IN SUCH STATE WHERE THE ABOVE-INDICATED OFFICE OF SECURED PARTY IS LOCATED. PLEDGOR AND (BY ITS ACCEPTANCE HEREOF AS PROVIDED BELOW) SECURED PARTY HEREBY CONSENT AND SUBMIT TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED IN OR HAVING JURISDICTION OVER SUCH COUNTY AND STATE, AND HEREBY IRREVOCABLY WAIVE ANY RIGHT THEY OR ANY OF THEM MAY HAVE TO REQUEST OR DEMAND TRIAL BY JURY, TO TRANSFER OR CHANGE THE VENUE OF ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ACCORDANCE WITH THIS SECTION, OR TO CLAIM THAT ANY SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NO PARTY HERETO MAY SEEK OR RECOVER PUNITIVE OR CONSEQUENTIAL DAMAGES IN ANY PROCEEDING BROUGHT UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED DOCUMENT.

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To the maximum extent permitted by applicable law, Secured Party is hereby authorized by Pledgor without notice to Pledgor to fill in any blank spaces and dates and strike inapplicable terms herein or in any Related Document to conform to the terms of the transaction and/or understanding evidenced hereby, for which purpose Secured Party shall be deemed to have been granted an irrevocable power of attorney coupled with an interest.


TRI-CAPTIVE INSURANCE COMPANY, INC.



By:      _______________________________
Name:    Barry Bowen
Title:   Treasurer



ACCEPTED:

BANK OF AMERICA, N.A.


By:      _______________________________
Name:    Chris D. Buckner
Title:   Senior Vice President

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                     [FORM TO BE USED BY ALL PLEDGORS OTHER
               THAN TOOTSIE ROLL OF SECURITIES ACCOUNT COLLATERAL]

                                   EXHIBIT B-2
                                   -----------

                                PLEDGE AGREEMENT

                           Dated as of August 27, 2004

     This Pledge Agreement (as modified from time to time, the "Agreement") has been executed by TRI-MASS INC., a Massachusetts corporation ("Pledgor"), with an office at 7401 South Cicero Avenue, Chicago, Illinois 60629, in favor of BANK OF AMERICA, N.A., a national banking corporation, as secured party (together with any successor, assign or subsequent holder, "Secured Party"), with a banking office at 231 South LaSalle Street, Chicago, Illinois 60602. Various capitalized terms used in this Agreement have the meanings set forth in the Section of this Agreement entitled "DEFINITIONS."

     WHEREAS, Tootsie Roll Industries, Inc., a Virginia corporation organized under the law of the State of Virginia, with offices at 7401 South Cicero Avenue, Chicago, Illinois 60629 ("Borrower"), pursuant to the terms of the Loan Agreement, as defined herein, desires to borrow from the Bank a term loan in the aggregate amount of up to $155,000,000 and the Secured Party has agreed to make such Loan and Pledgor may, from time to time, obtain other financial accommodations from the Secured Party pursuant thereto; and

     WHEREAS, as a condition to the extension and continuation of credit to Borrower by the Bank, the Bank has required that Pledgor execute and deliver a Guaranty Agreement and Pledge Agreement respectively guarantying obligations under the Loan Agreement and granting a security interest and lien in certain Collateral, as defined herein; and

     WHEREAS, the extension or continued extension of credit, as aforesaid, by the Bank is necessary and desirable to the conduct and operation of the business of the Borrower and Pledgor as a wholly-owned subsidiary of Borrower and will inure to the financial benefit of the Borrower and Pledgor.

     In consideration of Secured Party's extension of new financial accommodations or continuation of existing financial accommodations to Borrower, and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor agrees as follows:

     1. DEFINITIONS.

     (a) As used in this Agreement the following terms shall have the indicated meanings:

          "Collateral" - see Section entitled "PLEDGE."

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          "Collateral Value" has the meaning assigned to such term in the Loan
     Agreement.

          "Constituent Documents" means the articles or certificate of incorporation, by-laws, partnership agreement, certificates of limited partnership, limited liability company operating agreement, limited liability company articles of organization, trust agreement, and all other documents and instruments pertaining to the formation and ongoing existence of any person or entity which is not an individual.

          "Control Agreement" - see Section entitled "CONTROL AGREEMENTS".

          "Deposit" - see Section entitled "PLEDGE."

          "Event of Default" - see Section entitled "EVENTS OF DEFAULT."

          "Funded Debt" has the meaning assigned to such term in the Loan Agreement.

          "Guarantor" shall have the meaning assigned to such term in the Loan Agreement.

          "Guaranty" - see Section entitled "Liabilities."

          "Intermediary" - see Section entitled "PLEDGE."

          "Liabilities" - see Section entitled "LIABILITIES."

          "Listed," as to a security, means traded domestically on any national securities exchange or in the NASDAQ market.

          "Loan Agreement" - see Section entitled Liabilities.

          "Minimum Liquidity Balance" - see Section entitled "CONTRACTUAL MINIMUM LIQUIDITY BALANCE."

          The term "person" includes both individuals and organizations.

          "Prime Rate" shall mean the floating per annum rate of interest publicly announced, from time to time, by the Secured Party as its Prime Rate. The Prime Rate is set by the Secured Party based on various factors, including the Secured Party's costs and desired return, general economic conditions and other factors and is used as a reference point for pricing some loans. The Secured Party prices loans to its customers at, above or below the Prime Rate. Any change in the Prime Rate shall take effect at the opening of business on the day specified in the public announcement of a change in the Prime Rate. The Secured Party shall not be obligated to give

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     notice of any change in the Prime Rate. The Prime Rate shall be computed on the basis of a year consisting of 360 days and shall be paid for the actual number of days elapsed.

          "Related Document(s)" means any note, agreement, guaranty or other document or instrument previously, now or hereafter delivered to Secured Party in connection with the Liabilities or this Agreement. The term "related document," if not initial-capitalized, means a document related to another referenced document.

          "Related Party(ies)" means any Guarantor, any Subsidiary, and to the extent applicable, any general or limited partner, controlling shareholder, joint venturer, member or manager, of Pledgor.

          The term "Secured Party" means the above-indicated Secured Party.

          "Securities Account" - see Section entitled "PLEDGE."

          "Subsidiary" means any corporation, partnership, limited liability company, joint venture, trust, or other legal entity of which Pledgor owns directly or indirectly 50% or more of the outstanding voting stock or interest, or of which Pledgor has effective control, by contract or otherwise.

          "Unmatured Event of Default" means any event or condition that would become an Event of Default with notice or the passage of time or both.

     (b) As used in this Agreement, unless otherwise specified: the term "including" means "including without limitation"; the term "days" means "calendar days"; and terms such as "herein," "hereof" and words of similar import refer to this Agreement as a whole. References herein to partners of a partnership, joint venturers of a joint venture, or members of a limited liability company, mean, respectively, persons or entities owning or holding partnership interests, joint venture interests, or membership interests in such partnership, joint venture or limited liability company. Unless otherwise defined herein, all terms (including those not capitalized) that are defined in the Uniform Commercial Code of Illinois shall have the same meanings herein as in such Code, as such Code may be amended from time to time. Unless the context requires otherwise, wherever used herein the singular shall include the plural and vice versa, and the use of one gender shall also denote the others. Captions herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof; references herein to sections or provisions without reference to the document in which they are contained are references to this Agreement.

     2. PLEDGE. Pledgor hereby assigns, pledges, hypothecates, delivers, sets over and transfers to Secured Party and grants to Secured Party a continuing security interest in, for the benefit of Secured Party (as provided in the Section entitled "Liabilities"), the following, in each case whether certificated or uncertificated, whether now owned or hereafter acquired, wherever located (any or all of such, the "Collateral"):

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          (a) SECURITIES ACCOUNT (ENTIRE). Securities Account No. 818-07P17 with
     Merrill Lynch Pierce Fenner & Smith ("Merrill") and Securities Account No. 26-38895 with The Northern Trust Company ("Northern") (Merrill and Northern are herein collectively referred to as the "Intermediary"), in the name of Pledgor or such other designation as may be required by the Intermediary, any successor and/or replacement account(s), and any and all securities, security entitlements, financial assets, investment property, commodity contracts, money, instruments, documents, goods, chattel paper, accounts, general intangibles, deposit accounts, partnership and limited liability company interests, certificates of deposit, and other property and rights of any nature now or hereafter held in or constituting part of such account(s) (such account(s) and all successor and replacement accounts collectively, the "Securities Account").

          (b) With respect to any Collateral referred to in (a), but without limiting (a):

               (i) all stock and bond powers, certificates and instruments;

               (ii) all additions, replacements, substitutions, interest, cash and stock dividends, warrants, options, and other rights and amounts paid, accrued, received, receivable, or distributed with respect thereto from time to time,

          (c) Any additional investment property or other property of Pledgor as to which, previously, now or hereafter, possession or control is obtained by Secured Party, whether or not evidenced by a collateral receipt.

          (d) With respect to the foregoing, all products and proceeds thereof, including insurance proceeds and payments under the Securities Investor Protection Act of 1970, as amended.

     3. LIABILITIES.

     The Collateral shall secure the payment and performance of all obligations and liabilities of Pledgor:

          (a) to Secured Party howsoever created, evidenced or arising, whether direct or indirect, absolute or contingent, now due or to become due, or now existing or hereafter arising, joint, several or joint and several, including obligations under or with respect to future advances, including, without limitation, under that Continuing Unconditional Guaranty, dated as of the date hereof, guaranteeing Borrower's obligations under that certain Term Loan made under that Loan Agreement, dated as of August 27, 2004, between the Borrower and the Bank;

          (b) to Secured Party under or in connection with: (i) Related Documents; (ii) any guaranty by Pledgor of any obligations of any other person to Secured Party; and (iii) any expenses (including attorneys' fees, legal costs and expenses, and time charges of attorneys who may be employees of Secured Party, in each case whether in or out of court, in

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     original or appellate proceedings or in bankruptcy) incurred or paid by
     Secured Party in connection with the enforcement or preservation of its rights hereunder or under any Related Document

(any or all obligations and liabilities described in the foregoing portion of this Section, the "Liabilities"). This Agreement shall continue and remain in effect notwithstanding that at any particular time there may be no Liabilities outstanding.

     4. CONTROL AGREEMENTS. The following additional provisions pertaining to the Intermediary do not limit any of Secured Party's rights or powers under other provisions hereof:

          (a) Pledgor agrees to cause Intermediary to hold the Collateral for Secured Party. Pledgor agrees to execute and deliver, and cause the Intermediary to execute and deliver, to Secured Party a Control Agreement in the form supplied by or otherwise acceptable to Secured Party (the "Control Agreement") as to any Collateral consisting of a Securities Account or specified securities therein. Pledgor agrees to cause Intermediary to comply with its agreements and obligations under the Control Agreement. The Control Agreement shall constitute an agreement among Pledgor, Intermediary and Secured Party.

          (b) Except as otherwise specified herein or in the Control Agreement, Intermediary shall act or not act with respect to the Collateral solely in accord with entitlement orders and instructions (including instructions to sell or otherwise dispose of any Collateral and to deliver any Collateral to Secured Party) given from time to time by Secured Party. Secured Party may exercise any rights and powers hereunder or under the Control Agreement without the consent of Pledgor.

          (c) Pledgor hereby directs and authorizes Intermediary, as agent with respect to a Securities Account or specified securities in a Securities Account, to effect additions, replacements and substitutions of Collateral on behalf of Pledgor. Without limiting any other provision hereof, all such additions, replacements and substitutions shall be conclusively deemed to be "Collateral" hereunder, and Pledgor shall be deemed to have granted a security interest in such items and assigned such items to Secured Party, as more fully provided above. All additions, substitutions and replacements shall be satisfactory to Secured Party in its sole discretion, and (without limiting any other provision hereof or of any Control Agreement) if Secured Party so requests no addition, substitution or replacement may be made except with the prior consent of Secured Party.

     5. CONTRACTUAL MINIMUM LIQUIDITY BALANCE.

     (a) Pledgor agrees to take all steps, including pledging additional Collateral and placing additional assets in any pledged Securities Account, to ensure that the Collateral Value held in the Securities Account, measured monthly, equals or exceeds the "Minimum Liquidity Balance." For purposes of this Agreement "Minimum Liquidity Balance" means, subject to the terms of Section 7.4 of the Loan Agreement, the amount necessary to ensure that the outstanding

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principal balance of the Term Loan, as determined by Secured Party, does not exceed the Collateral Value of Collateral held in the Securities Account pledged hereunder.

     (b) As a matter of clarification, the provisions of this Section shall in no manner limit or alter the collateral pledged under the Section hereof entitled "PLEDGE."

     6. SECURITIES ACCOUNT WITHDRAWALS.

     Upon Pledgor's request Secured Party shall direct the Intermediary issuing the Securities Account to permit withdrawals from the Securities Account so long as after any such withdrawal Pledgor will be in compliance with any "Minimum Liquidity Balance" requirement set forth in this Agreement and no Event of Default or Unmatured Event of Default will have occurred and be continuing.

     7. REPRESENTATIONS AND WARRANTIES.

     (a) Pledgor hereby represents and warrants to Secured Party that:

          (i) Pledgor's exact legal name is as set forth in the heading to this Agreement. Pledgor's type of organization, jurisdiction of organization or formation, and organizational identification number are as set forth in the preamble to this Agreement; and Pledgor's place of business or, if Pledgor has more than one place of business, Pledgor's chief executive office is located at the address set forth above; and Pledgor has never been organized or formed in any jurisdiction other than the jurisdiction set forth in the preamble to this Agreement. All Collateral is located in one of the fifty states of the United States of America. Further, except as and if specifically disclosed by Pledgor to Secured Party IN WRITING prior to the execution of this Agreement, during the five (5) years and six months prior to the date of this Agreement:

               (A) Pledgor has not been known by any legal name different from the one set forth in the heading of this Agreement nor has Pledgor been the subject of any merger, consolidation, or other corporate or organizational reorganization.

               (B) Pledgor's place of business or, if Pledgor has more than one place of business, Pledgor's chief executive office has been at Pledgor's address set forth above.

          (ii) Pledgor and any Subsidiary are validly existing and in good standing under the laws of their state of organization or formation, and are duly qualified, in good standing and authorized to do business in each jurisdiction where failure to do so might have a material adverse impact on the assets, condition or prospects of Pledgor. The execution, delivery and performance of this Agreement and all Related Documents are within Pledgor's powers and have been authorized by all necessary action required by law and Pledgor's Constituent Documents.

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          (iii) The execution, delivery and performance of this Agreement and all Related Documents have received any and all necessary governmental approval, and do not and will not contravene or conflict with any provision of law, any Constituent Document or any agreement affecting Pledgor or its property.

          (iv) There has been no material adverse change in the business, condition, properties, assets, operations or prospects of Pledgor or any Related Party since the date of the latest financial statements provided by or on behalf of Pledgor or any Related Party to Secured Party.

          (v) No financing statement, mortgage, notice of judgment, or any similar instrument (unless filed on behalf of Secured Party) covering any of the Collateral is on file in any public office.

          (vi) Pledgor is the lawful owner of and has rights in or power to transfer all Collateral, free and clear of all liens, pledges, charges, mortgages, and claims other than any in favor of Secured Party, except liens for current taxes not delinquent.

          (vii) Pledgor has filed or caused to be filed all federal, state, and local tax returns that are required to be filed, and has paid or has caused to be paid all of its taxes, including any taxes shown on such returns or on any assessment received by it, to the extent that such taxes have become due.

          (viii) Except for federal and state securities laws generally applicable to the sale, transfer or redemption of marketable securities which are held by members of the general public, sale, transfer and redemption of the Collateral by Secured Party: (A) are not prohibited or regulated by any federal or state law or regulation or any agreement binding upon Pledgor, including any Constituent Document; and (B) require no registration or filing with, or consent or approval of, any governmental body, regulatory authority or securities exchange.

          (ix) Pledgor has not acquired any Collateral in a transaction not involving a public offering within the meaning of applicable federal and state securities laws. Pledgor is not an executive officer, director or other "affiliate" (as contemplated by Rules 144 and 145 of the Federal Securities and Exchange Commission) of any issuer of any Collateral.

          (x) The Collateral is duly and validly authorized and issued, non-assessable, fully paid and paid for, and outstanding.

          (xi) No portion of the Collateral shall consist of "margin stock" as that term is defined in Federal Reserve Board of Governors Regulation U.

     (b) The request or application for any Liabilities by Pledgor shall be a representation and warranty by Pledgor as of the date of such request or application that: (i) no Event of Default or Unmatured Event of Default has occurred and is continuing as of such date; and (ii) Pledgor's representations

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and warranties herein and in any Related Document are true and correct as of such date as though made on such date.

     9. DEPOSITORIES; SUB-AGENTS AND NOMINEES.

     (a) Without limiting any other provision hereof, Secured Party may at its option from time to time transfer, or cause any Intermediary to transfer, the Collateral into a "pledge position" at any depository now or hereafter holding the Collateral, and do or cause to be done, execute (or cause to be executed) such other documents, and take (or cause to be taken) such other actions as Secured Party may deem necessary or appropriate in connection therewith.

     (b) Secured Party shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of any certificates or instruments representing or evidencing the Collateral, which may be held (in the discretion of Secured Party) in the name of Secured Party or any nominee or nominees of Secured Party or a sub-agent appointed by Secured Party. In addition, Secured Party shall at all times have the right to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations for any purpose consistent with its performance of this Agreement.

     (c) For the better perfection of Secured Party's rights in and to the Collateral and to facilitate implementation of such rights, Pledgor shall, upon written request of Secured Party, cause all the certificates, notes, documents and other instruments evidencing, representing or otherwise comprising the Collateral to be registered or otherwise put into the name of Secured Party or a nominee or nominees of Secured Party.

     (d) Pledgor hereby consents and agrees that the issuers of, or any depository, registrar, transfer agent or similar party for any of, the Collateral shall be entitled to accept the provisions hereof as conclusive evidence of the right of Secured Party to effect any transfer pursuant hereto, notwithstanding any notice or direction to the contrary heretofore or hereafter given by Pledgor or any other person to any such issuer or any such depository, registrar, transfer agent or similar party.

     10. VOTING & MISCELLANEOUS RIGHTS. Unless an Event of Default has occurred and is continuing, Pledgor may exercise any and all voting rights with respect to the Collateral. If an Event of Default has occurred and is continuing, Secured Party (and only Secured Party) may exercise any and all such rights. Any other rights (i.e., other than voting rights) with respect to the Collateral may be exercised by, and only by, Secured Party.

     11. GENERAL COVENANTS. Pledgor agrees that so long as this Agreement remains in effect, it will:

     (a) NOTIFY SECURED PARTY IN WRITING AT LEAST SIXTY (60) DAYS IN ADVANCE OF:

          (i) ANY CHANGE WHATSOEVER IN THE NAME OF PLEDGOR;

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          (ii) THE STATE OR JURISDICTION IN WHICH PLEDGOR IS ORGANIZED OR
     FORMED;

          (iii) ANY NEW NAMES UNDER WHICH PLEDGOR INTENDS TO DO BUSINESS; OR

          (iv) ANY NEW ADDRESSES AT OR FROM WHICH PLEDGOR INTENDS TO DO BUSINESS OR TO KEEP COLLATERAL OF ANY KIND.

Pledgor shall in any event keep all Collateral within one or more states of the United States of America.

     (b) Promptly deliver any cash, securities or other property received with respect to the Collateral, whether as proceeds of the disposition thereof, dividends with respect thereto, or otherwise, to be held by Secured Party as Collateral. NOTWITHSTANDING THE FOREGOING, UNLESS AN EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING, PLEDGOR MAY CONTINUE TO RECEIVE AND RETAIN INTEREST AND REGULAR CASH DIVIDENDS ON THE COLLATERAL.

     (c) Defend the Collateral against the claims and demands of all persons other than Secured Party and promptly pay all taxes, assessments, and charges upon the Collateral. Pledgor agrees not to sign, file, or authenticate, or authorize or permit the signing, filing or authentication of, any financing statements or other documents creating or perfecting a lien upon or security interest in any of the Collateral except in favor of Secured Party, or otherwise create, suffer, or permit to exist any liens or security interests upon any Collateral other than in favor of Secured Party, except tax liens, provided that such liens are removed before related taxes become delinquent.

     (d) Sign, file, authenticate, and authorize the signing, filing and authenticating of, such financing statements and other documents (and pay the cost of filing and recording the same in all public offices deemed necessary by Secured Party), and do such other acts, as Secured Party may request to establish and maintain a valid and perfected security interest in the Collateral free and clear of all other liens and claims, except tax liens, provided that such liens are removed before related taxes become delinquent.

     (e) Keep at its address for notices set forth above its records concerning the Collateral, which records shall be of such character as will enable Secured Party to determine at any time the status of the Collateral; and permit Secured Party from time to time to inspect, audit, and make copies of, and extracts from, all records and all other papers in the possession or control of Pledgor pertaining to the Collateral.

     (f) Provide to Secured Party from time to time such financial statements of and other information concerning the Collateral, Pledgor, and any Related Party as Secured Party shall reasonably request.

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     (g) Except if and to the extent specifically permitted by this Agreement, not sell, transfer, lease, grant a license or option or similar right with respect to, or otherwise dispose of, or agree to dispose of, any Collateral.

     12. EVENTS OF DEFAULT. The occurrence or continuance of any of the following shall constitute an "Event of Default":

          (a) any default, event of default, or similar event shall occur or continue under the Loan Agreement or any Related Document, and shall continue beyond any applicable notice, grace or cure period set forth in the Loan Agreement or such Related Document; or

          (b) this Agreement or any Related Document, including any guaranty of or pledge of collateral security for the Liabilities, shall be repudiated or shall become unenforceable or incapable of performance in accord with its terms; or

     13. DEFAULT REMEDIES.

          (a) Notwithstanding any provision of any document or instrument evidencing or relating to any Liability: (i) upon the occurrence and during the continuance of any Event of Default specified in subsections (a)-(b) of the Section entitled "EVENTS OF DEFAULT," Secured Party at its option may declare the Liabilities immediately due and payable without notice or demand of any kind. Upon the occurrence and during the continuance of any Event of Default, Secured Party may exercise any rights and remedies under this Agreement, any Related Document or other document or instrument (including any Related Document evidencing Liabilities or pertaining to Collateral), and at law or in equity.

          (b) If any Event of Default shall have occurred and be continuing, then, in addition to having the right to exercise any rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in Illinois and any State in which any Collateral is located, Secured Party may, in its sole discretion:

               (i) without being required to give any prior notice to Pledgor apply the cash (if any) then held by it hereunder toward the Liabilities in such order as Secured Party shall determine in its sole discretion; and

               (ii) if there shall be no such cash or the cash so applied shall be insufficient to pay all obligations in full, sell the Collateral, or any part thereof, at any public or private sale, for cash, upon credit or for future delivery, as Secured Party shall deem appropriate, provided, however, that Pledgor shall be credited with proceeds thereof only when the proceeds are actually received in cash by Secured Party, and such sale shall be deemed commercially reasonable. Secured Party shall be authorized at any such sale (to the extent it deems it advisable to do so, in its sole discretion) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral then being

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          sold for their own account for investment and not with a view to the distribution or resale thereof, and upon consummation of any such sale Secured Party shall have the right to assign, transfer and deliver to the purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor. Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Secured Party has no obligation to marshal Collateral or to clean up or otherwise prepare Collateral for sale, and may specifically disclaim any warranties as to the Collateral, including those of title, merchantability, and fitness for a particular purpose. Secured Party may comply with any applicable local, state or federal law requirements in connection with a disposition of Collateral, and compliance will not be considered adversely to affect the commercial reasonableness of any sale of Collateral. Pledgor grants to Secured Party the right to enter into or on any premises where Collateral may be located for the purposes of exercising any remedies upon the occurrence of an Event of Default. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral if it takes such action for that purpose as Pledgor requests in writing, but failure to do so shall not be deemed a failure to exercise ordinary care; no failure of Secured Party to preserve or protect any right with respect to Collateral against prior parties, or to do any act with respect to preservation of Collateral not so requested by Pledgor, shall be deemed of itself a failure to exercise reasonable care in the custody or preservation of Collateral. To the extent that notice of sale shall be required to be given by law, Secured Party shall give Pledgor at least ten days' written notice of any such public sale or the date after which any such private sale or sales will be held. Secured Party shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the sale price is paid by the purchaser thereof, but Secured Party shall not incur any liability in case any such purchaser shall fail to take up and pay for the Collateral so sold; in the case of any such failure, such Collateral may be sold again upon like notice. As an alternative to exercising the power of sale herein conferred upon it, Secured Party may proceed by a suit at law or in equity to foreclose this Agreement and to sell the Collateral, or any portion thereof, pursuant to a judgment or decree of a court of competent jurisdiction. Except as and if otherwise required by law, any proceeds of the Collateral sold or disposed of pursuant hereto shall be applied toward the Liabilities in such order as Secured Party shall determine in its sole discretion. Any balance remaining shall be returned to Pledgor.

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          (c) Secured Party may, by written notice to Pledgor, at any time and from time to time, waive any Event of Default or Unmatured Event of Default, which shall be for such period and subject to such conditions as shall be specified in any such notice. In the case of any such waiver, Secured Party and Pledgor shall be restored to their former position and rights hereunder, and any Event of Default or Unmatured Event of Default so waived shall be deemed to be cured and not continuing; but no such waiver shall extend to or impair any subsequent or other Event of Default or Unmatured Event of Default. No failure to exercise, and no delay in exercising, on the part of Secured Party of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of Secured Party herein provided are cumulative and not exclusive of any rights or remedies provided by law.

     14. RIGHTS OF SECURED PARTY. Without limiting any other rights Secured Party has under the law, Secured Party may, from time to time, at its option (but shall have no duty to):

          (a) perform any agreement of Pledgor hereunder that Pledgor shall have failed to perform;

          (b) take any other action which Secured Party deems necessary or desirable for the preservation of the Collateral or Secured Party's interest therein and the carrying out of this Agreement, including: (i) any action to collect or realize upon the Collateral; (ii) the discharge of taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral; (iii) the discharge or keeping current of any obligation of Pledgor having effect on the Collateral; (iv) receiving, endorsing and collecting all checks and other orders for the payment of money made payable to Pledgor representing any dividend, interest payment or other distribution payable or distributable in respect of the Collateral or any part thereof, and giving full discharge for the same; and (v) causing any person or entity having possession of any Collateral to acknowledge that such person or entity holds such Collateral for the benefit of Secured Party; and

          (c) sign, file, authenticate, and authorize the signing, filing and authentication of, such financing statements and other documents respecting any right of Secured Party in the Collateral, in any and all jurisdictions as Secured Party shall determine in its discretion.

Pledgor hereby appoints Secured Party as Pledgor's attorney in fact, which appointment is and shall be deemed to be irrevocable and coupled with an interest, for purposes of performing acts and signing and delivering any agreement, document, or instrument, on behalf of Pledgor in accordance with this Section. Pledgor immediately will reimburse Secured Party for all expenses so incurred by Secured Party, together with interest thereon at a rate per year equal to two percent (2%) in addition to the Prime Rate.

     15. WAIVER OF DEFENSES. Pledgor irrevocably waives presentment, protest, notice of intent to accelerate, demand, notice of dishonor or default, notice of acceptance of this Agreement, notice of any loans made, extensions granted or

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other action taken in reliance hereon, and all other demands and notices of any kind in connection with this Agreement or the Liabilities.

     16. SECURED PARTY MAY ALSO BE INTERMEDIARY OR TRUSTEE. Pledgor hereby irrevocably waives, releases and forever relinquishes any claim or right of any nature whatsoever based upon the fact that Intermediary or a trustee of any Pledgor or Guarantor which is a trust is or may be Secured Party itself, and hereby irrevocably consents to any such circumstance. The rights and powers of Secured Party shall not in any way be restricted by reason of any such present or future circumstance.

     17. FURTHER ASSURANCES. Pledgor agrees to do (or cause to be done) such further acts and things, and to execute and deliver (or cause to be executed and delivered) such additional conveyances, assignments, agreements, and instruments, as Secured Party may at any time request in connection with the administration or enforcement of this Agreement or related to the Collateral or any part thereof or in order better to assure and confirm unto Secured Party its rights, powers and remedies hereunder.

     18. INVESTMENT DECISIONS. Pledgor agrees that, except for a duty of good faith, Secured Party shall have no duty to Pledgor with regard to decisions which Secured Party may make with regard to purchasing, holding or selling Collateral while the same shall be under Secured Party's control.

     19. NOTICES. All notices, requests and demands to or upon the respective parties hereto shall be deemed to have been given or made five business days after a record has been deposited in the mail, postage prepaid, or one business day after a record has been deposited with a recognized overnight courier, charges prepaid or to be billed to the sender, or on the day of delivery if delivered manually with receipt acknowledged, in each case addressed or delivered if to Secured Party to its banking office indicated above (Attention:
Banking) and if to Pledgor to its address set forth above, or to such other address as may be hereafter designated in writing by the respective parties hereto by a notice in accord with this Section.

     20. MISCELLANEOUS. This Agreement, the Related Documents, and any document or instrument executed in connection herewith or therewith, unless in each case otherwise specifically provided therein: (i) shall be governed by and construed in accordance with the internal law of the State of Illinois, except to the extent if any that the Uniform Commercial Code of the State of Illinois provides for the application of the law of a different State; and (ii) shall be deemed to have been executed in the State of Illinois. This Agreement shall bind Pledgor, its(his)(her) heirs, trustees (including successor and replacement trustees), executors, personal representatives, successors and assigns, as well as all persons and entities who become bound as a Pledgor to this Agreement, and shall inure to the benefit of Secured Party, its successors and assigns, except that neither Pledgor nor any person or entity who or which becomes bound as a Pledgor hereto may transfer or assign any rights or obligations hereunder without the prior written consent of Secured Party. Pledgor agrees to pay upon demand all expenses (including attorneys' fees, legal costs and expenses, and time charges of attorneys who may be employees of Secured Party, in each case whether in or out of court, in original or appellate proceedings or in bankruptcy) incurred or

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paid by Secured Party or any holder hereof in connection with the enforcement or preservation of its rights hereunder, under any Related Document, or under any document or instrument executed in connection herewith or therewith. If there shall be more than one person or entity constituting Pledgor, each of them shall be primarily, jointly and severally liable for all obligations hereunder. This Agreement may be executed in two or more counterparts, and (if there is more than one party) by each party on separate counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     21. WAIVER OF JURY TRIAL, ETC. PLEDGOR AND (BY ITS ACCEPTANCE HEREOF AS PROVIDED BELOW) SECURED PARTY HEREBY IRREVOCABLY AGREE THAT ALL SUITS, ACTIONS OR OTHER PROCEEDINGS WITH RESPECT TO, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED DOCUMENT SHALL BE SUBJECT TO LITIGATION IN COURTS HAVING SITES WITHIN OR JURISDICTION OVER THE STATE OF ILLINOIS AND THE COUNTY IN SUCH STATE WHERE THE ABOVE-INDICATED OFFICE OF SECURED PARTY IS LOCATED. PLEDGOR AND (BY ITS ACCEPTANCE HEREOF AS PROVIDED BELOW) SECURED PARTY HEREBY CONSENT AND SUBMIT TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED IN OR HAVING JURISDICTION OVER SUCH COUNTY AND STATE, AND HEREBY IRREVOCABLY WAIVE ANY RIGHT THEY OR ANY OF THEM MAY HAVE TO REQUEST OR DEMAND TRIAL BY JURY, TO TRANSFER OR CHANGE THE VENUE OF ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ACCORDANCE WITH THIS SECTION, OR TO CLAIM THAT ANY SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NO PARTY HERETO MAY SEEK OR RECOVER PUNITIVE OR CONSEQUENTIAL DAMAGES IN ANY PROCEEDING BROUGHT UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED DOCUMENT.

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To the maximum extent permitted by applicable law, Secured Party is hereby authorized by Pledgor without notice to Pledgor to fill in any blank spaces and dates and strike inapplicable terms herein or in any Related Document to conform to the terms of the transaction and/or understanding evidenced hereby, for which purpose Secured Party shall be deemed to have been granted an irrevocable power of attorney coupled with an interest.


TRI-MASS INC.

By:      _______________________________
Name:    Barry Bowen
Title:   Treasurer



ACCEPTED:

BANK OF AMERICA, N.A.


By:      _______________________________
Name:    Chris D. Buckner
Title:   Senior Vice President

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                                    EXHIBIT C
                                    ---------

                        CONTINUING UNCONDITIONAL GUARANTY


     This CONTINUING UNCONDITIONAL GUARANTY dated as of August 27, 2004 (the "Guaranty"), is executed by ANDES CANDIES L.P., an Illinois limited partnership ("Andes Candes"), ANDES MANUFACTURING LLC, an Illinois limited liability company ("Andes Manufacturing"), ANDES SERVICES LLC, an Illinois limited liability company ("Andes Services"), C.C. L.P., INC., a Delaware limited partnership ("C.C. L.P."), C.G.C. CORPORATION, a Delaware corporation ("C.G.C. Corporation"), C.G.C., INC., a Delaware corporation ("C.G.C. Inc."), CAMBRIDGE BRANDS, INC., a Delaware corporation ("Cambridge Brands, Inc."), CAMBRIDGE BRANDS MFG., INC., a Delaware corporation ("Cambridge Brands Mfg."), CAMBRIDGE BRANDS SERVICES, INC., a Delaware corporation ("Cambridge Brands Services"), CELLA'S CONFECTIONS, INC., a Virginia corporation ("Cella's"), CHARMS COMPANY, a Delaware corporation ("Charms Company"), CHARMS MARKETING COMPANY, a Delaware corporation ("Charms Marketing"), CHARMS L.P., a Delaware limited partnership ("Charms L.P."), J.T. COMPANY, INC., a Delaware corporation ("J.T. Company, Inc."), TOOTSIE ROLL BRANDS, LLC, a Delaware limited liability company ("Tootsie Roll Brands, LLC"), THE TOOTSIE ROLL COMPANY, INC., an Illinois corporation ("Tootsie Roll Company"), TOOTSIE ROLL MANAGEMENT, INC., an Illinois corporation ("Tootsie Roll Management"), TOOTSIE ROLL MFG., INC., an Illinois corporation ("Tootsie Roll Mfg."), TOOTSIE ROLL WORLDWIDE LTD., an Illinois limited corporation ("Tootsie Roll Worldwide"), THE SWEETS MIX COMPANY, INC., an Illinois corporation ("Sweets Mix Company"), TRI-CAPTIVE INSURANCE COMPANY, INC., an Arizona corporation ("Tri-Captive Insurance Company"), TRI FINANCE, INC., a Delaware corporation ("Tri Finance, Inc."), TRI INTERNATIONAL CO., an Illinois corporation ("Tri International Co."), TRI-MASS, INC., a Massachusetts corporation ("Tri-Mass, Inc."), TRI SALES CO., a Delaware corporation ("Tri Sales Co.") and TRI SALES FINANCE LLC, a Delaware limited liability company ("Tri Sales Finance LLC") (Andes Candes, Andes Manufacturing, Andes Services, C.C. L.P., C.G.C. Corporation, C.G.C. Inc., Cambridge Brands, Inc., Cambridge Brands Mfg., Cambridge Brands Services, Cella's, Charms Company, Charms Marketing, Charms L.P., J.T. Company, Inc., Tootsie Roll Brands, LLC, Tootsie Roll Company, Tootsie Roll Management, Tootsie Roll Mfg., Tootsie Roll Worldwide, Sweets Mix Company, Tri Captive Insurance Company, Tri Finance, Inc., Tri International Co., Tri-Mass, Inc., Tri Sales Co. and Tri Sales Finance LLC are sometimes referred to collectively and individually as the "Guarantor"), whose address are c/o 7401 South Cicero Avenue, Chicago, Illinois 60629, to and for the benefit of BANK OF AMERICA, N.A., a national banking association (together with any of its affiliate or subsidiary corporations, or their successors or assigns, being collectively referred to herein as the "Bank"), whose address is 231 South LaSalle Street, Chicago, Illinois 60602.

     WHEREAS, Tootsie Roll Industries, Inc., a Virginia corporation (the "Borrower"), whose address is 7401 South Cicero Avenue, Chicago, Illinois 60629, pursuant to the terms of the Loan Agreement as defined herein, desires to borrow

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from the Bank a term loan in the aggregate amount of up to $155,000,000 and may from time to time obtain other financial accommodations from the Bank; and

     WHEREAS, each Guarantor is a wholly-owned domestic United States subsidiary of the Borrower, and desires the Bank to extend or continue the extension of credit to the Borrower and the Bank has required that Guarantor execute and deliver this Guaranty to the Bank as a condition to the extension and continuation of credit by the Bank; and

     WHEREAS, the extension or continued extension of credit, as aforesaid, by the Bank is necessary and desirable to the conduct and operation of the business of the Borrower and will inure to the financial benefit of the Guarantor;

     NOW, THEREFORE, FOR VALUE RECEIVED, it is agreed that the preceding provisions and preambles are an integral part hereof and that this Guaranty shall be construed in light thereof, and in consideration of advances, credit or other financial accommodation heretofore afforded, concurrently herewith being afforded or hereafter to be afforded to the Borrower by the Bank, each Guarantor hereby unconditionally, absolutely, jointly and severally guarantees to the Bank, irrespective of the validity, regularity or enforceability of any instrument, writing, arrangement or credit agreement relating to or the subject of any such financial accommodation, the payment in full to the Bank, promptly on demand of the Bank or other person paying or incurring the same, any and all indebtedness, obligations and liabilities of every kind and nature of the Borrower to the Bank (including all indebtedness, obligations and liabilities of partnerships created or arising while the Borrower may have been or may be a member thereof), howsoever evidenced, whether now existing or hereafter created or arising, direct or indirect, primary or secondary, absolute or contingent, due or to become due, or joint or several, and howsoever owned, held or acquired, whether through discount, overdraft, purchase, direct loan or as collateral, or otherwise, and the prompt, full and faithful performance and discharge by the Borrower of each of the terms, conditions, agreements, representations and warranties on the part of the Borrower contained in any agreement, or in any modification or addenda thereto or substitution thereof in connection with any of the Guaranteed Debt (as hereinafter defined).

     The Guarantor agrees to pay all costs, legal expenses and attorneys' and paralegals' fees of every kind (including those costs, expenses and fees of attorneys and paralegals who may be employees of the Bank or its indirect parent), paid or incurred by the Bank in endeavoring to collect the Guaranteed Debt or any part thereof, or in enforcing its rights in connection with any collateral, or in enforcing this Guaranty, or in defending against any defense, counterclaim, setoff or crossclaim based on any act of commission or omission by the Bank with respect to the Guaranteed Debt, any collateral, or in connection with any Repayment Claim (as hereinafter defined).

     The term "Guaranteed Debt" shall be deemed to mean and include all said indebtedness, obligations and liabilities of the Borrower to the Bank, including, without limitation, arising out of or in connection with the Loan Agreement, dated as of August 27, 2004, executed by and between the Borrower and the Bank, (as amended, supplemented or modified from time to time, the "Loan Agreement"), and as evidenced by that certain Term Note dated as of August 27,

                                      1400

2004 in the maximum original principal amount of One Hundred Fifty Five Million Dollars and 00/100 ($155,000,000.00), executed by the Borrower and made payable to the order of the Bank, including any and all new or renewal notes issued in substitution or replacement therefor or any and all extensions, renewals or replacements thereof (collectively, the "Note"), plus (ii) all interest due or to become due on the Note, plus interest thereon at a floating per annum rate of interest equal to two percent (2.00%) over the Prime Rate (as hereinafter defined), plus all said expenses.

     As used herein, "Prime Rate" shall mean the floating per annum rate of interest publicly announced, from time to time, by the Bank as its Prime Rate. The Prime Rate is set by the Bank based on various factors, including the Bank's costs and desired return, general economic conditions and other factors and is used as a reference point for pricing some loans. The Bank prices loans to its customers at, above or below, the Prime Rate. Any change in the Prime Rate shall take effect at the opening of business on the day specified in the public announcement of a change in the Prime Rate. The Bank shall not be obligated to give notice of any change in the Prime Rate. The Prime Rate shall be computed on the basis of a year consisting of 360 days and shall be paid for the actual number of days elapsed.

     Notwithstanding any other provision of this Guaranty to the contrary, the maximum liability of each Guarantor hereunder shall be limited to the greater of
(i) the proceeds of credit extended by the Bank under the Loan Agreement and Term Note to the extent such proceeds are advanced, transferred or applied to or for the benefit of the Guarantor, and (ii) ninety-five percent (95.00%) of the difference between (a) the present fair salable value of the Guarantor's assets as of the date of this Guaranty, and (b) the amount of all liabilities of the Guarantor, including probable exposure under contingent liabilities (including this Guaranty), as of such date.

     In case of any bankruptcy, reorganization, debt arrangement or other proceeding under any bankruptcy or insolvency law, any dissolution, liquidation or receivership proceeding is instituted by or against either the Borrower or the Guarantor, or any default by the Guarantor of any of the covenants, terms and conditions set forth herein, all of the Guaranteed Debt shall, without notice to anyone, immediately become due or accrued and all amounts due hereunder shall be payable ,jointly and severally, from the Guarantor. The Guarantor hereby expressly and irrevocably: (a) waives, to the fullest extent possible, on behalf of itself and its successors and assigns (including any surety) and any other person, any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification, set off or to any other rights that could accrue to a surety against a principal, a guarantor against a maker or obligor, an accommodation party against the party accommodated, a holder or transferee against a maker, or to the holder of a claim against any person, and which the Guarantor may have or hereafter acquire against any person in connection with or as a result of the Guarantor's execution, delivery and/or performance of this Guaranty, or any other documents to which the Guarantor is a party or otherwise; (b) waives any "claim" (as such term is defined in the United States Bankruptcy Code) of any kind against the Borrower, and further agrees that it shall not have or assert any such rights against any person (including any surety), either directly or as an attempted set off to any action commenced against the Guarantor by the Bank or any other person; and (c) acknowledges and agrees (i) that foregoing waivers are intended to benefit the Bank and shall not limit or otherwise effect the Guarantor's

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liability hereunder or the enforceability of this Guaranty, (ii) that the
Borrower and its successors and assigns are intended third party beneficiaries of the foregoing waivers, and (iii) the agreements set forth in this paragraph and the Bank's rights under this paragraph shall survive payment in full of the Guaranteed Debt.

     All dividends or other payments received by the Bank on account of the Guaranteed Debt, from whatever source derived, shall be taken and applied by the Bank toward the payment of the Guaranteed Debt and in such order of application as the Bank may, in its sole discretion, from time to time elect, and this Guaranty shall apply to and secure any ultimate balance that shall remain owing to the Bank. The Bank shall have the exclusive right to determine how, when and what application of payments and credits, if any, whether derived from the Borrower or any other source, shall be made on the Guaranteed Debt and such determination shall be conclusive upon the Guarantor.

     This Guaranty shall in all respects be continuing, absolute and unconditional, and shall remain in full force and effect with respect to the Guarantor until: (i) written notice from the Bank to the Guarantor by United States certified mail of its discontinuance as to the Guarantor; or (ii) until all Guaranteed Debt created or existing before receipt of either such notice shall have been fully paid. In case of the discontinuance of this Guaranty as to any Guarantor, this Guaranty shall nevertheless continue and remain in force against any other guarantor until discontinued as to such other guarantor as provided herein. In the event of the dissolution of any Guarantor, this Guaranty shall continue as to all of the Guaranteed Debt theretofore incurred by the Borrower even though the Guaranteed Debt is renewed or the time of maturity of the Borrower's obligations is extended without the consent of the successors or assigns of the Guarantor.

     No compromise, settlement, release or discharge of, or indulgence with respect to, or failure, neglect or omission to enforce or exercise any right against any other guarantor shall release or discharge the Guarantor.

     The Guarantor's liability under this Guaranty shall in no way be modified, affected, impaired, reduced, released or discharged by any of the following (any or all of which may be done or omitted by the Bank in its sole discretion, without notice to anyone and irrespective of whether the Guaranteed Debt shall be increased or decreased thereby): (a) any acceptance by the Bank of any new or renewal note or notes of the Borrower, or of any security or collateral for, or other guarantors or obligors upon, any of the Guaranteed Debt; (b) any compromise, settlement, surrender, release, discharge, renewal, refinancing, extension, alteration, exchange, sale, pledge or election with respect to the Guaranteed Debt, or any note by the Borrower, or with respect to any collateral under Section 1111 or take any action under Section 364, or any other section of the United States Bankruptcy Code, now existing or hereafter amended, or other disposition of, or substitution for, or indulgence with respect to, or failure, neglect or omission to realize upon, or to enforce or exercise any liens or rights of appropriation or other rights with respect to, any Guaranteed Debt or any security or collateral therefor or any claims against any person or persons primarily or secondarily liable thereon; (c) any failure, neglect or omission to perfect, protect, secure or insure any of the foregoing security interests, liens, or encumbrances of the properties or interests in properties subject thereto; (d) the granting of credit from time to time by the Bank to the

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Borrower in excess of the amount, if any, to which the right of recovery under this Guaranty is limited (which is hereby expressly authorized); (e) any change in the Borrower's name or the merger of the Borrower into another corporation;
(f) any act of commission or omission of any kind or at any time upon the part of the Bank with respect to any matter whatsoever, other than the execution and delivery by the Bank to the Guarantor of an express written release or cancellation of this Guaranty; or (g) the payment in full of the Guaranteed Debt, except in connection with a termination of the obligations hereunder. The Guarantor hereby consents to all acts of commission or omission of the Bank set forth above and agrees that the standards by which good faith, diligence, reasonableness and care shall be measured, determined and governed solely by the terms and provisions hereof.

     In order to hold the Guarantor liable hereunder, there shall be no obligation on the part of the Bank, at any time, to resort for payment from the Borrower or to anyone else, or to any collateral, security, property, liens or other rights and remedies whatsoever, all of which are hereby expressly waived by the Guarantor.

     The Guarantor hereby expressly waives diligence in collection or protection, presentment, demand or protest or in giving notice to anyone of the protest, dishonor, default, or nonpayment or of the creation or existence of any of the Guaranteed Debt or of any security or collateral therefor or of the acceptance of this Guaranty or of extension of credit or indulgences hereunder or of any other matters or things whatsoever relating hereto.

     The Guarantor waives any and all defenses, claims and discharges of the Borrower, or any other obligor, pertaining to the Guaranteed Debt, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the Guarantor will not assert, plead or enforce against the Bank any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to the Borrower or any other person liable in respect of any of the Guaranteed Debt, or any setoff available against the Bank to the Borrower or any such other person, whether or not on account of a related transaction. The Guarantor expressly agrees that the Guarantor shall be and remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing the Guaranteed Debt, whether or not the liability of the Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision.

     So long as this Guaranty is continuing, the Guarantor covenants and agrees to furnish the Bank or its authorized representatives information regarding the business affairs, operations and financial condition of the Guarantor, including, but not limited to financial or nonfinancial information) as the Bank may request, in reasonable detail, prepared and certified as accurate by the Guarantor. The Guarantor represents and warrants to the Bank that (a) the Guarantor shall at all times maintain a standard and modern system of accounting in all respects in accordance with generally accepted accounting principals, consistently applied, (b) no change with respect to the such accounting principles shall be made by the Guarantor without giving prior notification to the Bank, (c) any financial statements of the Guarantor furnished to the Bank at or prior to the execution and delivery of this Guaranty fairly present the financial condition of the Guarantor for the periods shown therein, and since

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the dates covered by the most recent of such financial statements, there has been no material adverse change in the Guarantor's business operations or financial condition, (d) the Guarantor agrees to advise the Bank immediately of any event or circumstance which could reasonably be expected to result in a material adverse change in the financial condition, the operations or any other status of the Guarantor, and (e) the Bank shall have the right at all times during business hours to inspect the books and records of the Guarantor and make extracts therefrom. Except as expressly shown on the most recent of such financial statements, if any, and except for liens permitted under the Loan Agreement, the Guarantor owns all of its assets free and clear of all liens; is not a party to any litigation, nor is any litigation threatened to the knowledge of the Guarantor which would, if adversely determined, cause (based on reasonably anticipated liabilities as a result of such adverse determination) any material adverse change in its business or financial condition; and has no delinquent tax liabilities, nor have any tax deficiencies been proposed against it.

     To secure payment of the Guaranteed Debt, the Guarantor grants to the Bank a security interest in all property of the Guarantor delivered concurrently herewith or which is now, or at any time hereafter in transit to, or in the possession, custody, or control of the Bank, and all proceeds of all such property. The Guarantor agrees that the Bank shall have the rights and remedies of a secured party under the Uniform Commercial Code in effect in Illinois from time to time, with respect to all of the aforesaid property, including, without limitation thereof, the right to sell or otherwise dispose of any such property. The Bank may, without demand or notice of any kind to anyone, apply or set off any balances, credits, deposits, accounts, moneys or other indebtedness at any time credited by or due from the Bank to the Guarantor against the amounts due hereunder and in such order of application as the Bank may from time to time elect. Any notification of intended disposition of any property required by law shall be deemed reasonably and properly given if given in the manner provided by the applicable statute. The Guarantor hereby assigns and transfers to the Bank any and all cash, negotiable instruments, documents of title, chattel paper, securities, certificates of deposit, deposit accounts other cash equivalents and other assets of the Guarantor in the possession or control of the Bank for any purpose.

     THE GUARANTOR WAIVES EVERY DEFENSE, CAUSE OF ACTION, COUNTERCLAIM OR SETOFF WHICH THE GUARANTOR MAY NOW HAVE OR HEREAFTER MAY HAVE TO ANY ACTION BY THE BANK IN ENFORCING THIS GUARANTY (OTHER THAN PAYMENT IN FULL OF THE GUARANTEED OBLIGATIONS). AS FURTHER SECURITY, ANY AND ALL DEBTS AND LIABILITIES NOW OR HEREAFTER ARISING AND OWING TO THE GUARANTOR BY THE BORROWER, OR TO ANY OTHER PARTY LIABLE TO THE BANK, ARE HEREBY SUBORDINATED TO THE BANK'S CLAIMS AND ARE HEREBY ASSIGNED TO THE BANK. THE GUARANTOR HEREBY AGREES THAT THE GUARANTOR MAY BE JOINED AS A PARTY DEFENDANT IN ANY LEGAL PROCEEDING (INCLUDING, BUT NOT LIMITED TO, A FORECLOSURE PROCEEDING) INSTITUTED BY THE BANK AGAINST THE BORROWER. THE GUARANTOR AND THE BANK, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE IRREVOCABLY THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY SUCH LEGAL PROCEEDING IN WHICH THE GUARANTOR AND THE BANK ARE ADVERSE PARTIES.

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THIS PROVISION IS A MATERIAL INDUCEMENT TO THE BANK GRANTING ANY FINANCIAL
ACCOMMODATION TO THE BORROWER AND ACCEPTING THIS GUARANTY.

     Should a claim (a "Repayment Claim") be made upon the Bank at any time for repayment of any amount received by the Bank in payment of the Guaranteed Debt, or any part thereof, whether received from the Borrower, the Guarantor pursuant hereto, or received by the Bank as the proceeds of collateral, by reason of: (i) any judgment, decree or order of any court or administrative body having jurisdiction over the Bank or any of its property; or (ii) any settlement or compromise of any such Repayment Claim effected by the Bank, in its sole discretion, with the claimant (including the Borrower), the Guarantor shall remain jointly and severally liable to the Bank for the amount so repaid to the same extent as if such amount had never originally been received by the Bank, notwithstanding any termination hereof or the cancellation of any note or other instrument evidencing any of the Guaranteed Debt.

     The Bank may, without notice to anyone, sell or assign the Guaranteed Debt, or any part thereof, or grant participations therein, and in any such event each and every immediate or remote assignee or holder of, or participant in, all or any of the Guaranteed Debt shall have the right to enforce this Guaranty, by suit or otherwise for the benefit of such assignee, holder, or participant, as fully as if herein by name specifically given such right herein, but the Bank shall have an unimpaired right, prior and superior to that of any such assignee, holder or participant, to enforce this Guaranty for the benefit of the Bank, as to any part of the Guaranteed Debt retained by the Bank.

     Unless and until all of the Guaranteed Debt has been paid in full, no release or discharge of any other person, whether primarily or secondarily liable for and obligated with respect to the Guaranteed Debt, or the institution of bankruptcy, receivership, insolvency, reorganization, dissolution or liquidation proceedings by or against the Guarantor or any other person primarily or secondarily liable for and obligated with respect to the Guaranteed Debt, or the entry of any restraining or other order in any such proceedings, shall release or discharge the Guarantor, or any other guarantor of the indebtedness, or any other person, firm or corporation liable to the Bank for the Guaranteed Debt.

     All references herein to the Borrower and to the Guarantor, respectively, shall be deemed to include any successors or assigns, whether immediate or remote, to such corporation general/limited partnership, or limited liability company as applicable.

     If this Guaranty contains any blanks when executed by the Guarantor, the Bank is hereby authorized, without notice to the Guarantor, to complete any such blanks according to the terms upon which this Guaranty is executed by the Guarantor and is accepted by the Bank.

     This Guaranty has been delivered to the Bank at its offices in Chicago, Illinois, and the rights, remedies and liabilities of the parties shall be construed and determined in accordance with the laws of the State of Illinois, in which State it shall be performed by the Guarantor.

     TO INDUCE THE BANK TO GRANT FINANCIAL ACCOMMODATIONS TO THE BORROWER, THE GUARANTOR IRREVOCABLY AGREES THAT ALL ACTIONS ARISING DIRECTLY OR INDIRECTLY AS A RESULT OR IN CONSEQUENCE OF THIS GUARANTY SHALL BE INSTITUTED AND LITIGATED ONLY IN COURTS HAVING SITUS IN THE CITY OF CHICAGO, ILLINOIS. THE GUARANTOR HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT LOCATED AND HAVING ITS SITUS IN CHICAGO, ILLINOIS, AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS. THE GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS, AND TO THE SERVICE OF PROCESS BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE GUARANTOR AT THE ADDRESS INDICATED IN THE BANK'S RECORDS IN THE MANNER PROVIDED BY APPLICABLE STATUTE, LAW, RULE OF COURT OR OTHERWISE. FURTHERMORE, THE GUARANTOR WAIVES ALL NOTICES AND DEMANDS IN CONNECTION WITH THE ENFORCEMENT OF THE BANK'S RIGHTS HEREUNDER, AND HEREBY CONSENTS TO, AND WAIVES NOTICE OF THE RELEASE, WITH OR WITHOUT CONSIDERATION, OF THE BORROWER OR ANY OTHER PERSON RESPONSIBLE FOR PAYMENT OF THE GUARANTEED DEBT, OR OF ANY COLLATERAL THEREFOR.

     Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

     It is agreed that the Guarantor's liability is independent of any other guaranties at any time in effect with respect to all or any part of the Borrower's indebtedness to the Bank, and that the Guarantor's liability hereunder may be enforced regardless of the existence of any such other guaranties.

     No delay on the part of the Bank in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Bank of any right or remedy shall preclude other or further exercise thereof, or the exercise of any other right or remedy. No modification, termination, discharge or waiver of any of the provisions hereof shall be binding upon the Bank, except as expressly set forth in a writing duly signed and delivered on behalf of the Bank.

     The execution, delivery and performance of this Guaranty by the Guarantor are within the corporate or other powers of the Guarantor, have been duly authorized by all necessary corporate or partnership action on the part of the Guarantor and do not and will not (i) require any consent or approval of its board of directors or stockholders, partners or members, as applicable, of the Guarantor which has not been obtained, (ii) violate any provision, as applicable, of the articles of incorporation or bylaws, partnership agreement, articles of organization or operating agreement of the Guarantor or of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Guarantor; (iii) require the consent or approval of, or filing or registration with, any governmental body, agency or authority, or (iv) result in a breach of or constitute a default under, or result in the imposition of any lien, charge or encumbrance upon any property of the Guarantor pursuant to, any indenture or other agreement or instrument under which the Guarantor is a party or by which it or any of its properties may be bound or affected. The officer or officers, partner or partners, member or members, as applicable, executing and delivering this Guarantor for and on behalf of the Guarantor, is/are duly authorized to so act. The Bank, in extending financial accommodations to the Borrower, is expressly acting and relying upon the aforesaid representations and warranties.

     This Guaranty: (i) is valid, binding and enforceable in accordance with its provisions, and no conditions exist to the legal effectiveness of this Guaranty as to the Guarantor; (ii) contains the entire agreement between the Guarantor and the Bank; (iii) is the final expression of their intentions; and (iv) supersedes all negotiations, representations, warranties, commitments, offers, contracts (of any kind or nature, whether oral or written) prior to or contemporaneous with the execution hereof. No prior or contemporaneous representations, warranties, understandings, offers or agreements of any kind or nature, whether oral or written, have been made by the Bank or relied upon by the Guarantor in connection with the execution hereof.

     The term "Guarantor" as used herein shall mean all parties signing this Guaranty, and the provisions hereof shall be binding upon the Guarantor, and each one of them, and all such parties, their respective successors and assigns shall be jointly and severally obligated hereunder. This Guaranty shall inure to the benefit of the Bank and its successors and assigns.

     IN WITNESS WHEREOF, the Guarantor has executed and delivered this Continuing Unconditional Guaranty as of the date set forth above.

                  ANDES CANDIES L.P., an Illinois limited partnership
                  ANDES MANUFACTURING LLC, an Illinois limited liability company ANDES SERVICES LLC, an Illinois limited liability company
                  C.C. L.P., INC., a Delaware corporation
                  C.G.C. CORPORATION, a Delaware corporation
                  C.G.C., INC., a Delaware corporation
                  CAMBRIDGE BRANDS, INC., a Delaware corporation
                  CAMBRIDGE BRANDS MFG., INC., a Delaware corporation
                  CAMBRIDGE BRANDS SERVICES, INC., a Delaware corporation CELLA'S CONFECTIONS, INC., a Virginia corporation
                  CHARMS COMPANY, a Delaware corporation
                  CHARMS MARKETING COMPANY, a Delaware corporation
                  CHARMS L.P., a Delaware limited partnership
                  J.T. COMPANY, INC., a Delaware corporation
                  TOOTSIE ROLL BRANDS, LLC, a Delaware limited liability company THE TOOTSIE ROLL COMPANY, INC., an Illinois corporation TOOTSIE ROLL MANAGEMENT, INC., an Illinois corporation
                  TOOTSIE ROLL MFG., INC., an Illinois corporation
                  TOOTSIE ROLL WORLDWIDE LTD., an Illinois limited corporation THE SWEETS MIX COMPANY, INC., an Illinois corporation
                  TRI FINANCE, INC., a Delaware corporation
                  TRI INTERNATIONAL CO., an Illinois corporation
                  TRI SALES CO., a Delaware corporation
                  TRI SALES FINANCE LLC, a Delaware limited liability company


                  By:      ___________________________
                  Name:    Barry Bowen
                  Title:   Treasurer

                  TRI-CAPTIVE INSURANCE COMPANY, INC.,
                  an Arizona corporation


                  By:      ___________________________
                  Name:    Ellen R. Gordon
                  Title:   Principal Officer


                  TRI-MASS, INC.,
                  a Massachusetts corporation


                  By:      ___________________________
                  Name:    Ellen R. Gordon
                  Title:   President

                                    EXHIBIT D
                                    ---------

                          LIST OF DOMESTIC SUBSIDIARIES




ANDES CANDIES L.P., an Illinois corporation
ANDES MANUFACTURING LLC, an Illinois corporation
ANDES SERVICES LLC, an Illinois corporation
C.C. L.P., INC., a Delaware corporation
C.G.C. CORPORATION, a Delaware corporation
C.G.C., INC., a Delaware corporation
CAMBRIDGE BRANDS, INC., a Delaware corporation
CAMBRIDGE BRANDS MFG., INC., a Delaware corporation
CAMBRIDGE BRANDS SERVICES, INC., a Delaware corporation
CELLA'S CONFECTIONS, INC., a Virginia corporation
CHARMS COMPANY, a Delaware corporation
CHARMS MARKETING COMPANY, a Delaware corporation
CHARMS L.P., a Delaware corporation
J.T. COMPANY, INC., a Delaware corporation
TOOTSIE ROLL BRANDS, LLC, a Delaware corporation
THE TOOTSIE ROLL COMPANY, INC., an Illinois corporation
TOOTSIE ROLL MANAGEMENT, INC., an Illinois corporation
TOOTSIE ROLL MFG., INC., an Illinois corporation
TOOTSIE ROLL WORLDWIDE LTD., an Illinois corporation
THE SWEETS MIX COMPANY, INC., an Illinois corporation
TRI-CAPTIVE INSURANCE COMPANY, INC., an Arizona corporation
TRI FINANCE, INC., a Delaware corporation
TRI INTERNATIONAL CO., an Illinois corporation
TRI-MASS, INC., a Massachusetts corporation
TRI SALES CO., a Delaware corporation
TRI SALES FINANCE LLC, a Delaware corporation

                                    EXHIBIT E
                                    ---------

                              AMORTIZATION SCHEDULE

      ----------------------------------- -------------------------------------
                 Installment                        Principal Amount
                 -----------                        ----------------

      ----------------------------------- -------------------------------------
              December 31, 2004                      $12,500,000.00
      ----------------------------------- -------------------------------------
                March 31, 2005                       $12,500,000.00
      ----------------------------------- -------------------------------------
                June 30, 2005                        $12,500,000.00
      ----------------------------------- -------------------------------------
              September 30, 2005                     $12,500,000.00
      ----------------------------------- -------------------------------------
              December 31, 2005                      $18,333,333.33
      ----------------------------------- -------------------------------------
                March 31, 2006                       $18,333,333.33
      ----------------------------------- -------------------------------------
                June 30, 2006                        $18,333,333.34
      ----------------------------------- -------------------------------------
               August 30, 2006                        $50,000,000
      ----------------------------------- -------------------------------------